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UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . . .19.3
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08934

ING Strategic Allocation Portfolios, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2004

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2004

Classes I and S

DOMESTIC EQUITY INDEX PORTFOLIOS

▪                  ING VP Index Plus LargeCap Portfolio

▪                  ING VP Index Plus MidCap Portfolio

▪                  ING VP Index Plus SmallCap Portfolio

STRATEGIC ALLOCATION PORTFOLIOS

▪                  ING VP Strategic Allocation Balanced Portfolio

▪                  ING VP Strategic Allocation Growth Portfolio

▪                  ING VP Strategic Allocation Income Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Reports	4

Shareholder Expense Examples	17

Report of Independent Registered Public Accounting Firm	19

Statements of Assets and Liabilities	20

Statements of Operations	22

Statements of Changes in Net Assets	24

Financial Highlights	27

Notes to Financial Statements	33

Portfolios of Investments	44

Tax Information	95

Director and Officer Information	96

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrants use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrants’ website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Registrants voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrants’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrants file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrants’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrants’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrants by calling Shareholder Services toll-free at 800-992-0180.

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PRESIDENT’S LETTER

Dear Shareholder:

The past year has brought about numerous changes in the mutual funds industry, including requests for additional disclosures. I would like to draw your attention to some additional information you will now see in the reports due, in part, to these new requirements:

•      You will see a new section entitled “Shareholder Expense Examples”. These examples are intended to illustrate for you the ongoing costs of investing in a mutual fund and to provide a method to compare those costs with the ongoing costs of investing in other mutual funds.

•      In addition to the normal performance tables included in the Portfolio Managers’ Reports, there are now additional graphical or tabular presentations, which illustrate the current holdings of the funds as of the period-end.

•                  Each fund now also files its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. These Forms are available for shareholders to view on the SEC’s website at www.sec.gov.

We welcome these changes and believe that they will provide valuable information to our shareholders. We hope you will find these additional disclosures beneficial and easy to understand.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in 2005 and beyond.

Sincerely,

James M. Hennessy
President
ING Funds
January 25, 2005

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2004

In our semi-annual report, we referred to sharp swings in sentiment as investors took stock after the handsome gains of 2003. By the middle of the year, the markets had not done much of anything; however, over the next six months sentiment would change twice more and in the end major asset classes posted respectable returns for the year, if not better.

Global equities gained 10.8% in the six months ended December 31, 2004, according to the Morgan Stanley Capital International (“MSCI”) World Index(1), including net reinvested dividends, and 14.7% for entire year. Nearly one quarter of the annual gain was due to dollar weakness, the main story in the currency markets. The dollar was ahead for most of the year, but by mid October had succumbed to continuing concern over the United States twin budget and trade deficits and whether overseas investors would continue to finance them, raising the nightmare of a disorderly slide in the dollar. In 2004, the euro gained 7.6%, a new record. The yen rose 4.5% to a level not seen since early 2000, while the pound stood 7.4% higher, at a remarkable 12-year peak.

Perhaps the most notable feature in investment grade U.S. fixed income markets in the second six months was the curious “curve flattening” trend. Short-term interest rates drifted up as the Federal Open Market Committee (“FOMC”) raised the Federal Funds rate four times, by 1% in all, while bond yields ignored this and fell in the face of weak economic data and continued foreign central bank purchases. Contrary to earlier fears, tame inflation was a backdrop throughout, while the influential employment reports were weak in July, August, October and December. On December 15, the spread between the yields on the 10-year Note and the 90-day Treasury Bill fell to a three-year low. For the six months, the yield on 10-year Treasury Notes fell by 40 basis points to 4.22%, but the yield on 13-week Treasury Bills soared 88 basis points to 2.18%. More broadly, the Lehman Brothers Aggregate Bond Index(2) gained 4.18% for the six months. For the whole year, the Index returned 4.34%, underscoring the dominance of the second half in driving market movement, and implying not much underlying price change over the year.

Prices rose on riskier asset classes, however, as investors chased more attractive returns than investment grade bonds were offering. The Lehman Brothers U.S. Corporate High Yield Bond Index(3) for example, returned a robust 9.64% in the six months through December and 11.13% for the year.

U.S. equities in the form of the Standard & Poor’s (“S&P”) 500 Index(4), rose 7.2% including dividends for the six months ended December 31, 2004, breaching and holding levels not seen since before September 11, 2001. By year end, the market was trading at a price to earnings level of just under 16 1/2 times 2005 estimated earnings. For the entire year, the Index returned 10.88%. From the middle of the year, equity investors were disappointed by the weak employment reports referred to above and distracted by surging oil prices as well as bad news affecting individual stocks. The market reached its lowest point in mid-August. But after oil prices climbed over $56 per barrel on October 22, and then slumped, equities squeezed out a narrow gain for the month in the last few days. In November, oil prices continued their retreat and the market powered ahead, cheered by this, the clear presidential election result, perceived as business and shareholder friendly, and at last a powerful employment report. By month end, sentiment was further bolstered by an upward revision to third quarter gross domestic product (“GDP”) growth to 4%, which was doubtless encouraging. But the data released also showed that the engine of growth, the U.S. consumer, was only saving at the rate of 0.5% per annum, which many regard as unsustainable. In addition, the rate of corporate profits growth was already falling and in 2005 may not reach double digits. It is hard to see then what dynamic propelled the S&P 500 Index to another 3.5% gain in December. And while many commentators celebrated this break out and the fact that smaller-cap indices had by then scaled all-time high levels, others feared a reversal before 2005 was very old.

International markets had mixed returns in the second half, but all were inflated in dollar terms by the weakness of that currency. Nonetheless even in local currency terms, Europe’s markets regained mid-2002 levels. Japan equities rose 4.6% in dollar terms during the period, based on the MSCI Japan Index(5) plus net dividends, but fell 1.7% in yen. For the year, Japan returned 15.9% in dollars. First half optimism about GDP growth was dashed as growth collapsed or was revised down as the year wore on.

European excluding (“ex”) UK markets advanced 18.2% in the second half of 2004, according to the MSCI Europe ex UK Index(6) (in dollars including net dividends), about one third due to currency. For all of 2004, the region returned 21.6% in dollars. Profits did grow strongly and markets remain cheap, but given all the issues surrounding low domestic demand,

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2004

unemployment at 8.9% for the last 20 months and inflexible labor markets, arguably they deserve to be.

The UK market returned 15.7% in the six months through December, based on the MSCI UK Index(7) including net dividends, about 40% due to currency. For the whole year, the UK rose 19.6% in dollars. Contrary to the rest of Europe, the Bank of England has been trying to cool consumer demand and a property boom with five interest rate increases in 12 months. They seem to be succeeding for the most part.

(1)  The MSCI World Index measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3)  The Lehman Brothers U.S. Corporate High Yield Bond Index is generally representative of corporate bonds rated below investment-grade.

(4)  The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(5)  The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)  The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)  The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 366-0066 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING VP INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

The ING VP Index Plus LargeCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the Standard & Poor’s (“S&P”) 500 Index(1), while maintaining a market level of risk. The Portfolio is managed by a team of equity investment specialists led by Hugh T.M. Whelan, Portfolio Manager, and Douglas Coté, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio’s Class I shares provided a total return of 10.58% compared to the S&P 500 Index, which returned 10.88% for the same period.

Portfolio Specifics: The Portfolio slightly underperformed its benchmark, the S&P 500 Index for the year ended December 31, 2004. Strong security selection, especially in the health care, utility and information technology sectors benefited performance. Stock selection in the telecommunication and industrial sectors somewhat detracted from performance. The largest positive contributors to performance came from overweight positions in TXU Corp., UnitedHealth Group, Inc. and Apple Computer, Inc. The largest detractors from performance were our overweight position in Ford Motor Co. and underweight in Yahoo!, Inc. and AT&T Wireless, which was sold prior to year end.

Apple Computer, Inc. continued to benefit from outstanding product sales led by its “iPod” product and rising earnings forecasts, which boosted the stock up nearly 200% for the year. UnitedHealth Group, Inc. was helped by its leadership position in the industry, strong earnings growth, and new growth supporting developments such as their partnership with Harvard Pilgrim, the purchase of Oxford Health Plans and Definity Health Corp., and increasing health savings accounts. TXU Corp., the largest Texas power supplier, rallied over the course of the year as business restructuring and strong earnings growth caused its shares to rise. Ford Motor Co. showed promise in the spring and early summer as it announced outstanding earnings and investors looked favorably on its new line of cars and plans to reduce costly incentives. However, the financing of vehicles, not the sale of them, drove earnings. As a result, Ford’s earnings strength did not last as car sales fell off, incentives continued, capacity remained high, and the outlook for future demand weakened. Our underweight in Yahoo!, Inc. hurt performance as it rose 68% over the year. Despite an extremely high valuation, the stock enjoyed strong growth over the year as earnings continued to expand on increased advertising revenue. AT&T Wireless, in which we were underweight, rose on news of its acquisition by Cingular Wireless.

Individual security selection was helped by the effectiveness of factors historically successful at identifying outperforming stocks, especially free cash flow to price, change in accruals, and analyst estimate revisions. Long-term price reversal, price momentum, and trailing price-to-earnings ratios were not helpful in our stock selection process.

Current Strategy and Outlook: Our outlook for 2005 is positive for equities. Inflation is expected to be benign and oil prices should continue to be moderate early in 2005. We believe the Federal Reserve is likely to  continue to raise short-term interest rates, while leaving itself latitude to pause. We expect earnings to continue rising, although at a slower pace in 2005. Job creation should pick up after the impacts of higher oil prices percolate through the economy. Given all these economic factors, gross domestic product is likely to decelerate over the next few months to a trend-like growth rate in 2005.

The Portfolio is overweight in the energy and consumer sectors and underweight in the financials and information technology sectors. However, our overall sector exposures are by design quite close to the S&P 500 Index, so that nearly all of our relative performance is driven by individual stock selection.

Top Ten Holdings*
as of December 31, 2004
(as a percent of net assets)

General Electric Co.	3.1%
Exxon Mobil Corp.	3.0%
Microsoft Corp.	2.4%
Johnson & Johnson	2.2%
Citigroup, Inc.	2.0%
Wal-Mart Stores, Inc.	1.8%
Procter & Gamble Co.	1.8%
International Business Machines Corp.	1.7%
Pfizer, Inc.	1.6%
Bank of America Corp.	1.5%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP INDEX PLUS LARGECAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004
	1 Year	5 Year	Since Inception of Class I September 16, 1996		Since Inception of Class S July 16, 2001
Class I	10.58%	(3.05)%	9.08%		—
Class S	10.26%	—	—		1.01%
S&P 500 Index(1)	10.88%	(2.30)%	8.81	%(2)	1.72	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Index Plus LargeCap Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 366-0066 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)          The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)          Since inception performance for the index is shown from October 1, 1996.

(3)          Since inception performance for the index is shown from August 1, 2001.

ING VP INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

The ING VP Index Plus MidCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the Standard & Poor’s (“S&P”) MidCap 400 Index(1), while maintaining a market level of risk. The Portfolio is managed by a team of equity investment specialists led by Hugh T.M. Whelan, Portfolio Manager, and Douglas Coté, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio’s Class I shares provided a total return of 16.59% compared to the S&P MidCap 400 Index, which returned 16.48% for the same period.

Portfolio Specifics: The Fund outperformed the S&P MidCap 400 Index for the year ended December 31, 2004, primarily due to security selection, especially in information technology and consumer discretionary sectors. Stock selection produced negative relative returns in utilities and financials sectors. The largest positive contributors to performance were our overweight positions in Harman Intl. Industries, Inc. and McAffe, Inc. The largest detraction from performance came from our overweight positions in Atmel Corp. and underweight position in Sepracor, Inc.

Harman Intl. Industries, Inc. rose on record earnings and sales of its high-fidelity audio and video products, which are used in recording studios, concert halls, homes and cars. Shares of anti-virus software maker McAfee, Inc. climbed during the year as the firm continued to make progress in its turnaround plan, posted strong earnings, and announced high profile deals with AOL and Dell.

Atmel Corp. fell along with most of the semiconductor industry, as demand remained soft, margins stayed flat, and earnings disappointed throughout the year. Shares of pharmaceutical firm Sepracor, Inc. rose on the development and final FDA approval of its sleeping pill, Lunesta, which analysts feel will compete strongly with Sanofi-Aventis’s Ambien, a drug with well over $1 billion in annual sales.

Our individual security selection was helped by the effectiveness of factors historically successful at identifying outperforming stocks, especially capital expenditure intensity and relative value. Some of the factors that did not contribute to our performance included price momentum and long-term price reversal.

Current Strategy and Outlook: Our outlook for 2005 is positive for equities. We believe inflation should continue to be benign and oil prices should continue to be moderate early in 2005. The Federal Reserve is likely to continue to raise short-term interest rates, while leaving itself latitude to pause. We expect earnings to continue rising, although at a slower pace in 2005. We expect to see job creation pick up after the impacts of higher oil prices percolate through the economy. Given all these economic factors, gross domestic product is likely to decelerate over the next few months to a trend-like growth rate in 2005.

The Portfolio is modestly overweight in the energy and health care sectors and underweight in the utilities and consumer discretionary sectors. However, our overall sector exposures are by design quite close to the S&P MidCap 400 Index so that nearly all of our relative performance is driven by individual stock selection.

Top Ten Holdings*
as of December 31, 2004
(as a percent of net assets)

Harman Intl. Industries, Inc.	1.3%
Murphy Oil Corp.	1.1%
Weatherford Intl. Ltd.	1.1%
Pacificare Health Systems, Inc.	0.9%
Coventry Health Care, Inc.	0.9%
McAfee, Inc.	0.9%
Lyondell Chemical Co.	0.9%
Abercrombie & Fitch Co.	0.9%
Lincare Holdings, Inc.	0.8%
Associated Bancorp.	0.8%

*Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP INDEX PLUS MIDCAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004
	1 Year	5 Year	Since Inception of Class I December 16, 1997		Since Inception of Class S July 16, 2001
Class I	16.59%	9.93%	13.18%		—
Class S	16.35%	—	—		9.31%
S&P MidCap 400 Index(1)	16.48%	9.54%	11.60	%(2)	9.17	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Index Plus MidCap Portfolio against the S&P MidCap 400 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 366-0066 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)          The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(2)          Since inception performance for the index is shown from January 1, 1998.

(3)          Since inception performance for the index is shown from August 1, 2001.

ING VP INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

The ING VP Index Plus SmallCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the Standard & Poor’s (“S&P”) SmallCap 600 Index(1), while maintaining a market level of risk. The Portfolio is managed by a team of equity investment specialists led by Hugh T.M. Whelan, Portfolio Manager, and Douglas Coté, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio’s Class I shares provided a total return of 22.07% compared to the S&P SmallCap 600 Index, which returned 22.65% for the same period.

Portfolio Specifics: The Portfolio slightly underperformed the S&P SmallCap 600 Index for the year ended December 31, 2004. Security selection, especially in the health care and consumer discretionary sectors benefited performance; however, stock selection in the information technology and energy sectors somewhat detracted from performance. The largest positive contributors to performance came from our overweight positions in UICI and NVR, Inc. The largest detractors from performance were our overweight positions in Filenet Corp. and previously held ESS Technology.

Diversified financial services firm UICI posted an astounding quarterly report that was almost 75% above analysts’ expectations, and the stock soared just about as much in reaction to the news. NVR, Inc. continued with its stunning earnings growth history in the third quarter, as a result of continued robust home sales and low mortgage rates. Our underweight in Lone Star Technologies, Inc. benefited our results when it missed Wall Street earnings estimates for the third quarter due to higher steel prices and subsequently plummeted.

Our overweight of ESS Technology continued to disappoint for three consecutive quarters in 2004 and was punished severely by investors. Our overweight of Filenet Corp. hurt returns as it reported a significant negative earnings surprise — 50% below expectations in the second quarter.

Individual security selection was helped by the effectiveness of factors historically successful at identifying outperforming stocks, especially free cash flow to price, change in accruals, and analyst estimate revision. Long-term price reversal and price momentum did not contribute to our stock selection process. Performance was also negatively impacted by our cash holdings, which although small, had a relatively large effect in these strong markets.

Current Strategy and Outlook: Our outlook for 2005 is positive for equities. We believe inflation should continue to be benign and oil prices should continue to be moderate early in 2005. We expect the Federal Reserve will likely continue to raise short-term interest rates, while leaving itself latitude to pause. We expect earnings to continue rising, although at a slower pace in 2005. We expect to see job creation pick up after the impacts of higher oil prices percolate through the economy. Given all these economic factors, gross domestic product is likely to decelerate over the next few months to a trend like growth rate in 2005.

The Portfolio is overweight in the financials and health care sectors and underweight in the industrials and consumer discretionary sectors. However, our overall sector exposures are by design quite close to the S&P SmallCap 600 Index so that nearly all of our relative performance is driven by individual stock selection.

Top Ten Holdings*
as of December 31, 2004
(as a percent of net assets)

NVR, Inc.	1.5%
New Century Financial Corp.	1.1%
First Bancorp Puerto Rico	0.9%
UGI Corp.	0.8%
Fremont General Corp.	0.8%
Amerigroup Corp.	0.8%
Toro Co.	0.8%
Corn Products Intl., Inc.	0.8%
UICI	0.7%
Georgia Gulf Corp.	0.7%

*Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP INDEX PLUS SMALLCAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004
	1 Year	5 Year	Since Inception of Class I December 19, 1997		Since Inception of Class S July 16, 2001
Class I	22.07%	10.15%	9.13%		—
Class S	21.74%	—	—		11.69%
S&P SmallCap 600 Index(1)	22.65%	11.60%	9.77	%(2)	12.21	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Index Plus SmallCap Portfolio against the S&P SmallCap 600 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 366-0066 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)          The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.

(2)          Since inception performance for the index is shown from January 1, 1998.

(3)          Since inception performance for the index is shown from August 1, 2001.

ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

The ING VP Strategic Allocation Balanced Portfolio (the “Portfolio”) seeks to provide total return. The Portfolio is managed by a team of investment specialists led by Mary Ann Fernandez, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio provided a total return of 10.23% compared to 11.95% for the Russell 3000 Index(1) and 9.16% for the Strategic Allocation Balanced Composite Index(2).

Portfolio Specifics: The Portfolio’s asset allocation had a positive impact on performance for the year ended December 31, 2004, as overweights in domestic and international equities and an underweight in fixed income securities each helped results. The equity component outperformed its sub-benchmark, the Russell 3000 Index, due to security selection. Stock selection was strongest in the health care and technology sectors, but was weaker in consumer staples and financials. Sector allocation had a positive impact, with gains from an overweight in energy and an underweight in health care only partially offset by losses from an overweight in technology and an underweight in financials.

The international equity component lagged the MSCI EAFE Index for the year, largely due to disappointing security selection, notably in the consumer goods and technology sectors. Offsetting this somewhat was strong sector allocation, as an overweight in energy and an underweight in technology both added to performance results. Regional allocations were slightly negative as the gain from an overweight of Japan was offset by the loss from an underweight of Australia/New Zealand.

The fixed income component of the Portfolio performed roughly in line with the Lehman Brothers Aggregate Bond Index during the year as a short duration posture and yield curve exposure proved beneficial. For most of the period we were well positioned for a rising rate environment in which the yields on shorter maturities rise more than those of longer maturities. Our underweight in five-year maturities was particularly helpful. Nevertheless, we brought the fixed income component back to a neutral duration stance as the year came to a close. Overweights in the outperforming securitized sectors — mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities — also helped. We maintained our increased allocation to credit, and this sector posted the highest excess returns during the period.

Current Strategy and Outlook: Our outlook for 2005 is positive for equities. We believe inflation should continue to be benign and oil prices should continue to be moderate early in 2005. The Federal Reserve (“Fed”) is likely to continue to raise short-term interest rates, while leaving itself latitude to pause. We expect earnings to continue rising, although at a slower pace in 2005. We expect to see job creation pick up after the impacts of higher oil prices percolate through the economy. Given all these economic factors, gross domestic product is likely to decelerate over the next few months to a trend-like growth rate in 2005. Despite increases to the Fed funds rate, longer-term fixed income issues have shown resilience through this period. Looking to 2005, however, we do project rising longer-term rates for the bond market. We remain overweight in equities due to our positive outlook for stocks and are underweight fixed income securities, principally for valuation reasons.

Top Ten Industries*
as of December 31, 2004
(as a percent of net assets)

Federal National Mortgage Association	7.6%
Banks	7.1%
Oil and Gas	6.0%
Diversified Financial Services	5.3%
Retail	5.2%
Insurance	4.8%
U.S. Treasury Bonds	3.7%
Telecommunications	3.7%
Computers	3.6%
Software	2.9%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

See additional information on page 16.

PORTFOLIO MANAGERS’ REPORT	ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004
	1 Year	5 Year	Since Inception of Class I July 5, 1995
Class I	10.23%	2.15%	7.47%
Russell 3000 Index(1)	11.95%	(1.16)%	10.61	%(3)
Strategic Allocation Balanced Composite Index(2)	9.16%	3.86%	8.63	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Strategic Allocation Balanced Portfolio against the Russell 3000 Index and the Strategic Allocation Balanced Composite Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)          The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(2)          The Strategic Allocation Balanced Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. See page 16 for additional information.

(3)          Since inception performance for the index is shown from July 1, 1995.

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

The ING VP Strategic Allocation Growth Portfolio (the “Portfolio”) seeks to provide capital appreciation. The Portfolio is managed by a team of equity investment specialists led by Mary Ann Fernandez, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio provided a total return of 12.01% compared to 11.95% for the Russell 3000 Index(1) and 11.28% for the Strategic Allocation Growth Composite Index(2).

Portfolio Specifics: The Portfolio’s asset allocation had a positive impact on performance for the year ended December 31, 2004, as overweights in domestic and international equities and an underweight in fixed income securities each helped results. The equity component outperformed its sub-benchmark, the Russell 3000 Index, due to security selection. Stock selection was strongest in the health care and technology sectors, but was weaker in consumer staples and financials. Sector allocation had a positive impact, with gains from an overweight in energy and an underweight in health care only partially offset by losses from an overweight in technology and an underweight in financials.

The international equity component lagged the MSCI EAFE Index for the year, largely due to disappointing security selection, notably in the consumer goods and technology sectors. Offsetting this somewhat was strong sector allocation, as an overweight in energy and an underweight in technology both added to performance results. Regional allocations were slightly negative as the gain from an overweight of Japan was offset by the loss from an underweight of Australia/New Zealand.

The fixed income component of the Portfolio performed roughly in line with the Lehman Brothers Aggregate Bond Index during the year as a short duration posture and yield curve exposure proved beneficial. For most of the period we were well positioned for a rising rate environment in which the yields on shorter maturities rise more than those of longer maturities. Our underweight in five-year maturities was particularly helpful. Nevertheless, we brought the fixed income component back to a neutral duration stance as the year came to a close. Overweights in the outperforming securitized sectors — mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities — also helped. We maintained our increased allocation to credit, and this sector posted the highest excess returns during the period.

Current Strategy and Outlook: Our outlook for 2005 is positive for equities. We believe inflation should continue to be benign and oil prices should continue to be moderate early in 2005. The Federal Reserve (“Fed”) is likely to continue to raise short-term interest rates, while leaving itself latitude to pause. We expect earnings to continue rising, although at a slower pace in 2005. We expect to see job creation pick up after the impacts of higher oil prices percolate through the economy. Given all these economic factors, gross domestic product is likely to decelerate over the next few months to a trend-like growth rate in 2005. Despite increases to the Fed funds rate, longer-term fixed income issues have shown resilience through this period. Looking to 2005, however, we do project rising longer-term rates for the bond market. We remain overweight in equities due to our positive outlook for stocks and are underweight fixed income securities, principally for valuation reasons.

Top Ten Industries*
as of December 31, 2004
(as a percent of net assets)

Banks	7.9%
Oil and Gas	7.2%
Retail	6.2%
Insurance	5.6%
Diversified Financial Services	5.4%
Telecommunications	4.8%
Computers	4.2%
Pharmaceuticals	3.8%
Software	3.6%
Miscellaneous Manufacturing	3.4%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

See additional information on page 16.

PORTFOLIO MANAGERS’ REPORT	ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004
	1 Year	5 Year	Since Inception of Class I July 5, 1995
Class I	12.01%	1.08%	7.91%
Russell 3000 Index(1)	11.95%	(1.16)%	10.61	%(3)
Strategic Allocation Growth Composite Index(2)	11.28%	2.54%	9.28	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Strategic Allocation Growth Portfolio against the Russell 3000 Index and the Strategic Allocation Growth Composite Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)          The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(2)          The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. See page 16 for additional information.

(3)          Since inception performance for the index is shown from July 1, 1995.

ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

The ING VP Strategic Allocation Income Portfolio (the “Portfolio”) seeks to provide total return consistent with preservation of capital. The Portfolio is managed by a team of investment specialists led by Mary Ann Fernandez, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio provided a total return of 7.99% compared to 4.34% for the Lehman Brothers Aggregate Bond (“LBAB”) Index(1) and 6.71% for the Strategic Allocation Income Composite Index(2).

Portfolio Specifics: The Portfolio’s asset allocation had a positive impact on performance for the year ended December 31, 2004, as an overweight in equities and an underweight in fixed income securities each helped results. The equity component outperformed its sub-benchmark, the Russell 3000 Index, due primarily to security selection. Stock selection was strongest in the health care and technology sectors, but was weaker in consumer staples and financials. Sector allocation had a positive impact, with gains from an overweight in energy and an underweight in health care only partially offset by losses from an overweight in technology and an underweight in financials.

The fixed income component of the Portfolio performed roughly in line with the Lehman Brothers Aggregate Bond Index during the year as a short duration posture and yield curve exposure proved beneficial. For most of the period we were well positioned for a rising rate environment in which the yields on shorter maturities rise more than those of longer maturities. Our underweight in five-year maturities was particularly helpful. Nevertheless, we brought the fixed income component back to a neutral duration stance as the year came to a close. Overweights in the outperforming securitized sectors — mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities — also helped. We maintained our increased allocation to credit, and this sector posted the highest excess returns during the period.

Current Strategy and Outlook: Our outlook for 2005 is positive for equities. We believe inflation should continue to be benign and oil prices should continue to be moderate early in 2005. The Federal Reserve (“Fed”) is likely to continue to raise short-term interest rates, while leaving itself latitude to pause. We expect earnings to continue rising, although at a slower pace in 2005. We expect to see job creation pick up after the impacts of higher oil prices percolate through the economy. Given all these economic factors, gross domestic product is likely to decelerate over the next few months to a trend-like growth rate in 2005. Despite increases to the Fed funds rate, longer-term fixed income issues have shown resilience through this period. Looking to 2005, however, we do project rising longer-term rates for the bond market. We remain overweight in equities due to our positive outlook for stocks and are underweight fixed income securities, principally for valuation reasons.

Top Ten Industries*
as of December 31, 2004
(as a percent of net assets)

Federal National Mortgage Association	13.6%
Banks	7.4%
U.S. Treasury Bonds	6.4%
Diversified Financial Services	5.2%
Oil and Gas	5.1%
Federal Home Loan Mortgage Corporation	4.2%
Insurance	3.9%
Retail	3.9%
Whole Loan Collaterized Mortgage Obligations	3.7%
Telecommunications	2.9%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

See additional information on page 16.

PORTFOLIO MANAGERS’ REPORT	ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004
	1 Year	5 Year	Since Inception of Class I July 5, 1995
Class I	7.99%	3.73%	7.27%
Lehman Brothers Aggregate Bond Index(1)	4.34%	7.71%	6.92	%(3)
Strategic Allocation Income Composite Index(2)	6.71%	4.71%	7.67	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Strategic Allocation Income Portfolio against the Lehman Brothers Aggregate Bond Index and the Strategic Allocation Income Composite Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)          The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate
U.S. Government, investment grade, mortgaged-backed and corporate debt securities.

(2)          The Strategic Allocation Income Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. See page 16 for additional information.

(3)          Since inception performance for the index is shown from July 1, 1995.

PORTFOLIO MANAGERS’ REPORT	ADDITIONAL INFORMATION

Asset Class

	ING VP Strategic Allocation Balanced Portfolio(1)	ING VP Strategic Allocation Growth Portfolio	ING VP Strategic Allocation Income Portfolio(2)
Equities
Domestic Stocks
Range	0-80%	10-100%	0-70%

International Stocks
Range	0-10%	0-20%	0-10%

Fixed Income
Range	0-70%	0-40%	0-100%

Money Market Instruments
Range	0-30%	0-30%	0-30%

(1)          ING VP Strategic Allocation Balanced Portfolio will invest no more than 60% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2)          ING VP Strategic Allocation Income Portfolio will invest no more than 35% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

The Sub-Adviser uses the Strategic Allocation Balanced Composite, Strategic Allocation Growth Composite, and Strategic Allocation Income Composite indices as benchmarks to which it compares the performance of ING VP Strategic Allocation Balanced Portfolio, ING VP Strategic Allocation Growth Portfolio and ING VP Strategic Allocation Income Portfolio, respectively. Each Composite index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index.

Composite Index	Russell 3000 Index(3)	Morgan Stanley Capital International Europe, Australasia and Far East Index(4)	Lehman Brothers Aggregate Bond Index(5)	91-Day U.S. Treasury Bill Rate
Strategic Allocation Balanced Composite(6)	55%	5%	35%	5%
Strategic Allocation Growth Composite(7)	70%	10%	20%	0%
Strategic Allocation Income Composite(8)	35%	0%	55%	10%

(3)          The Russell 3000 Index measures performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(4)          The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5)          The Lehman Brothers Aggregate Bond Index is composed of publicly issued, fixed-rate U.S. Government, investment grade, mortgaged-backed and corporate debt securities.

(6)          The Strategic Allocation Balanced Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Portfolio and the composite were 15% in large capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, and 10% in international bonds and 5% in money market instruments. The composite for the period March 1, 2000 through September 30, 2002 reflects benchmark weightings of 25% in large cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, and 5% in international bonds and 5% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(7)          The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Portfolio and the composite were 20% in large capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through September 30, 2002 reflects benchmark weightings of 35% in large cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(8)          The Strategic Allocation Income Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Portfolio and the composite were 10% in large capitalization stocks, 10% for small-/mid-cap stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, and 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large cap stocks, 10% in small-/mid-cap stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, and 5% in international bonds and 10% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

All indices are unmanaged.
An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING VP Index Plus LargeCap Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*
Actual Fund Return
Class I	$1,000.00	$1,072.50	0.45%	$2.34
Class S	1,000.00	1,070.80	0.70	3.64
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.87	0.45%	$2.29
Class S	1,000.00	1,021.62	0.70	3.56

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

ING VP Index Plus MidCap Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*
Actual Fund Return
Class I	$1,000.00	$1,091.20	0.49%	$2.58
Class S	1,000.00	1,090.00	0.74	3.89
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.67	0.49%	$2.49
Class S	1,000.00	1,021.42	0.74	3.76

ING VP Index Plus SmallCap Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*
Actual Fund Return
Class I	$1,000.00	$1,113.70	0.48%	$2.55
Class S	1,000.00	1,112.40	0.73	3.88
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.47	0.48%	$2.44
Class S	1,000.00	1,022.72	0.73	3.71

ING VP Strategic Allocation Balanced Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*
Actual Fund Return
Class I	$1,000.00	$1,075.30	0.70%	$3.65
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.62	0.70%	$3.56

ING VP Strategic Allocation Growth Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*
Actual Fund Return
Class I	$1,000.00	$1,088.20	0.71%	$3.73
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.57	0.71%	$3.61

ING VP Strategic Allocation Income Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*
Actual Fund Return
Class I	$1,000.00	$1,060.90	0.65%	$3.37
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.87	0.65%	$3.30

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
ING Variable Portfolios, Inc. and ING Strategic Allocation Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities of ING VP Index Plus LargeCap Portfolio, ING VP Index Plus MidCap Portfolio and ING VP Index Plus SmallCap Portfolio, each a series of ING Variable Portfolios, Inc., and ING VP Strategic Allocation Growth Portfolio, ING VP Strategic Allocation Balanced Portfolio, and ING VP Strategic Allocation Income Portfolio, each a series of ING Strategic Allocation Portfolios, Inc., including the portfolios of investments, as of December 31, 2004, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 11, 2005

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2004

	ING VP Index Plus LargeCap Portfolio	ING VP Index Plus MidCap Portfolio	ING VP Index Plus SmallCap Portfolio
ASSETS:
Investments in securities at value+*	$1,628,752,487	$786,405,498	$411,085,801
Short-term investments at amortized cost	58,326,000	83,609,000	65,009,000
Repurchase agreement	9,917,000	14,078,000	5,226,000
Cash	863	328	26,167
Cash collateral for futures	—	392,000	—
Receivables:
Fund shares sold	—	—	154,550
Dividends and interest	2,067,714	475,330	268,616
Variation margin	—	25,900	—
Prepaid expenses	57,064	24,512	10,327
Total assets	1,699,121,128	885,010,568	481,780,461

LIABILITIES:
Payable for investment securities purchased	—	—	2,646,406
Payable for fund shares redeemed	—	—	575,788
Payable upon receipt of securities loaned	58,326,000	83,609,000	65,009,000
Payable to affiliates	581,091	321,912	174,547
Payable for director fees	1,409	1,141	986
Other accrued expenses and liabilities	139,276	57,029	40,488
Total liabilities	59,047,776	83,989,082	68,447,215
NET ASSETS	$1,640,073,352	$801,021,486	$413,333,246

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,789,157,138	$643,769,546	$331,337,373
Undistributed net investment income	23,376,687	4,183,244	1,572,119
Accumulated net realized gain (loss) on investments and futures	(363,798,439)	59,719,606	24,776,903
Net unrealized appreciation on investments and futures	191,337,966	93,349,090	55,646,851
NET ASSETS	$1,640,073,352	$801,021,486	$413,333,246

+ Including securities loaned at value	$56,324,571	$80,941,850	$62,909,919
* Cost of investments in securities	$1,437,414,521	$693,077,156	$355,438,950

Class I:
Net assets	$1,511,946,415	$678,868,532	$303,040,775
Shares authorized	2,000,000,000	2,000,000,000	2,000,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	102,022,539	37,373,223	18,486,440
Net asset value and redemption price per share	$14.82	$18.16	$16.39

Class S:
Net assets	$128,126,937	$122,152,954	$110,292,471
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	8,695,601	6,767,493	6,774,275
Net asset value and redemption price per share	$14.73	$18.05	$16.28

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2004

	ING VP Strategic Allocation Balanced Portfolio	ING VP Strategic Allocation Growth Portfolio	ING VP Strategic Allocation Income Portfolio
ASSETS:
Investments in securities at value+*	$259,177,256	$255,749,538	$149,132,264
Short-term investments**	49,200,229	22,133,015	33,781,481
Repurchase agreement	5,906,000	9,381,000	5,216,000
Cash	107,663	44,778	110,297
Cash collateral for futures	4,500	6,676	355,400
Foreign currencies at value***	8,896	12,605	3,473
Receivables:
Fund shares sold	181	41,372	—
Dividends and interest	744,332	515,785	588,022
Variation margin	—	2,578	8,313
Prepaid expenses	8,463	8,066	4,658
Reimbursement due from manager	—	—	6,228
Total assets	315,157,520	287,895,413	189,206,136

LIABILITIES:
Payable for investment securities purchased	16,143,046	5,372,246	16,763,323
Payable for fund shares redeemed	2,400,676	1,277,034	—
Payable for futures variation margin	844	—	—
Payable upon receipt of securities loaned	28,110,000	17,535,000	20,813,000
Payable to affiliates	148,699	144,420	86,175
Payable for director fees	5,927	2,268	3,495
Other accrued expenses and liabilities	56,533	69,984	51,630
Total liabilities	46,865,725	24,400,952	37,717,623
NET ASSETS	$268,291,795	$263,494,461	$151,488,513

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$243,347,628	$239,050,041	$138,013,966
Undistributed net investment income	4,244,044	3,371,539	3,103,317
Accumulated net realized loss on investments, foreign currency related transactions and futures	(9,492,909)	(16,109,362)	(2,544,839)
Net unrealized appreciation on investments, foreign currency related transactions and futures	30,193,032	37,182,243	12,916,069
NET ASSETS	$268,291,795	$263,494,461	$151,488,513

+ Including securities loaned at value	$27,459,757	$16,995,991	$20,361,643
* Cost of investments in securities	$228,984,114	$218,574,227	$136,175,337
** Cost of short-term investments	$49,201,107	$22,133,168	$33,782,117
*** Cost of foreign currencies	$8,797	$12,446	$3,330

Class I:
Net assets	$268,291,795	$263,494,461	$151,488,513
Shares authorized	2,000,000,000	2,000,000,000	2,000,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	19,280,773	17,856,079	11,616,453
Net asset value and redemption price per share	$13.91	$14.76	$13.04

Class S:
Net assets	n/a	n/a	n/a
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	n/a	n/a	n/a
Net asset value and redemption price per share	n/a	n/a	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

	ING ING VP Index Plus LargeCap Portfolio	ING ING VP Index Plus MidCap Portfolio	ING ING VP Index Plus SmallCap Portfolio
INVESTMENT INCOME:
Dividends	$30,112,909	$7,273,196	$2,849,992
Interest	181,642	109,706	63,090
Securities lending income	96,248	59,549	76,420
Total investment income	30,390,799	7,442,451	2,989,502

EXPENSES:
Investment management fees	5,330,565	2,454,995	1,046,533
Distribution and service fees:
Class S	231,693	147,874	102,921
Transfer agent fees	2,796	2,366	2,392
Administrative service fees	837,646	337,553	143,895
Shareholder reporting expense	77,254	28,184	9,150
Registration fees	23,978	14,329	6,512
Professional fees	117,749	42,880	13,336
Custody and accounting expense	180,262	78,066	43,480
Director’s fees	65,868	17,370	7,857
Miscellaneous expense	67,560	19,740	9,229
Total expenses	6,935,371	3,143,357	1,385,305
Net investment income	23,455,428	4,299,094	1,604,197

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain on:
Investments	120,911,619	69,287,426	28,787,822
Futures	205,568	607,001	—
Net realized gain on investments and futures	121,117,187	69,894,427	28,787,822
Net change in unrealized appreciation or depreciation on:
Investments	10,748,420	29,915,833	28,521,333
Futures	(152,789)	(1,912)	—
Net change in unrealized appreciation or depreciation on investments and futures	10,595,631	29,913,921	28,521,333
Net realized and unrealized gain on investments and futures	131,712,818	99,808,348	57,309,155
Increase in net assets resulting from operations	$155,168,246	$104,107,442	$58,913,352

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

	ING VP Strategic Allocation Balanced Portfolio	ING VP Strategic Allocation Growth Portfolio	ING VP Strategic Allocation Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,175,106	$4,003,278	$1,320,677
Interest	2,664,290	1,031,519	2,637,180
Securities lending income	38,648	21,774	31,964
Total investment income	5,878,044	5,056,571	3,989,821

EXPENSES:
Investment management fees	1,429,520	1,414,839	850,962
Transfer agent fees	1,186	1,386	1,490
Administrative service fees	131,037	129,691	78,003
Shareholder reporting expense	10,614	11,739	9,712
Registration fees	2,002	1,305	166
Professional fees	15,959	16,452	9,556
Custody and accounting expense	61,235	54,789	29,604
Director’s fees	7,576	11,712	8,418
Miscellaneous expense	9,028	11,345	6,339
Total expenses	1,668,157	1,653,258	994,250
Net recouped (waived and reimbursed) fees	—	8,853	(69,974)
Net expenses	1,668,157	1,662,111	924,276
Net investment income	4,209,887	3,394,460	3,065,545

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND FUTURES:
Net realized gain (loss) on:
Investments	14,594,799	18,639,756	7,398,587
Foreign currency related transactions	7,750	6,186	(25,034)
Futures	76,524	15,228	(404,212)
Net realized gain on investments, foreign currency related transactions and futures	14,679,073	18,661,170	6,969,341
Net change in unrealized appreciation or depreciation on:
Investments	5,488,763	5,781,547	1,207,314
Foreign currency related transactions	(6,179)	(9,501)	(3,345)
Futures	(593)	3,020	(41,038)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	5,481,991	5,775,066	1,162,931
Net realized and unrealized gain on investments, foreign currency related transactions and futures	20,161,064	24,436,236	8,132,272
Increase in net assets resulting from operations	$24,370,951	$27,830,696	$11,197,817

* Foreign taxes withheld	$39,318	$59,045	$1,908

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Index Plus LargeCap Portfolio		ING VP Index Plus MidCap Portfolio
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
FROM OPERATIONS:
Net investment income	$23,455,428	$15,642,091	$4,299,094	$2,557,072
Net realized gain (loss) on investments and futures	121,117,187	(21,820,234)	69,894,427	14,450,365
Net change in unrealized appreciation or depreciation on investments and futures	10,595,631	288,630,476	29,913,921	81,403,828
Net increase in net assets resulting from operations	155,168,246	282,452,333	104,107,442	98,411,265

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(14,620,495)	(12,348,811)	(2,309,221)	(1,377,191)
Class S	(956,759)	(156,715)	(201,138)	(27,291)
Total distributions	(15,577,254)	(12,505,526)	(2,510,359)	(1,404,482)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	191,210,173	1,567,948,548	282,702,113	138,161,411
Dividends reinvested	15,577,254	12,505,526	2,510,359	1,404,482
	206,787,427	1,580,454,074	285,212,472	139,565,893
Cost of shares redeemed	(155,103,522)	(1,349,719,284)	(56,961,651)	(22,990,593)
Net increase in net assets resulting from capital share transactions	51,683,905	230,734,790	228,250,821	116,575,300
Net increase in net assets	191,274,897	500,681,597	329,847,904	213,582,083

NET ASSETS:
Beginning of year	1,448,798,455	948,116,858	471,173,582	257,591,499
End of year	$1,640,073,352	$1,448,798,455	$801,021,486	$471,173,582
Undistributed net investment income at end of year	$23,379,704	$15,569,822	$4,183,244	$2,512,854

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Index Plus SmallCap Portfolio		ING VP Strategic Allocation Balanced Portfolio
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
FROM OPERATIONS:
Net investment income	$1,604,197	$426,372	$4,209,887	$3,101,737
Net realized gain on investments, foreign currency related transactions and futures	28,787,822	6,040,106	14,679,073	4,796,268
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	28,521,333	33,092,580	5,481,991	24,406,773
Net increase in net assets resulting from operations	58,913,352	39,559,058	24,370,951	32,304,778

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(344,735)	(212,503)	(2,985,052)	(2,679,069)
Class S	(35,479)	(6,458)	—	—
Net realized gains:
Class I	(1,191,454)	—	—	—
Class S	(185,150)	—	—	—
Total distributions	(1,756,818)	(218,961)	(2,985,052)	(2,679,069)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	185,074,686	77,170,982	54,922,497	29,723,305
Dividends reinvested	1,756,818	218,960	2,985,052	2,679,069
	186,831,504	77,389,942	57,907,549	32,402,374
Cost of shares redeemed	(15,108,969)	(22,784,198)	(19,838,875)	(11,359,470)
Net increase in net assets resulting from capital share transactions	171,722,535	54,605,744	38,068,674	21,042,904
Net increase in net assets	228,879,069	93,945,841	59,454,573	50,668,613

NET ASSETS:
Beginning of year	184,454,177	90,508,336	208,837,222	158,168,609
End of year	$413,333,246	$184,454,177	$268,291,795	$208,837,222
Undistributed net investment income at end of year	$1,572,119	$402,928	$4,244,044	$3,041,453

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Strategic Allocation Growth Portfolio		ING VP Strategic Allocation Income Portfolio
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
FROM OPERATIONS:
Net investment income	$3,394,460	$2,462,819	$3,065,545	$2,737,295
Net realized gain on investments, foreign currency related transactions and futures	18,661,170	4,775,617	6,969,341	3,808,774
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	5,775,066	34,258,082	1,162,931	9,681,310
Net increase in net assets resulting from operations	27,830,696	41,496,518	11,197,817	16,227,379

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(2,501,616)	(1,692,396)	(2,661,534)	(2,954,235)
Total distributions	(2,501,616)	(1,692,396)	(2,661,534)	(2,954,235)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	32,322,543	23,016,183	30,670,847	15,209,893
Dividends reinvested	2,501,616	1,692,396	2,661,534	2,954,235
	34,824,159	24,708,579	33,332,381	18,164,128
Cost of shares redeemed	(15,918,306)	(10,985,790)	(26,008,253)	(16,424,023)
Net increase in net assets resulting from capital share transactions	18,905,853	13,722,789	7,324,128	1,740,105
Net increase in net assets	44,234,933	53,526,911	15,860,411	15,013,249

NET ASSETS:
Beginning of year	219,259,528	165,732,617	135,628,102	120,614,853
End of year	$263,494,461	$219,259,528	$151,488,513	$135,628,102
Undistributed net investment income at end of year	$3,371,539	$2,537,489	$3,103,317	$2,697,184

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS LARGECAP PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class I
		Year Ended December 31,
		2004	2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of year		$13.54	10.85	13.86	16.73	20.87
Income (loss) from investment operations:
Net investment income		$0.22	0.14	0.14	0.15	0.13
Net realized and unrealized gain (loss) on investments		$1.20	2.68	(3.12)	(2.40)	(1.99)
Total from investment operations		$1.42	2.82	(2.98)	(2.25)	(1.86)
Less distributions from:
Net investment income		$0.14	0.13	0.03	0.13	0.14
Net realized gain on investments		$—	—	—	0.49	2.14
Total distributions		$0.14	0.13	0.03	0.62	2.28
Net asset value, end of year		$14.82	13.54	10.85	13.86	16.73
Total Return(1)%		10.58	26.14	(21.53)	(13.62)	(9.41)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$1,511,946	1,389,298	943,520	1,165,893	1,248,768
Ratios to average net assets:
Expenses	%	0.44	0.43	0.45	0.45	0.44
Net investment income	%	1.55	1.33	1.18	1.05	0.73
Portfolio turnover rate	%	70	88	139	125	111

	Class S
					July 16,
					2001(2) to
	Year Ended December 31,				December 31,
	2004		2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$13.49		10.83	13.86	14.80
Income (loss) from investment operations:
Net investment income	$0.19	*	0.15	0.12	— *
Net realized and unrealized gain (loss) on investments	$1.18		2.63	(3.13)	(0.83)
Total from investment operations	$1.37		2.78	(3.01)	(0.83)
Less distributions from:
Net investment income	$0.13		0.12	0.02	0.11
Net realized gain on investments	$—		—	—	—
Total distributions	$0.13		0.12	0.02	0.11
Net asset value, end of period	$14.73		13.49	10.83	13.86
Total Return(1)%	10.26		25.84	(21.74)	(5.56)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$128,127		59,500	4,597	821
Ratios to average net assets:
Expenses(3)%	0.69		0.68	0.71	0.69
Net investment income(3)%	1.39		1.11	0.93	0.80
Portfolio turnover rate %	70		88	139	125

(1)          Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)          Commencement of operations.

(3)          Annualized for periods less than one year.

*                 Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

ING VP INDEX PLUS MIDCAP PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of year	$15.64	11.86	13.54	14.67	12.40
Income (loss) from investment operations:
Net investment income	$0.09	0.09	0.04	0.07	0.04
Net realized and unrealized gain (loss) on investments	$2.50	3.75	(1.67)	(0.26)	2.43
Total from investment operations	$2.59	3.84	(1.63)	(0.19)	2.47
Less distributions from:
Net investment income	$0.07	0.06	0.05	0.03	—
Net realized gain on investments	$—	—	—	0.91	0.20
Total distributions	$0.07	0.06	0.05	0.94	0.20
Net asset value, end of year	$18.16	15.64	11.86	13.54	14.67
Total Return(1)%	16.59	32.45	(12.09)	(1.32)	19.91

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$678,869	451,213	251,674	161,663	94,727
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	0.49	0.50	0.53	0.55	0.58
Gross expenses prior to expense reimbursement(2)%	0.49	0.50	0.53	0.55	0.62
Net investment income after expense reimbursement(2)%	0.73	0.78	0.61	0.77	0.66
Portfolio turnover rate %	108	113	139	189	154

	Class S
					July 16,
					2001(3) to
	Year Ended December 31,				December 31,
	2004		2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$15.57		11.83	13.52	13.58
Income (loss) from investment operations:
Net investment income	$0.07	*	0.04	0.01	—
Net realized and unrealized gain (loss) on investments	$2.47		3.74	(1.66)	(0.06)
Total from investment operations	$2.54		3.78	(1.65)	(0.06)
Less distributions from:
Net investment income	$0.06		0.04	0.04	—
Net realized gain on investments	$—		—	—	—
Total distributions	$0.06		0.04	0.04	—
Net asset value, end of period	$18.05		15.57	11.83	13.52
Total Return(1)%	16.35		32.06	(12.26)	(0.44)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$122,153		19,960	5,917	830
Ratios to average net assets:
Net expenses after expense reimbursement(2)(4)%	0.74		0.75	0.78	0.80
Gross expenses prior to expense reimbursement(2)%	0.74		0.75	0.78	0.80
Net investment income after expense reimbursement(2)(4)%	0.45		0.54	0.37	0.51
Portfolio turnover rate %	108		113	139	189

(1)   Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)   The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(3)   Commencement of operations.

(4)   Annualized for periods less than one year.

*      Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

ING VP INDEX PLUS SMALLCAP PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of year	$13.52	9.95	11.60	11.97	10.90
Income (loss) from investment operations:
Net investment income	$0.07	0.03	0.01	0.02	0.02
Net realized and unrealized gain (loss) on investments	$2.90	3.56	(1.53)	0.25	1.05
Total from investment operations	$2.97	3.59	(1.52)	0.27	1.07
Less distributions from:
Net investment income	$0.02	0.02	0.01	0.02	—
Net realized gain on investments	$0.08	—	0.12	0.62	—
Total distributions	$0.10	0.02	0.13	0.64	—
Net asset value, end of year	$16.39	13.52	9.95	11.60	11.97
Total Return(1)%	22.07	36.15	(13.21)	2.41	9.82

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$303,041	168,035	86,494	46,547	20,484
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	0.49	0.56	0.58	0.60	0.60
Gross expenses prior to expense reimbursement(2)%	0.49	0.56	0.63	0.71	0.86
Net investment income after expense reimbursement(2)%	0.64	0.37	0.30	0.35	0.28
Portfolio turnover rate %	94	120	134	134	142

	Class S
					July 16,
					2001(3) to
	Year Ended December 31,				December 31,
	2004		2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$13.46		9.92	11.58	11.40
Income (loss) from investment operations:
Net investment income (loss)	$0.06	**	0.01	0.00 *	—
Net realized and unrealized gain (loss) on investments	$2.86		3.54	(1.53)	0.18
Total from investment operations	$2.92		3.55	(1.53)	0.18
Less distributions from:
Net investment income	$0.02		0.01	0.01	—
Net realized gain on investments	$0.08		—	0.12	—
Total distributions	$0.10		0.01	0.13	—
Net asset value, end of period	$16.28		13.46	9.92	11.58
Total Return(1)%	21.74		35.83	(13.39)	1.58

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$110,292		16,419	4,014	690
Ratios to average net assets:
Net expenses after expense reimbursement(2)(4)%	0.74		0.80	0.84	0.85
Gross expenses prior to expense reimbursement(2)%	0.74		0.80	0.88	0.96
Net investment income after expense reimbursement(2)(4)%	0.45		0.13	0.05	0.10
Portfolio turnover rate %	94		120	134	134

(1)   Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)   The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(3)   Commencement of operations.

(4)   Annualized for periods less than one year.

*      Amount represents less than $0.01.

**   Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of year	$12.78	10.86	12.31	13.58	13.77
Income (loss) from investment operations:
Net investment income	$0.20	0.18	0.20	0.29	0.35
Net realized and unrealized gain (loss) on investments	$1.09	1.92	(1.36)	(1.23)	(0.29)
Total from investment operations	$1.29	2.10	(1.16)	(0.94)	0.06
Less distributions from:
Net investment income	$0.16	0.18	0.29	0.33	0.09
Net realized gain on investments	$—	—	—	—	0.16
Total distributions	$0.16	0.18	0.29	0.33	0.25
Net asset value, end of year	$13.91	12.78	10.86	12.31	13.58
Total Return(1)%	10.23	19.47	(9.54)	(6.99)	0.41

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$268,292	208,837	158,169	181,296	189,109
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	0.70	0.70	0.70	0.70	0.70
Gross expenses prior to expense reimbursement %	0.70	0.74	0.77	0.74	0.75
Net investment income after expense reimbursement(2)%	1.77	1.75	1.71	2.39	2.53
Portfolio turnover rate %	262	278	267	195	213

(1)   Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)   The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class I
		Year Ended December 31,
		2004	2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of year		$13.32	10.81	12.75	14.65	14.92
Income (loss) from investment operations:
Net investment income		$0.18	0.15	0.13	0.20	0.23
Net realized and unrealized gain (loss) on investments		$1.41	2.47	(1.87)	(1.88)	(0.32)
Total from investment operations		$1.59	2.62	(1.74)	(1.68)	(0.09)
Less distributions from:
Net investment income		$0.15	0.11	0.20	0.22	0.06
Net realized gain on investments		$—	—	—	—	0.12
Total distributions		$0.15	0.11	0.20	0.22	0.18
Net asset value, end of year		$14.76	13.32	10.81	12.75	14.65
Total Return(1)%		12.01	24.34	(13.76)	(11.54)	(0.67)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$263,494	219,260	165,733	197,038	216,319
Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment(2)		$0.70	0.75	0.75	0.74	0.75
Gross expenses prior to expense reimbursement/recoupment		$0.70	0.74	0.77	0.74	0.75
Net investment income after expense reimbursement(2)		$1.46	1.32	1.14	1.58	1.59
Portfolio turnover rate	%	205	232	271	247	215

(1)   Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)   The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of year	$12.31	11.09	11.99	12.84	12.49
Income (loss) from investment operations:
Net investment income	$0.25	0.25	0.27	0.38	0.49
Net realized and unrealized gain (loss) on investments	$0.72	1.25	(0.78)	(0.68)	0.11
Total from investment operations	$0.97	1.50	(0.51)	(0.30)	0.60
Less distributions from:
Net investment income	$0.24	0.28	0.39	0.46	0.11
Net realized gain on investments	$—	—	—	0.09	0.14
Total distributions	$0.24	0.28	0.39	0.55	0.25
Net asset value, end of year	$13.04	12.31	11.09	11.99	12.84
Total Return(1)%	7.99	13.65	(4.34)	(2.37)	4.81

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$151,489	135,628	120,615	129,998	128,379
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	0.65	0.65	0.65	0.65	0.65
Gross expenses prior to expense reimbursement(2)%	0.70	0.74	0.77	0.76	0.76
Net investment income after expense reimbursement(2)%	2.16	2.18	2.36	3.30	3.81
Portfolio turnover rate %	317	332	248	155	180

(1)   Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)   The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004

NOTE 1 — ORGANIZATION

Organization. The ING Variable Portfolios, Inc. and the ING Strategic Allocation Portfolios, Inc. are each registered under the Investment Company Act of 1940 as an open-end management investment company.

The ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996. There are eight separate investment portfolios that comprise the ING Variable Portfolios, Inc. The three portfolios (each a “Portfolio”, collectively the “Portfolios”) that are in this report are: ING VP Index Plus LargeCap Portfolio (“VP Index Plus LargeCap”), ING VP Index Plus MidCap Portfolio (“VP Index Plus MidCap”) and ING VP Index Plus SmallCap Portfolio (“VP Index Plus SmallCap”).

The ING Strategic Allocation Portfolios, Inc. is a company incorporated under the laws of Maryland on October 14, 1994. There are three separate investment portfolios (each a “Portfolio”, collectively the “Portfolios”) that comprise the ING Strategic Allocation Portfolios: ING VP Strategic Allocation Balanced Portfolio (“VP Strategic Allocation Balanced”), ING VP Strategic Allocation Growth Portfolio (“VP Strategic Allocation Growth”) and ING VP Strategic Allocation Income Portfolio (“VP Strategic Allocation Income”).

Each Portfolio offers Class I shares. VP Index Plus LargeCap, VP Index Plus MidCap and VP Index Plus SmallCap also offer Class S. The two classes differ principally in the applicable shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolio and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including shareholder servicing fees.

ING Investments, LLC (“ING Investments” or the ”Investment Manager”), an Arizona limited liability company, serves as the Investment Manager to the Portfolios. ING Investments has engaged ING Investment Management Co. (“ING IM”), a Connecticut corporation, to serve as the Sub-Adviser to the Portfolios. ING Funds Distributor, LLC (the ”Distributor”) is the principal underwriter of the Portfolios. ING Investments, ING IM and the Distributor are indirect wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution active in the fields of banking, insurance and asset management.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.    Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio’s net asset value

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.    Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.    Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)   Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)   Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.    Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.     Distributions to Shareholders. The Portfolios record distributions to their shareholders on ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.     Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.    Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.    Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the securities collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I.      Securities Lending. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

J.     Swap Contracts. VP Strategic Allocation Balanced, VP Strategic Allocation Growth and VP Strategic Allocation Income may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation.

K.    Illiquid and Restricted Securities. VP Index Plus LargeCap, VP Index Plus MidCap and VP Index Plus SmallCap each may not invest more than 10% of its net assets in illiquid securities. VP Strategic Allocation Balanced, VP Strategic Allocation Growth and VP Strategic Allocation Income each may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Each Portfolio may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.     Delayed Delivery Transactions. VP Strategic Allocation Balanced, VP Strategic Allocation Growth and VP Strategic Allocation Income Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to segregate liquid assets sufficient to cover the purchase price.

M.   Mortgage Dollar Roll Transactions. In connection with a Portfolio’s ability to purchase or sell securities on a when-issued basis, VP Strategic Allocation Balanced, VP Strategic Allocation Growth and VP Strategic Allocation Income Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2004, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
VP Index Plus LargeCap	$1,122,805,989	$1,057,016,003
VP Index Plus MidCap	884,596,327	661,892,937
VP Index Plus SmallCap	417,213,941	246,405,670
VP Strategic Allocation Balanced	345,621,558	310,855,105
VP Strategic Allocation Growth	387,549,833	363,016,637
VP Strategic Allocation Income	163,339,023	154,282,047

U.S. Government securities not included above were as follows:

	Purchases	Sales
VP Strategic Allocation Balanced	$283,713,006	$275,042,303
VP Strategic Allocation Growth	99,974,409	101,094,414
VP Strategic Allocation Income	279,062,492	272,256,260

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into Investment Management Agreements with the Investment Manager. The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

VP Index Plus LargeCap	0.35%
VP Index Plus MidCap	0.40%
VP Index Plus SmallCap	0.40%
VP Strategic Allocation Balanced	0.60%
VP Strategic Allocation Growth	0.60%
VP Strategic Allocation Income	0.60%

The Investment Manager entered into a Sub-Advisory Agreement with ING IM. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

Pursuant to the Administration Agreements ING Funds Services, LLC (“IFS”), an indirect wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

NOTE 5 — DISTRIBUTION FEES

Each Class S share of the Portfolios has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of the Portfolio’s Class S shares (“Distribution Fees”). Pursuant to the 12b–1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate for expenses incurred in the distribution and promotion of the Portfolio’s S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S of the Portfolios pays the Distributor a Distribution Fee at a rate of 0.25% based on average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2004, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
VP Index Plus LargeCap	$479,537	$75,351	$26,203	$581,091
VP Index Plus MidCap	262,040	36,019	23,853	321,912
VP Index Plus SmallCap	134,395	18,475	21,677	174,547
VP Strategic Allocation Balanced	136,217	12,482	—	148,699
VP Strategic Allocation Growth	132,297	12,123	—	144,420
VP Strategic Allocation Income	78,941	7,234	—	86,175

The Portfolios have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2004, the Portfolios had the following payables included in Other Accrued Expenses and Liabilities that exceeded 5% of total liabilities on the Statements of Assets and Liabilities:

	Payable for Custody Fees	Payable for Professional Fees	Payable for Shareholder Reporting Expense	Total
VP Index Plus LargeCap	$73,255	$64,487	$—	$137,742
VP Index Plus MidCap	32,937	21,618	—	54,555
VP Index Plus SmallCap	20,539	15,604	—	36,143
VP Strategic Allocation Balanced	25,433	18,933	—	44,366
VP Strategic Allocation Growth	29,095	21,618	13,153	63,866
VP Strategic Allocation Income	18,951	20,055	11,321	50,327

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 8 — EXPENSE LIMITATIONS

ING Investments entered into written Expense Limitation Agreements with each of the Portfolios whereby the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class I	Class S
VP Index Plus LargeCap	0.55%	0.80%
VP Index Plus MidCap	0.60%	0.85%
VP Index Plus SmallCap	0.60%	0.85%
VP Strategic Allocation Balanced	0.70%	N/A
VP Strategic Allocation Growth	0.75%	N/A
VP Strategic Allocation Income	0.65%	N/A

The Investment Manager may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2004, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	December 31,
	2005	2006	2007	Total
VP Index Plus SmallCap	$35,300	$—	$—	$35,300
VP Strategic Allocation Balanced	111,102	68,373	—	179,475
VP Strategic Allocation Income	130,342	116,429	69,974	316,745

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Portfolios included in this report, in addition to certain other Portfolios managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Portfolios; and (3) enable the Portfolios to meet other emergency expenses as defined in the Credit Agreement. The Portfolios to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Portfolios will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2004:

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
VP Index Plus LargeCap	1	$550,000	2.25%
VP Index Plus MidCap	3	11,947,000	2.33%

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class I Shares		Class S Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
VP Index Plus LargeCap (Number of Shares)
Shares sold	8,889,677	22,640,138	5,001,173	5,101,101
Dividends reinvested	1,068,765	932,690	70,247	13,158
Shares redeemed	(7,643,602)	(7,924,422)	(787,541)	(1,127,031)
Shares redeemed in-kind	(2,913,370)	—	—	—
Net increase (decrease) in shares outstanding	(598,530)	15,648,406	4,283,879	3,987,228

VP Index Plus LargeCap ($)
Shares sold	$122,481,161	$1,506,879,350	$68,729,012	$61,069,198
Dividends reinvested	14,620,495	12,348,811	956,759	156,715
Shares redeemed	(105,248,123)	(1,337,529,687)	(10,524,903)	(12,189,597)
Shares redeemed in-kind	(39,330,496)	—	—	—
Net increase (decrease)	$(7,476,963)	$181,698,474	$59,160,868	$49,036,316

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I Shares		Class S Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
VP Index Plus MidCap (Number of Shares)
Shares sold	9,619,199	8,999,559	7,750,137	1,219,454
Dividends reinvested	140,464	104,017	12,294	2,068
Shares redeemed	(1,236,358)	(1,471,636)	(2,276,603)	(440,135)
Net increase in shares outstanding	8,523,305	7,631,940	5,485,828	781,387

VP Index Plus MidCap ($)
Shares sold	$157,026,093	$121,968,447	$125,676,020	$16,192,964
Dividends reinvested	2,309,221	1,377,191	201,138	27,291
Shares redeemed	(19,918,167)	(17,897,180)	(37,043,484)	(5,093,413)
Net increase	$139,417,147	$105,448,458	$88,833,674	$11,126,842

	Class I Shares		Class S Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
VP Index Plus SmallCap (Number of Shares)
Shares sold	6,523,878	5,422,840	6,055,432	1,184,635
Dividends reinvested	105,653	19,041	15,258	581
Shares redeemed	(568,096)	(1,712,672)	(516,330)	(370,022)
Net increase in shares outstanding	6,061,435	3,729,209	5,554,360	815,194

VP Index Plus SmallCap ($)
Shares sold	$95,485,625	$63,427,915	$89,589,061	$13,743,067
Dividends reinvested	1,536,189	212,503	220,629	6,457
Shares redeemed	(8,064,552)	(19,025,127)	(7,044,417)	(3,759,071)
Net increase	$88,957,262	$44,615,291	$82,765,273	$9,990,453

	Class I Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003
VP Strategic Allocation Balanced (Number of Shares)
Shares sold	4,211,659	2,725,924
Dividends reinvested	231,939	228,713
Shares redeemed	(1,498,108)	(1,180,144)
Net increase in shares outstanding	2,945,490	1,774,493

VP Strategic Allocation Balanced ($)
Shares sold	$54,922,497	$29,723,305
Dividends reinvested	2,985,052	2,679,069
Shares redeemed	(19,838,875)	(11,359,470)
Net increase	$38,068,674	$21,042,904

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003
VP Strategic Allocation Growth (Number of Shares)
Shares sold	2,372,286	2,058,284
Dividends reinvested	185,718	141,946
Shares redeemed	(1,166,698)	(1,070,683)
Net increase in shares outstanding	1,391,306	1,129,547

VP Strategic Allocation Growth ($)
Shares sold	$32,322,543	$23,016,183
Dividends reinvested	2,501,616	1,692,396
Shares redeemed	(15,918,306)	(10,985,790)
Net increase	$18,905,853	$13,722,789

	Class I Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003
VP Strategic Allocation Income (Number of Shares)
Shares sold	2,441,577	1,584,623
Dividends reinvested	217,268	255,069
Shares redeemed	(2,058,477)	(1,702,803)
Net increase in shares outstanding	600,368	136,889

VP Strategic Allocation Income ($)
Shares sold	$30,670,847	$15,209,893
Dividends reinvested	2,661,534	2,954,235
Shares redeemed	(26,008,253)	(16,424,023)
Net increase	$7,324,128	$1,740,105

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security, however there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2004, the Portfolios had securities on loan and received collateral with the following market values:

	Value of Securities Loaned	Value of Collateral
VP Index Plus LargeCap	$56,324,571	$58,326,000
VP Index Plus MidCap	80,941,850	83,609,000
VP Index Plus SmallCap	62,909,919	65,009,000
VP Strategic Allocation Balanced	27,459,757	28,110,000
VP Strategic Allocation Growth	16,995,991	17,535,000
VP Strategic Allocation Income	20,361,643	20,813,000

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of available earnings and profits, current and accumulated, for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2004:

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains (Losses)
VP Index Plus LargeCap	$4,928,673	$ (71,309)	$(4,857,364)
VP Index Plus MidCap	—	(118,345)	118,345
VP Index Plus SmallCap	—	(54,792)	54,792
VP Strategic Allocation Balanced	—	(22,244)	22,244
VP Strategic Allocation Growth	—	(58,794)	58,794
VP Strategic Allocation Income	—	2,122	(2,122)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2004		Year Ended December 31, 2003
	Ordinary Income	Long-Term Capital Gains	Ordinary Income
VP Index Plus LargeCap	$15,577,254	$ —	$12,505,526
VP Index Plus MidCap	2,510,359	—	1,404,482
VP Index Plus SmallCap	1,133,154	623,664	218,961
VP Strategic Allocation Balanced	2,985,052	—	2,679,069
VP Strategic Allocation Growth	2,501,616	—	1,692,396
VP Strategic Allocation Income	2,661,534	—	2,954,235

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2004 are as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Expiration Dates
VP Index Plus LargeCap	$23,352,911	$—	$106,752,485	$(46,238,036)	2009
				(181,519,180)	2010
				(51,431,965)	2011
				$(279,189,181)

VP Index Plus MidCap	35,530,346	34,379,827	87,341,767	$—

VP Index Plus SmallCap	18,935,012	9,828,822	53,232,039	$—

VP Strategic Allocation Balanced	4,228,888	—	27,548,763	$(6,833,484)	2010

VP Strategic Allocation Growth	3,373,413	—	34,356,165	$(1,869,622)	2009
				(11,415,536)	2010
				$(13,285,158)

VP Strategic Allocation Income	3,086,463	—	11,656,146	$(1,268,062)	2010

NOTE 13 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios’ Board, the following securities have been deemed to be illiquid. The VP Index Plus LargeCap, VP Index Plus MidCap and VP Index Plus LargeCap Portfolios currently limit investment in illiquid securities to 10% of the Portfolios’ net assets, at market value, at time of purchase. The VP Strategic Allocation Balanced, VP Strategic Allocation Growth and VP Strategic Allocation Income Portfolios limit investments in illiquid securities to 15%.

Portfolio	Security	Principal Amount	Initial Acquisition Date	Cost	Value	Percent of Net Assets
VP Index Plus SmallCap	MascoTech, Inc.	$2,000	11/29/00	$—	$—	0.0%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Board”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•                                          ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC (“IFD”) has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements.

•                                          Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                                          ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                                          In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2004. These Forms 8-K can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                                          ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                                          ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                                          The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                                          ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                                          ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS LARGECAP PORTFOLIO	AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 99.3%
		Advertising: 0.2%
53,450	@,L	Interpublic Group of Cos., Inc.	$716,230
23,900		Omnicom Group, Inc.	2,015,248
			2,731,478
		Aerospace/Defense: 2.7%
249,400		Boeing Co.	12,911,438
65,300		General Dynamics Corp.	6,830,380
23,350		Goodrich Corp.	762,144
13,650		L-3 Communications Holdings, Inc.	999,726
100,150		Lockheed Martin Corp.	5,563,333
49,100		Northrop Grumman Corp.	2,669,076
152,000		Raytheon Co.	5,902,160
23,550		Rockwell Collins, Inc.	928,812
67,200		United Technologies Corp.	6,945,120
			43,512,189
		Agriculture: 1.4%
270,100		Altria Group, Inc.	16,503,109
83,777		Archer-Daniels-Midland Co.	1,869,065
33,300		Monsanto Co.	1,849,815
20,000	L	Reynolds American, Inc.	1,572,000
36,650		UST, Inc.	1,763,232
			23,557,221
		Apparel: 0.8%
40,300	@	Coach, Inc.	2,272,920
15,000		Jones Apparel Group, Inc.	548,550
14,250		Liz Claiborne, Inc.	601,493
84,100		Nike, Inc.	7,627,029
9,400	L	Reebok Intl., Ltd.	413,600
36,300		VF Corp.	2,010,294
			13,473,886
		Auto Manufacturers: 0.9%
604,500	L	Ford Motor Co.	8,849,880
73,650	L	General Motors Corp.	2,950,419
37,937		PACCAR, Inc.	3,053,170
			14,853,469
		Auto Parts and Equipment: 0.1%
33,700	@,L	Goodyear Tire & Rubber Co.	494,042
23,650		Johnson Controls, Inc.	1,500,356
			1,994,398
		Banks: 5.8%
43,800	L	AmSouth Bancorporation	1,134,420
522,724		Bank of America Corp.	24,562,800
71,950		BB&T Corp.	3,025,498
37,200		Comerica, Inc.	2,269,944
18,000		Compass Bancshares, Inc.	876,060
30,150		Fifth Third Bancorp	1,425,492
13,100		First Horizon National Corp.	564,741
30,210		Huntington Bancshares, Inc.	748,604
91,900		KeyCorp	3,115,410
15,350		M & T Bank Corp.	1,655,344
24,400		Marshall & Ilsley Corp.	1,078,480
47,400		Mellon Financial Corp.	1,474,614
150,187	L	National City Corp.	5,639,522
61,125		North Fork Bancorporation, Inc.	1,763,456
24,100		Northern Trust Corp.	1,170,778
14,800		PNC Financial Services Group, Inc.	$850,112
57,708		Regions Financial Corp.	2,053,828
44,050		State Street Corp.	2,163,736
47,600		SunTrust Banks, Inc.	3,516,688
99,350		The Bank of New York Co., Inc.	3,320,277
244,747		U.S. Bancorp	7,665,476
210,386		Wachovia Corp.	11,066,303
225,150		Wells Fargo & Co.	13,993,072
10,950		Zions Bancorporation	744,929
			95,879,584
		Beverages: 2.2%
9,900		Adolph Coors Co.	749,133
41,500		Anheuser-Busch Cos., Inc.	2,105,295
17,700		Brown-Forman Corp.	861,636
317,150		Coca-Cola Co.	13,202,955
62,250		Coca-Cola Enterprises, Inc.	1,297,913
33,350		Pepsi Bottling Group, Inc.	901,784
312,450		PepsiCo, Inc.	16,309,889
			35,428,605
		Biotechnology: 1.0%
165,640	@	Amgen, Inc.	10,625,805
44,050	@,L	Biogen Idec, Inc.	2,934,171
29,150	@	Genzyme Corp.	1,692,741
14,250	@	MedImmune, Inc.	386,318
			15,639,035
		Building Materials: 0.2%
28,900	@	American Standard Cos., Inc.	1,194,148
56,572		Masco Corp.	2,066,575
13,950		Vulcan Materials Co.	761,810
			4,022,533
		Chemicals: 1.6%
30,450		Air Products & Chemicals, Inc.	1,765,187
8,500		Ashland, Inc.	496,230
121,200		Dow Chemical Co.	6,000,611
132,200		E.I. du Pont de Nemours & Co.	6,484,409
11,750		Eastman Chemical Co.	678,328
13,900	L	Ecolab, Inc.	488,307
17,850		Engelhard Corp.	547,460
9,000		International Flavors & Fragrances, Inc.	385,560
58,550		PPG Industries, Inc.	3,990,768
46,000		Praxair, Inc.	2,030,900
27,700		Rohm & Haas Co.	1,225,171
33,850		Sherwin-Williams Co.	1,510,726
9,400	L	Sigma-Aldrich Corp.	568,324
			26,171,981
		Commercial Services: 0.9%
26,350	@,L	Apollo Group, Inc.	2,126,708
139,950		Cendant Corp.	3,272,030
25,787		Equifax, Inc.	724,615
35,600	L	H&R Block, Inc.	1,744,400
36,450		McKesson Corp.	1,146,717
18,600		Moody’s Corp.	1,615,410
49,050		Paychex, Inc.	1,671,624
30,350		R.R. Donnelley & Sons Co.	1,071,052
20,350		Robert Half Intl., Inc.	598,901
			13,971,457

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS LARGECAP PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Computers: 5.3%
17,500	@,L	Affiliated Computer Services, Inc.	$1,053,325
128,900	@	Apple Computer, Inc.	8,301,159
24,950	@	Computer Sciences Corp.	1,406,432
559,500	@	Dell, Inc.	23,577,329
64,250		Electronic Data Systems Corp.	1,484,175
309,250	@	EMC Corp.	4,598,548
20,950	@	Gateway, Inc.	125,910
388,418		Hewlett-Packard Co.	8,145,125
277,300		International Business Machines Corp.	27,336,233
16,950	@	Lexmark Intl., Inc.	1,440,750
11,300	@	NCR Corp.	782,299
42,250	@	Network Appliance, Inc.	1,403,545
1,085,750	@	Sun Microsystems, Inc.	5,841,335
36,250	@	Sungard Data Systems, Inc.	1,026,963
60,977	@	Unisys Corp.	620,746
			87,143,874
		Cosmetics/Personal Care: 3.2%
12,650		Alberto-Culver Co.	614,411
25,250		Avon Products, Inc.	977,175
72,750		Colgate-Palmolive Co.	3,721,890
303,050		Gillette Co.	13,570,579
66,100		Kimberly-Clark Corp.	4,350,041
529,200		Procter & Gamble Co.	29,148,336
			52,382,432
		Distribution/Wholesale: 0.2%
59,200		Genuine Parts Co.	2,608,352
19,850		W.W. Grainger, Inc.	1,322,407
			3,930,759
		Diversified Financial Services: 7.1%
242,000		American Express Co.	13,641,539
23,450		Bear Stearns Cos., Inc.	2,399,170
80,050		Capital One Financial Corp.	6,741,011
44,600		CIT Group, Inc.	2,043,572
678,000	L	Citigroup, Inc.	32,666,039
72,900		Countrywide Financial Corp.	2,698,029
53,450	@	E*TRADE Financial Corp.	799,078
126,800		Fannie Mae	9,029,427
12,850		Federated Investors, Inc.	390,640
33,050		Franklin Resources, Inc.	2,301,933
92,000		Freddie Mac	6,780,400
63,050		Goldman Sachs Group, Inc.	6,559,722
34,350		Janus Capital Group, Inc.	577,424
61,750		Lehman Brothers Holdings, Inc.	5,401,890
160,175		MBNA Corp.	4,515,333
119,750		Merrill Lynch & Co., Inc.	7,157,458
142,800		Morgan Stanley	7,928,255
35,800	@	Providian Financial Corp.	589,626
59,250		SLM Corp.	3,163,358
16,400		T. Rowe Price Group, Inc.	1,020,080
			116,403,984
		Electric: 2.7%
136,850	@	AES Corp.	1,870,740
10,500		Ameren Corp.	526,470
54,100		American Electric Power Co., Inc.	1,857,794
36,600		CenterPoint Energy, Inc.	413,580
9,650	L	Cinergy Corp.	$401,730
30,000	L	Consolidated Edison, Inc.	1,312,500
23,599		Constellation Energy Group, Inc.	1,031,512
17,050		Dominion Resources, Inc.	1,154,967
23,350	L	DTE Energy Co.	1,007,086
307,700	L	Duke Energy Corp.	7,794,040
41,850		Edison Intl.	1,340,456
30,200		Entergy Corp.	2,041,218
86,250	L	Exelon Corp.	3,801,037
42,200		FirstEnergy Corp.	1,667,322
23,450	L	FPL Group, Inc.	1,752,888
22,900		NiSource, Inc.	521,662
51,850	@	PG&E Corp.	1,725,568
13,250		Pinnacle West Capital Corp.	588,433
44,750		PPL Corp.	2,384,280
32,250	L	Public Service Enterprise Group, Inc.	1,669,583
95,200	L	Southern Co.	3,191,103
31,300	L	TECO Energy, Inc.	480,142
79,200	L	TXU Corp.	5,113,151
49,900		Xcel Energy, Inc.	908,180
			44,555,442
		Electrical Components and Equipment: 0.4%
91,879		Emerson Electric Co.	6,440,718
			6,440,718
		Electronics: 0.5%
54,150	@	Agilent Technologies, Inc.	1,305,014
26,300		Applera Corp. - Applied Biosystems Group	549,933
15,900	@,L	Fisher Scientific Intl.	991,842
21,250	@	Jabil Circuit, Inc.	543,575
16,700		Parker Hannifin Corp.	1,264,858
25,100		PerkinElmer, Inc.	564,499
100	@	Sanmina-SCI Corp.	847
48,050	@,L	Solectron Corp.	256,107
17,800		Tektronix, Inc.	537,738
40,600	@	Thermo Electron Corp.	1,225,714
17,350	@	Waters Corp.	811,807
			8,051,934
		Engineering and Construction: 0.0%
4,400		Fluor Corp.	239,844
			239,844
		Entertainment: 0.1%
42,600		International Game Technology	1,464,588
			1,464,588
		Environmental Control: 0.1%
75,050		Waste Management, Inc.	2,246,997
			2,246,997
		Food: 1.5%
45,100		Albertson’s, Inc.	1,076,988
51,600		Campbell Soup Co.	1,542,324
67,250		ConAgra Foods, Inc.	1,980,513
49,150		General Mills, Inc.	2,443,247
43,300		H.J. Heinz Co.	1,688,267
32,500		Hershey Foods Corp.	1,805,050

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS LARGECAP PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Food (continued)
56,250		Kellogg Co.	$2,512,124
39,650	@	Kroger Co.	695,461
16,350		McCormick & Co., Inc.	631,110
59,750	@	Safeway, Inc.	1,179,465
103,925		Sara Lee Corp.	2,508,750
50,050		SUPERVALU, Inc.	1,727,726
74,457		Wm. Wrigley Jr. Co.	5,151,679
			24,942,704
		Forest Products and Paper: 0.7%
36,250		Georgia-Pacific Corp.	1,358,650
65,800		International Paper Co.	2,763,600
17,500		Louisiana-Pacific Corp.	467,950
46,700		MeadWestvaco Corp.	1,582,663
21,200	L	Plum Creek Timber Co., Inc.	814,928
12,250		Temple-Inland, Inc.	837,900
54,550		Weyerhaeuser Co.	3,666,851
			11,492,542
		Gas: 0.1%
20,450		KeySpan Corp.	806,753
44,650		Sempra Energy	1,637,762
			2,444,515
		Hand/Machine Tools: 0.2%
27,950		Black & Decker Corp.	2,468,823
5,000	L	Snap-On, Inc.	171,800
9,850		Stanley Works	482,552
			3,123,175
		Healthcare-Products: 3.9%
6,100	L	Bausch & Lomb, Inc.	393,206
31,200		Baxter Intl., Inc.	1,077,648
80,150		Becton Dickinson & Co.	4,552,520
31,950		Biomet, Inc.	1,386,311
106,150	@	Boston Scientific Corp.	3,773,633
12,800		C.R. Bard, Inc.	818,944
16,250		Guidant Corp.	1,171,625
578,850		Johnson & Johnson	36,710,666
157,200		Medtronic, Inc.	7,808,123
45,050	@	St. Jude Medical, Inc.	1,888,947
20,950		Stryker Corp.	1,010,838
32,950	@	Zimmer Holdings, Inc.	2,639,954
			63,232,415
		Healthcare-Services: 2.2%
46,850		Aetna, Inc.	5,844,538
48,850	@	Humana, Inc.	1,450,357
18,400	@	Laboratory Corp. Of America Holdings	916,688
11,500		Manor Care, Inc.	407,445
5,200		Quest Diagnostics, Inc.	496,860
178,750		UnitedHealth Group, Inc.	15,735,362
97,300	@	WellPoint, Inc.	11,189,500
			36,040,750
		Home Builders: 0.0%
6,050		Centex Corp.	360,459
			360,459
		Home Furnishings: 0.1%
22,300		Leggett & Platt, Inc.	633,989
8,900	L	Whirlpool Corp.	615,969
			1,249,958
		Household Products/Wares: 0.3%
13,450	L	Avery Dennison Corp.	$806,597
35,450		Clorox Co.	2,089,068
18,900		Fortune Brands, Inc.	1,458,702
			4,354,367
		Housewares: 0.1%
36,750	L	Newell Rubbermaid, Inc.	888,983
			888,983
		Insurance: 4.8%
36,400	@@	ACE Ltd.	1,556,100
67,100		AFLAC, Inc.	2,673,264
89,950		Allstate Corp.	4,652,214
12,400		AMBAC Financial Group, Inc.	1,018,412
338,024		American Intl. Group, Inc.	22,198,035
43,700	L	AON Corp.	1,042,682
62,850		Chubb Corp.	4,833,165
44,250		CIGNA Corp.	3,609,473
19,922		Cincinnati Financial Corp.	881,748
66,250		Hartford Financial Services Group, Inc.	4,591,788
18,525		Jefferson-Pilot Corp.	962,559
21,700		Lincoln National Corp.	1,012,956
57,856		Loews Corp.	4,067,277
27,400		Marsh & McLennan Cos., Inc.	901,460
18,100		MBIA, Inc.	1,145,368
96,300		MetLife, Inc.	3,901,113
12,700		MGIC Investment Corp.	875,157
40,600		Principal Financial Group	1,662,164
26,850		Progressive Corp.	2,277,954
169,600		Prudential Financial, Inc.	9,321,215
29,050		Safeco Corp.	1,517,572
35,200		St. Paul Travelers Cos., Inc.	1,304,864
18,200		Torchmark Corp.	1,039,948
41,950	L	UnumProvident Corp.	752,583
18,550	@@,L	XL Capital Ltd.	1,440,408
			79,239,479
		Internet: 1.4%
88,550	@	eBay, Inc.	10,296,594
213,000	@	Symantec Corp.	5,486,880
197,100	@,L	Yahoo!, Inc.	7,426,728
			23,210,202
		Iron/Steel: 0.1%
19,100		Nucor Corp.	999,694
14,650	L	United States Steel Corp.	750,813
			1,750,507
		Leisure Time: 0.5%
13,400		Brunswick Corp.	663,300
78,650		Carnival Corp.	4,532,599
39,250		Harley-Davidson, Inc.	2,384,438
19,750		Sabre Holdings Corp.	437,660
			8,017,997
		Lodging: 0.4%
15,100	L	Harrah’s Entertainment, Inc.	1,010,039
52,850		Hilton Hotels Corp.	1,201,809
51,650		Marriott Intl., Inc.	3,252,917
23,050		Starwood Hotels & Resorts Worldwide, Inc.	1,346,120
			6,810,885

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS LARGECAP PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Machinery-Construction and Mining: 0.1%
17,200		Caterpillar, Inc.	$1,677,172
			1,677,172
		Machinery-Diversified: 0.2%
5,800		Cummins, Inc.	485,982
31,650		Deere & Co.	2,354,760
24,350		Rockwell Automation, Inc.	1,206,543
			4,047,285
		Media: 3.3%
291,650	@	Comcast Corp.	9,706,112
33,550		Gannett Co., Inc.	2,741,035
10,100		Knight-Ridder, Inc.	676,094
61,250		McGraw-Hill Cos., Inc.	5,606,825
9,700		Meredith Corp.	525,740
16,850		New York Times Co.	687,480
336,000		News Corp.	6,269,760
602,300	@	Time Warner, Inc.	11,708,712
17,400		Tribune Co.	733,236
222,700		Viacom, Inc.	8,104,053
265,900		Walt Disney Co.	7,392,020
			54,151,067
		Mining: 0.1%
22,250		Phelps Dodge Corp.	2,200,970
			2,200,970
		Miscellaneous Manufacturing: 5.3%
104,550		3M Co.	8,580,418
10,050		Cooper Industries Ltd.	682,295
41,200		Danaher Corp.	2,365,292
11,150		Dover Corp.	467,631
61,750		Eastman Kodak Co.	1,991,438
19,400		Eaton Corp.	1,403,784
1,376,450		General Electric Co.	50,240,424
108,250		Honeywell Intl., Inc.	3,833,133
37,550		Illinois Tool Works, Inc.	3,480,134
22,250	@@	Ingersoll-Rand Co.	1,786,675
9,800		ITT Industries, Inc.	827,610
15,800		Pall Corp.	457,410
18,300		Textron, Inc.	1,350,540
267,200	@@	Tyco Intl., Ltd.	9,549,727
			87,016,511
		Office/Business Equipment: 0.3%
28,500		Pitney Bowes, Inc.	1,318,980
209,650	@,L	Xerox Corp.	3,566,147
			4,885,127
		Oil and Gas: 7.4%
29,650		Amerada Hess Corp.	2,442,567
55,150		Anadarko Petroleum Corp.	3,574,272
40,204		Apache Corp.	2,033,116
128,000	L	Burlington Resources, Inc.	5,568,000
364,800		ChevronTexaco Corp.	19,155,647
182,444		ConocoPhillips	15,841,612
157,500		Devon Energy Corp.	6,129,900
14,300		EOG Resources, Inc.	1,020,448
963,150		Exxon Mobil Corp.	49,371,068
18,950		Kerr-McGee Corp.	1,095,121
45,200	L	Marathon Oil Corp.	1,699,972
7,800	@,@@	Nabors Industries, Ltd.	400,062
17,750	@,L	Noble Corp.	$882,885
50,750		Occidental Petroleum Corp.	2,961,770
17,650	L	Sunoco, Inc.	1,442,182
43,100	@,L	Transocean, Inc.	1,827,009
33,100		Unocal Corp.	1,431,244
85,300		Valero Energy Corp.	3,872,620
			120,749,495
		Oil and Gas Services: 0.3%
44,050		Baker Hughes, Inc.	1,879,614
18,050		BJ Services Co.	840,047
57,950		Halliburton Co.	2,273,958
			4,993,619
		Packaging and Containers: 0.1%
13,500		Ball Corp.	593,730
11,500		Bemis Co.	334,535
27,750	@	Pactiv Corp.	701,798
11,200	@	Sealed Air Corp.	596,624
			2,226,687
		Pharmaceuticals: 5.4%
201,800		Abbott Laboratories	9,413,969
16,850		Allergan, Inc.	1,366,030
15,650	L	AmerisourceBergen Corp.	918,342
259,850		Bristol-Myers Squibb Co.	6,657,357
94,150		Cardinal Health, Inc.	5,474,823
153,050	@	Caremark Rx, Inc.	6,034,762
58,800	L	Eli Lilly & Co.	3,336,900
9,600	@	Express Scripts, Inc.	733,824
45,000	@	Forest Laboratories, Inc.	2,018,700
54,800	@	Gilead Sciences, Inc.	1,917,452
20,200	@	Hospira, Inc.	676,700
51,866	@	King Pharmaceuticals, Inc.	643,138
34,504	@	Medco Health Solutions, Inc.	1,435,366
294,650		Merck & Co., Inc.	9,470,050
984,150		Pfizer, Inc.	26,463,793
198,300		Schering-Plough Corp.	4,140,504
172,550		Wyeth	7,348,905
			88,050,615
		Pipelines: 0.1%
63,650	@,L	Dynegy, Inc.	294,063
54,900	L	El Paso Corp.	570,960
6,200	L	Kinder Morgan, Inc.	453,406
63,150	L	Williams Cos., Inc.	1,028,714
			2,347,143
		Real Estate Investment Trusts: 0.2%
22,150		Equity Office Properties Trust	645,008
22,450		ProLogis	972,759
28,200		Simon Property Group, Inc.	1,823,694
			3,441,461
		Retail: 7.8%
36,400	@	Bed Bath & Beyond, Inc.	1,449,812
41,350		Best Buy Co., Inc.	2,457,017
28,650		Circuit City Stores, Inc.	448,086
150,100		Costco Wholesale Corp.	7,266,341
52,300		CVS Corp.	2,357,161
22,200		Darden Restaurants, Inc.	615,828
23,200		Federated Department Stores, Inc.	1,340,728
205,400		Gap, Inc.	4,338,048

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS LARGECAP PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Retail (continued)
514,300		Home Depot, Inc.	$21,981,181
93,250		J.C. Penney Co., Inc. Holding Co.	3,860,550
17,700	@	Kohl’s Corp.	870,309
86,750		Limited Brands, Inc.	1,996,985
102,850		Lowe’s Cos., Inc.	5,923,132
37,950		May Department Stores Co.	1,115,730
387,750		McDonald’s Corp.	12,431,264
17,050		Nordstrom, Inc.	796,747
42,450	@	Office Depot, Inc.	736,932
19,550		RadioShack Corp.	642,804
165,350		Staples, Inc.	5,573,949
90,000	@,L	Starbucks Corp.	5,612,400
120,200		Target Corp.	6,241,986
62,950		TJX Cos., Inc.	1,581,934
47,900	@,L	Toys R US, Inc.	980,513
548,390		Wal-Mart Stores, Inc.	28,965,959
135,400		Walgreen Co.	5,195,298
15,150		Wendy’s Intl., Inc.	594,789
36,400		Yum! Brands, Inc.	1,717,352
			127,092,835
		Savings and Loans: 0.5%
36,100		Golden West Financial Corp.	2,217,262
18,650		Sovereign Bancorp, Inc.	420,558
112,200		Washington Mutual, Inc.	4,743,816
			7,381,636
		Semiconductors: 2.1%
49,750	@	Altera Corp.	1,029,825
51,300		Analog Devices, Inc.	1,893,996
245,950	@	Applied Materials, Inc.	4,205,745
55,577	@,L	Freescale Semiconductor Inc.	1,020,394
819,050		Intel Corp.	19,157,579
24,650	@	KLA-Tencor Corp.	1,148,197
36,700		Linear Technology Corp.	1,422,492
16,800		Maxim Integrated Products, Inc.	712,152
54,450	L	National Semiconductor Corp.	977,378
14,200	@,L	Qlogic Corp.	521,566
88,250		Texas Instruments, Inc.	2,172,715
			34,262,039
		Software: 4.9%
30,800		Adobe Systems, Inc.	1,932,392
49,900		Autodesk, Inc.	1,893,705
77,400		Automatic Data Processing, Inc.	3,432,690
78,900	@	BMC Software, Inc.	1,467,540
20,200	@	Citrix Systems, Inc.	495,506
74,000	L	Computer Associates Intl., Inc.	2,298,440
87,000	@	Compuware Corp.	562,890
15,800	@,L	Electronic Arts, Inc.	974,544
110,689		First Data Corp.	4,708,710
22,500	@	Fiserv, Inc.	$904,275
28,100		IMS Health, Inc.	652,201
22,900	@	Intuit, Inc.	1,007,829
1,464,350		Microsoft Corp.	39,112,789
40,600	@	Novell, Inc.	274,050
1,297,700	@	Oracle Corp.	17,804,444
68,300	@	Parametric Technology Corp.	402,287
35,450	@,L	PeopleSoft, Inc.	938,716
59,950	@	Siebel Systems, Inc.	629,475
55,600	@	Veritas Software Corp.	1,587,380
			81,079,863
		Telecommunications: 5.4%
67,500		Alltel Corp.	3,966,300
61,800	@	Avaya, Inc.	1,062,960
247,950		BellSouth Corp.	6,890,531
17,000		CenturyTel, Inc.	602,990
852,550	@	Cisco Systems, Inc.	16,454,214
33,050	L	Citizens Communications Co.	455,760
28,750	@,L	Comverse Technology, Inc.	702,938
69,950	@	Corning, Inc.	823,312
562,371	@,L	Lucent Technologies, Inc.	2,114,515
304,900		Motorola, Inc.	5,244,280
144,850	@	Nextel Communications, Inc.	4,345,500
214,600		QUALCOMM, Inc.	9,099,039
97,500	@	Qwest Communications Intl., Inc.	432,900
427,500		SBC Communications, Inc.	11,016,674
20,400		Scientific-Atlanta, Inc.	673,404
190,750		Sprint Corp.	4,740,138
52,900	@,L	Tellabs, Inc.	454,411
486,300		Verizon Communications, Inc.	19,700,012
			88,779,878
		Textiles: 0.1%
20,500		Cintas Corp.	899,130
			899,130
		Toys/Games/Hobbies: 0.1%
22,200		Hasbro, Inc.	430,236
53,650		Mattel, Inc.	1,045,639
			1,475,875
		Transportation: 1.9%
80,000		Burlington Northern Santa Fe Corp.	3,784,800
28,700		CSX Corp.	1,150,296
96,800		FedEx Corp.	9,533,832
90,500		Norfolk Southern Corp.	3,275,195
12,800		Ryder System, Inc.	611,456
144,900		United Parcel Service, Inc.	12,383,154
			30,738,733
		Total Common Stock (Cost $1,437,414,521)	1,628,752,487

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS LARGECAP PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 4.2%
	Repurchase Agreement: 0.6%
$9,917,000	Goldman Sachs Repurchase Agreement dated 12/31/04, 2.230%, due 01/03/05, $9,918,843 to be received upon repurchase (Collateralized by $9,926,000 Federal National Mortgage Association, 0.000-4.300%, Market Value plus accrued interest $10,115,501, due 07/30/09-02/04/19)		$9,917,000
	Total Short-Term Investments (Cost $9,917,000)		9,917,000
	Securities Lending Collateralcc: 3.6%
58,326,000	The Bank of New York Institutional Cash Reserve Fund		58,326,000
	Total Securities Lending Collateral (Cost $58,326,000)		58,326,000
	Total Short-Term Investments (Cost $68,243,000)		68,243,000
	Total Investments In Securities (Cost $1,505,657,521)*	103.5%	$1,696,995,487
	Other Assets and Liabilities-Net	(3.5)	(56,922,135)
	Net Assets	100.0%	$1,640,073,352

@            Non-income producing security

@@        Foreign issuer

cc            Securities purchased with cash collateral for securities loaned.

L              Loaned security, a portion or all of the security is on loan at December 31, 2004.

*              Cost for federal income tax purposes is $1,590,243,002. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$134,915,212
Gross Unrealized Depreciation	(28,162,727)
Net Unrealized Appreciation	$106,752,485

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS MIDCAP PORTFOLIO	AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 98.2%
		Advertising: 0.5%
90,950		Catalina Marketing Corp.	$2,694,849
55,950		Harte-Hanks, Inc.	1,453,581
			4,148,430
		Aerospace/Defense: 0.4%
41,900	@	Alliant Techsystems, Inc.	2,739,422
5,200	@	Sequa Corp.	317,980
			3,057,402
		Agriculture: 0.0%
6,600		Universal Corp.	315,744
			315,744
		Airlines: 0.2%
46,900	@	Alaska Air Group, Inc.	1,570,681
			1,570,681
		Apparel: 0.3%
40,450	@	Timberland Co.	2,535,002
			2,535,002
		Auto Parts and Equipment: 1.0%
18,850		ArvinMeritor, Inc.	421,675
10,000		Bandag, Inc.	498,100
38,350		BorgWarner, Inc.	2,077,420
43,650		Lear Corp.	2,663,086
57,665		Modine Manufacturing Co.	1,947,347
			7,607,628
		Banks: 5.4%
199,928		Associated Banc-Corp	6,639,608
95,700		Bank of Hawaii Corp.	4,855,818
119,050		Banknorth Group, Inc.	4,357,230
32,800		City National Corp.	2,317,320
237,375		Colonial BancGroup, Inc.	5,039,471
52,300		Commerce Bancorp, Inc.	3,368,120
33,834		Cullen/Frost Bankers, Inc.	1,644,332
21,500	L	FirstMerit Corp.	612,535
167,250		Hibernia Corp.	4,935,548
42,700	L	Investors Financial Services Corp.	2,134,146
49,978		Mercantile Bankshares Corp.	2,608,852
9,000	@	Silicon Valley Bancshares	403,380
91,350		TCF Financial Corp.	2,935,989
19,530		Westamerica Bancorporation	1,138,794
			42,991,143
		Beverages: 0.6%
71,050	@	Constellation Brands, Inc.	3,304,536
86,350		PepsiAmericas, Inc.	1,834,074
			5,138,610
		Biotechnology: 1.4%
111,050	@	Charles River Laboratories Intl., Inc.	5,109,410
32,450	@,L	Invitrogen Corp.	2,178,369
199,400	@	Millennium Pharmaceuticals, Inc.	2,416,728
55,650	@	Protein Design Labs, Inc.	1,149,729
39,400	@	Vertex Pharmaceuticals, Inc.	416,458
			11,270,694
		Building Materials: 0.2%
30,550		Martin Marietta Materials, Inc.	$1,639,313
			1,639,313
		Chemicals: 2.8%
43,350		Airgas, Inc.	1,149,209
25,650		Albemarle Corp.	992,912
42,783		Cabot Corp.	1,654,846
6,750	@,L	Cabot Microelectronics Corp.	270,338
72,000		Crompton Corp.	849,600
24,750		Cytec Industries, Inc.	1,272,645
21,850		Ferro Corp.	506,702
67,100	@	FMC Corp.	3,240,929
44,050		Lubrizol Corp.	1,623,683
238,150	L	Lyondell Chemical Co.	6,887,297
5,000		Minerals Technologies, Inc.	333,500
71,950		RPM Intl., Inc.	1,414,537
28,500		Sensient Technologies Corp.	683,715
35,202		Valspar Corp.	1,760,452
			22,640,365
		Coal: 0.4%
42,450		Peabody Energy Corp.	3,434,630
			3,434,630
		Commercial Services: 4.4%
146,639		Adesa, Inc.	3,111,679
133,650	@	Alliance Data Systems Corp.	6,345,701
13,800		Banta Corp.	617,688
67,300	@	Career Education Corp.	2,692,000
57,950	@	ChoicePoint, Inc.	2,665,121
33,900		Deluxe Corp.	1,265,487
84,900	@	Education Management Corp.	2,802,549
61,950	@	First Health Group Corp.	1,159,085
73,400	@,L	Gartner, Inc.	914,564
31,900	@	ITT Educational Services, Inc.	1,516,845
22,050		Kelly Services, Inc.	665,469
39,200	@	Korn/Ferry Intl.	813,400
11,900	@	Laureate Education, Inc.	524,671
59,650		Manpower, Inc.	2,881,094
60,850		MoneyGram Intl., Inc.	1,286,369
27,000	@	MPS Group, Inc.	331,020
80,350	@	Quanta Services, Inc.	642,800
48,300	@	Rent-A-Center, Inc.	1,279,950
30,260		Rollins, Inc.	796,443
69,600	@	Sotheby’s Holdings, Inc.	1,263,936
58,350	@	Valassis Communications, Inc.	2,042,834
			35,618,705
		Computers: 4.1%
81,600	@,L	BISYS Group, Inc.	1,342,320
180,550	@,L	Cadence Design Systems, Inc.	2,493,396
93,650	@	Ceridian Corp.	1,711,922
91,700	@	Cognizant Technology Solutions Corp.	3,881,660
47,900		Diebold, Inc.	2,669,467
55,650	@	DST Systems, Inc.	2,900,478
23,950		Imation Corp.	762,329
162,875		Jack Henry & Associates, Inc.	3,242,840
81,100	@,L	McData Corp.	483,356
47,675		National Instruments Corp.	1,299,144
45,450		Reynolds & Reynolds Co.	1,204,880
112,850	@	Sandisk Corp.	2,817,865
188,100	@	Storage Technology Corp.	5,945,840

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS MIDCAP PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Computers (continued)
106,600	@,L	Synopsys, Inc.	$2,091,492
			32,846,989
		Distribution/Wholesale: 1.0%
56,450		CDW Corp.	3,745,458
18,800		Fastenal Co.	1,157,328
68,800	@	Tech Data Corp.	3,123,520
			8,026,306
		Diversified Financial Services: 2.7%
52,000		AG Edwards, Inc.	2,246,920
253,050	@	AmeriCredit Corp.	6,187,072
45,600		Eaton Vance Corp.	2,378,040
36,750		IndyMac Bancorp, Inc.	1,266,038
38,487		Jefferies Group, Inc.	1,550,256
68,450	L	Legg Mason, Inc.	5,014,647
44,200		Raymond James Financial, Inc.	1,369,316
55,100		Waddell & Reed Financial, Inc.	1,316,339
			21,328,628
		Electric: 3.8%
75,900		Alliant Energy Corp.	2,170,740
8,450		Black Hills Corp.	259,246
142,650		DPL, Inc.	3,581,941
21,200	L	Duquesne Light Holdings, Inc.	399,620
101,950		Energy East Corp.	2,720,025
20,300		Great Plains Energy, Inc.	614,684
51,150		Hawaiian Electric Industries, Inc.	1,491,023
25,550		Idacorp, Inc.	781,064
73,804		MDU Resources Group, Inc.	1,969,091
77,200		Northeast Utilities	1,455,220
33,400		NSTAR	1,812,952
54,405		OGE Energy Corp.	1,442,277
50,900		Pepco Holdings, Inc.	1,085,188
37,750		PNM Resources, Inc.	954,698
62,400		Puget Energy, Inc.	1,541,280
77,250	L	SCANA Corp.	3,043,649
30,300	@,L	Sierra Pacific Resources	318,150
52,550		Westar Energy, Inc.	1,201,819
77,100		Wisconsin Energy Corp.	2,599,040
23,250		WPS Resources Corp.	1,161,570
			30,603,277
		Electrical Components and Equipment: 1.0%
76,900		Ametek, Inc.	2,743,023
57,139	@	Energizer Holdings, Inc.	2,839,237
38,783		Hubbell, Inc.	2,028,351
			7,610,611
		Electronics: 1.6%
58,600	@	Amphenol Corp.	2,152,964
79,326	@,L	Arrow Electronics, Inc.	1,927,622
31,250	@	Avnet, Inc.	570,000
50,300		Gentex Corp.	1,862,106
99,625	@	Thomas & Betts Corp.	3,063,469
37,239	@	Varian, Inc.	1,527,171
113,050	@	Vishay Intertechnology, Inc.	1,698,011
			12,801,343
		Engineering and Construction: 0.4%
31,250	@	Dycom Industries, Inc.	953,750
25,600		Granite Construction, Inc.	$680,960
35,150	@	Jacobs Engineering Group, Inc.	1,679,819
			3,314,529
		Entertainment: 0.7%
77,800		GTECH Holdings Corp.	2,018,910
59,200		International Speedway Corp.	3,125,760
26,450	@	Macrovision Corp.	680,294
			5,824,964
		Environmental Control: 0.4%
101,150		Republic Services, Inc.	3,392,571
			3,392,571
		Food: 2.7%
39,950	@	Dean Foods Co.	1,316,353
157,939		Hormel Foods Corp.	4,951,388
14,960	L	JM Smucker Co.	704,167
37,273		Ruddick Corp.	808,451
72,950	@	Smithfield Foods, Inc.	2,158,591
30,393		Tootsie Roll Industries, Inc.	1,052,510
359,855		Tyson Foods, Inc.	6,621,331
42,800		Whole Foods Market, Inc.	4,080,980
			21,693,771
		Forest Products and Paper: 0.4%
32,450		Longview Fibre Co.	588,643
25,550		P. H. Glatfelter Co.	390,404
50,950		Potlatch Corp.	2,577,051
			3,556,098
		Gas: 0.7%
44,198		AGL Resources, Inc.	1,469,142
66,400	L	Oneok, Inc.	1,887,087
17,181		Vectren Corp.	460,451
50,800		WGL Holdings, Inc.	1,566,672
			5,383,352
		Hand/Machine Tools: 0.1%
23,800		Kennametal, Inc.	1,184,526
			1,184,526
		Healthcare-Products: 3.7%
41,050		Beckman Coulter, Inc.	2,749,940
128,950	@	Cytyc Corp.	3,555,152
52,950		Dentsply Intl., Inc.	2,975,790
36,700	@	Edwards Lifesciences Corp.	1,514,242
28,300	@	Henry Schein, Inc.	1,970,812
69,536		Hillenbrand Industries, Inc.	3,862,028
21,700	@	Inamed Corp.	1,372,525
89,000	@,L	Patterson Cos., Inc.	3,861,710
41,250	@	Steris Corp.	978,450
27,450	@	Techne Corp.	1,067,805
139,150	@	Varian Medical Systems, Inc.	6,016,845
			29,925,299
		Healthcare-Services: 4.1%
34,000	@	Apria Healthcare Group, Inc.	1,120,300
53,950	@	Community Health Systems, Inc.	1,504,126
71,395	@	Covance, Inc.	2,766,556
132,475	@	Coventry Health Care, Inc.	7,031,773
71,450	@,L	Health Net, Inc.	2,062,762
24,900	@	LifePoint Hospitals, Inc.	867,018
158,300	@	Lincare Holdings, Inc.	6,751,495

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS MIDCAP PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Healthcare-Services (continued)
124,850	@,L	Pacificare Health Systems, Inc.	$7,056,521
46,100	@	Renal Care Group, Inc.	1,659,139
37,150		Universal Health Services, Inc.	1,653,175
			32,472,865
		Holding Companies-Diversified: 0.4%
46,400		Leucadia National Corp.	3,223,872
			3,223,872
		Home Builders: 1.4%
154,600	L	DR Horton, Inc.	6,231,926
42,100	L	Lennar Corp.-Class A	2,386,228
38,200		Thor Industries, Inc.	1,415,310
20,200	@	Toll Brothers, Inc.	1,385,922
			11,419,386
		Home Furnishings: 1.4%
36,150		Furniture Brands Intl., Inc.	905,558
82,450	L,S	Harman Intl. Industries, Inc.	10,471,150
			11,376,708
		Household Products/Wares: 1.2%
123,850		American Greetings Corp.	3,139,598
28,050		Blyth, Inc.	829,158
106,350		Church & Dwight, Inc.	3,575,487
21,150	@	Scotts Co.	1,554,948
41,050		Tupperware Corp.	850,556
			9,949,747
		Insurance: 6.4%
61,500	@	Allmerica Financial Corp.	2,019,045
82,485		American Financial Group, Inc.	2,582,605
26,800		AmerUs Group Co.	1,214,040
61,550		Arthur J Gallagher & Co.	2,000,375
47,350	L	Brown & Brown, Inc.	2,062,093
60,200	@@	Everest Re Group Ltd.	5,391,512
118,082		Fidelity National Financial, Inc.	5,392,804
60,900		First American Corp.	2,140,026
39,300		HCC Insurance Holdings, Inc.	1,301,616
29,600		Horace Mann Educators Corp.	564,768
71,500	@	Ohio Casualty Corp.	1,659,515
121,125		Old Republic Intl. Corp.	3,064,463
108,250		PMI Group, Inc.	4,519,438
46,900		Protective Life Corp.	2,002,161
62,250		Radian Group, Inc.	3,314,190
48,200	L	Stancorp Financial Group, Inc.	3,976,500
44,144		Unitrin, Inc.	2,006,345
134,425		WR Berkley Corp.	6,340,826
			51,552,322
		Internet: 1.6%
34,100	@	Avocent Corp.	1,381,732
56,250	@,L	Checkfree Corp.	2,142,000
44,750	@	Macromedia, Inc.	1,392,620
239,850	@	McAfee, Inc.	6,938,861
41,200	@	RSA Security, Inc.	826,472
			12,681,685
		Iron/Steel: 0.3%
53,250		Steel Dynamics, Inc.	2,017,110
			2,017,110
		Lodging: 1.5%
59,150		Boyd Gaming Corp.	$2,463,598
205,500	@	Caesars Entertainment, Inc.	4,138,770
72,300		Mandalay Resort Group	5,092,089
			11,694,457
		Machinery-Diversified: 1.2%
56,100	@,L	AGCO Corp.	1,228,029
32,550	@	Flowserve Corp.	896,427
82,141		Graco, Inc.	3,067,966
22,800		Nordson, Corp.	913,596
10,150		Tecumseh Products Co.	485,170
48,050	@	Zebra Technologies Corp.	2,704,254
			9,295,442
		Media: 1.8%
72,750		Belo Corp.	1,908,960
13,750	@	Emmis Communications Corp.	263,863
12,200	@	Entercom Communications Corp.	437,858
28,500		Lee Enterprises, Inc.	1,313,280
15,700		Media General, Inc.	1,017,517
54,100		Reader’s Digest Association, Inc.	752,531
24,850	@	Scholastic Corp.	918,456
6,400		Washington Post Co.	6,291,327
59,950	@	Westwood One, Inc.	1,614,454
			14,518,246
		Metal Fabricate/Hardware: 0.5%
45,400		Precision Castparts Corp.	2,981,872
55,100		Worthington Industries, Inc.	1,078,858
			4,060,730
		Miscellaneous Manufacturing: 2.3%
35,000		Brink’s Co.	1,383,200
20,650		Carlisle Cos., Inc.	1,340,598
35,600		Crane Co.	1,026,704
56,900		Donaldson Co., Inc.	1,853,802
27,150		Harsco Corp.	1,513,341
63,069		Lancaster Colony Corp.	2,703,768
111,150		Pentair, Inc.	4,841,694
46,650	L	SPX Corp.	1,868,799
24,100		Teleflex, Inc.	1,251,754
12,650		Trinity Industries, Inc.	431,112
			18,214,772
		Office Furnishings: 0.4%
44,000	L	Herman Miller, Inc.	1,215,720
37,121		HNI Corp.	1,598,059
			2,813,779
		Oil and Gas: 4.2%
97,750		ENSCO Intl., Inc.	3,102,585
36,400	@	Forest Oil Corp.	1,154,608
34,200		Helmerich & Payne, Inc.	1,164,168
114,350		Murphy Oil Corp.	9,199,457
67,350	@	Newfield Exploration Co.	3,977,018
95,000	L	Noble Energy, Inc.	5,857,699
41,800		Patterson-UTI Energy, Inc.	813,010
96,800		Pioneer Natural Resources Co.	3,397,680
50,650	@	Plains Exploration & Production Co.	1,316,900
41,750		Pogo Producing Co.	2,024,458
87,650	@,L	Pride Intl., Inc.	1,800,331
			33,807,914

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS MIDCAP PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Oil and Gas Services: 2.9%
33,200	@	Cooper Cameron Corp.	$1,786,492
44,100	@	FMC Technologies, Inc.	1,420,020
75,450	@	Grant Prideco, Inc.	1,512,773
48,650	@	Hanover Compressor Co.	687,425
56,500	@,L	National-Oilwell, Inc.	1,993,885
68,900	@	Smith Intl., Inc.	3,748,849
39,600	L	Tidewater, Inc.	1,410,156
59,250	@	Varco Intl., Inc.	1,727,138
175,350	@,L	Weatherford Intl. Ltd.	8,995,454
			23,282,192
		Packaging and Containers: 0.4%
63,650		Packaging Corp. of America	1,498,958
66,980		Sonoco Products Co.	1,985,957
			3,484,915
		Pharmaceuticals: 1.8%
111,250	@	Barr Pharmaceuticals, Inc.	5,066,324
37,300	@,L	Cephalon, Inc.	1,897,824
9,000	@	Par Pharmaceutical Cos., Inc.	372,420
45,950		Perrigo Co.	793,557
72,550	@,L	Sepracor, Inc.	4,307,294
22,150		Valeant Pharmaceuticals Intl.	583,653
54,250	@	VCA Antech, Inc.	1,063,300
			14,084,372
		Pipelines: 1.3%
38,750	L	Equitable Resources, Inc.	2,350,575
146,665		National Fuel Gas Co.	4,156,486
57,800		Questar Corp.	2,945,488
19,450		Western Gas Resources, Inc.	568,913
			10,021,462
		Real Estate Investment Trusts: 2.3%
56,450		AMB Property Corp.	2,280,016
71,850		Developers Diversified Realty Corp.	3,187,984
35,950		Highwoods Properties, Inc.	995,815
41,800		Hospitality Properties Trust	1,922,800
57,150		Liberty Property Trust	2,468,880
40,050		Mack-Cali Realty Corp.	1,843,502
27,800		New Plan Excel Realty Trust	752,824
31,063		Rayonier, Inc.	1,519,291
33,050		United Dominion Realty Trust, Inc.	819,640
57,400		Weingarten Realty Investors	2,301,740
			18,092,492
		Retail: 8.3%
48,300	@	99 Cents Only Stores	780,528
146,100		Abercrombie & Fitch Co.	6,859,394
34,350	@	Aeropostale, Inc.	1,010,921
124,250		American Eagle Outfitters, Inc.	5,852,174
45,400	@,L	AnnTaylor Stores Corp.	977,462
22,350		Applebees Intl., Inc.	591,158
124,400	@,L	Barnes & Noble, Inc.	4,014,387
77,850	@	BJ’s Wholesale Club, Inc.	2,267,771
9,450		Bob Evans Farms, Inc.	247,023
49,550		Borders Group, Inc.	1,258,570
58,350	@,L	Brinker Intl., Inc.	2,046,335
33,150		CBRL Group, Inc.	1,387,328
16,800	@	Cheesecake Factory, Inc.	545,496
60,400	@,L	Chico’s FAS, Inc.	2,750,012
114,100		Claire’s Stores, Inc.	$2,424,625
60,400	@	Copart, Inc.	1,589,728
75,500	@,L	Dollar Tree Stores, Inc.	2,165,340
99,200		Foot Locker, Inc.	2,671,456
216,000		Michaels Stores, Inc.	6,473,519
36,000	@	O’Reilly Automotive, Inc.	1,621,800
47,050		Outback Steakhouse, Inc.	2,153,949
45,650	@	Pacific Sunwear of California, Inc.	1,016,169
79,600	@	Payless Shoesource, Inc.	979,080
98,250	L	PETsMART, Inc.	3,490,823
51,200		Regis Corp.	2,362,880
97,350		Ross Stores, Inc.	2,810,495
40,550		Ruby Tuesday, Inc.	1,057,544
55,800	@,L	Urban Outfitters, Inc.	2,477,520
75,800	@,L	Williams-Sonoma, Inc.	2,656,032
			66,539,519
		Savings and Loans: 0.8%
48,000		Astoria Financial Corp.	1,918,560
54,050		Independence Community Bank Corp.	2,301,449
49,100		Washington Federal, Inc.	1,303,114
12,950		Webster Financial Corp.	655,788
			6,178,911
		Semiconductors: 2.5%
135,900	@	Atmel Corp.	532,728
131,150	@,L	Cree, Inc.	5,256,491
31,650	@,L	Fairchild Semiconductor Intl., Inc.	514,629
45,600	@	Integrated Circuit Systems, Inc.	953,952
64,250	@	Integrated Device Technology, Inc.	742,730
45,650	@	International Rectifier Corp.	2,034,621
97,850		Intersil Corp.	1,638,009
92,250	@,L	Lam Research Corp.	2,666,948
54,150	@	Lattice Semiconductor Corp.	308,655
48,100	@	Micrel, Inc.	530,062
142,750		Microchip Technology, Inc.	3,805,715
18,900	@,L	Semtech Corp.	413,343
13,400	@	Silicon Laboratories, Inc.	473,154
85,700	@	Triquint Semiconductor, Inc.	381,365
			20,252,402
		Software: 2.9%
89,200	@	Activision, Inc.	1,800,056
56,750		Acxiom Corp.	1,492,525
55,500	@	Advent Software, Inc.	1,136,640
39,450		Certegy, Inc.	1,401,659
34,100	@	CSG Systems Intl., Inc.	637,670
76,717	@	Dun & Bradstreet Corp.	4,576,168
77,100	L	Fair Isaac Corp.	2,828,028
36,300	@,L	Keane, Inc.	533,610
68,000		SEI Investments Co.	2,851,240
157,650	@	Sybase, Inc.	3,145,118
43,280	@	Transaction Systems Architects, Inc.	859,108
140,550	@	Wind River Systems, Inc.	1,904,453
			23,166,275
		Telecommunications: 1.9%
20,950		Adtran, Inc.	400,983
60,350	@	Cincinnati Bell, Inc.	250,453

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS MIDCAP PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Telecommunications (continued)
94,350	@	CommScope, Inc.	$1,783,215
45,350		Harris Corp.	2,802,176
19,150	@	Newport Corp.	270,015
30,450		Plantronics, Inc.	1,262,762
114,400	@	Polycom, Inc.	2,667,808
66,850	@,L	Powerwave Technologies, Inc.	566,888
106,850	@	RF Micro Devices, Inc.	730,854
56,250	L	Telephone & Data Systems, Inc.	4,328,437
			15,063,591
		Textiles: 0.5%
43,400	@	Mohawk Industries, Inc.	3,960,250
			3,960,250
		Transportation: 2.7%
28,200		Alexander & Baldwin, Inc.	1,196,244
55,550		CH Robinson Worldwide, Inc.	3,084,136
92,800		CNF, Inc.	4,649,280
73,350		Expeditors Intl. Washington, Inc.	4,098,798
52,200		J.B. Hunt Transport Services, Inc.	2,341,170
67,850		Overseas Shipholding Group, Inc.	3,745,320
48,500	@	Swift Transportation Co., Inc.	1,041,780
49,237		Werner Enterprises, Inc.	1,114,726
			21,271,454
		Trucking and Leasing: 0.1%
29,950		GATX Corp.	885,322
			885,322
		Water: 0.2%
63,550		Aqua America, Inc.	1,562,695
			1,562,695
		Total Common Stock (Cost $693,077,156)	786,405,498

Principal Amount			Value
SHORT-TERM INVESTMENTS: 12.2%
	Repurchase Agreement: 1.8%
$14,078,000	Goldman Sachs Repurchase Agreement dated 12/31/04, 2.230%, due 01/03/05, $14,080,616 to be received upon repurchase (Collateralized by $14,118,000 Federal Home Loan Mortgage Corporation, 5.125%, Market Value plus accrued interest $14,360,141, due 01/28/19)		14,078,000
	Total Repurchase Agreement (Cost $14,078,000)		14,078,000
	Securities Lending Collateralcc: 10.4%
$83,609,000	The Bank of New York Institutional Cash Reserve Fund		$83,609,000
	Total Securities Lending Collateral (Cost $83,609,000)		83,609,000
	Total Short-Term Investments (Cost $97,687,000)		97,687,000
	Total Investments In Securities (Cost $790,764,156)*	110.4%	$884,092,498
	Other Assets and Liabilities-Net	(10.4)	(83,071,012)
	Net Assets	100.0%	$801,021,486

@            Non-income producing security

@@        Foreign issuer

cc            Securities purchased with cash collateral for securities loaned.

S              Segregated securities for futures, when-issued or delayed delivery securities held at December 31, 2004.

L              Loaned security, a portion or all of the security is on loan at December 31, 2004.

*              Cost for federal income tax purposes is $796,750,731. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$95,972,084
Gross Unrealized Depreciation	(8,630,317)
Net Unrealized Appreciation	$87,341,767

Information concerning open futures contracts at December 31, 2004 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain
MidCap 400 Future	28	$9,314,900	03/18/2005	$20,748

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS SMALLCAP PORTFOLIO	AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 99.4%
		Advertising: 0.3%
35,600		Advo, Inc.	$1,269,140
			1,269,140
		Aerospace/Defense: 2.5%
18,550	@	AAR Corp.	252,651
38,825	@,L	Armor Holdings, Inc.	1,825,552
14,925		Curtiss-Wright Corp.	856,844
53,300	@,L	DRS Technologies, Inc.	2,276,442
12,800		EDO Corp.	406,400
17,750	@	Esterline Technologies Corp.	579,538
14,225		Kaman Corp.	179,946
48,550	@	Moog, Inc.	2,201,743
39,800	@	Teledyne Technologies, Inc.	1,171,314
10,025	@	Triumph Group, Inc.	395,988
			10,146,418
		Agriculture: 0.2%
25,275		Delta & Pine Land Co.	689,502
26,625		Dimon, Inc.	178,920
			868,422
		Airlines: 0.2%
29,350	@,L	Mesa Air Group, Inc.	233,039
38,775		Skywest, Inc.	777,827
			1,010,866
		Apparel: 2.4%
16,050	@	Ashworth, Inc.	174,785
18,100	@	Gymboree Corp.	232,042
8,675		Haggar Corp.	203,680
66,225		K-Swiss, Inc.	1,928,471
32,975		Kellwood Co.	1,137,638
7,329		Oshkosh B’Gosh, Inc.	156,841
9,575	L	Oxford Industries, Inc.	395,448
56,550		Phillips-Van Heusen Corp.	1,526,850
38,875	@	Quiksilver, Inc.	1,158,086
18,700		Russell Corp.	364,276
23,650		Stride Rite Corp.	264,171
70,550		Wolverine World Wide, Inc.	2,216,680
			9,758,968
		Auto Manufacturers: 0.5%
24,625		Oshkosh Truck Corp.	1,683,857
21,750	@	Wabash National Corp.	585,728
			2,269,585
		Auto Parts and Equipment: 0.2%
13,325		Standard Motor Products, Inc.	210,535
16,550		Superior Industries Intl., Inc.	480,778
			691,313
		Banks: 6.7%
31,487		Chittenden Corp.	904,622
20,275		Community Bank System, Inc.	572,769
35,900		East-West Bancorp, Inc.	1,506,363
58,950	@@	First Bancorp Puerto Rico	3,743,914
31,237		First Midwest Bancorp, Inc.	1,133,591
9,794	L	First Republic Bank	519,082
132,750		Fremont General Corp.	3,342,644
24,250		Gold Banc Corp., Inc.	354,535
32,575		Hudson United BanCorp	1,282,804
22,947		Irwin Financial Corp.	651,465
13,975		Nara Bancorp, Inc.	$297,248
24,550		PrivateBancorp, Inc.	791,247
21,714		Provident Bankshares Corp.	789,738
53,342		Republic Bancorp, Inc.	815,066
80,350		South Financial Group, Inc.	2,613,785
45,900		Southwest Bancorp of Texas, Inc.	1,069,011
50,813		Sterling Bancshares, Inc.	725,102
30,575		Susquehanna Bancshares, Inc.	762,846
48,173	L	Trustco Bank Corp.	664,306
32,225		UCBH Holdings, Inc.	1,476,549
29,900		Umpqua Holdings Corp.	753,779
29,900		United Bankshares, Inc.	1,140,685
27,201		Whitney Holding Corp.	1,223,773
13,575		Wintrust Financial Corp.	773,232
			27,908,156
		Biotechnology: 0.5%
49,625	@	Arqule, Inc.	287,329
16,750		Cambrex Corp.	453,925
19,875	@,L	Integra LifeSciences Holdings Corp.	733,983
38,475	@	Regeneron Pharmaceuticals, Inc.	354,355
21,025	@,L	Savient Pharmaceuticals, Inc.	56,978
			1,886,570
		Building Materials: 1.5%
6,150		Apogee Enterprises, Inc.	82,472
31,125	L	Florida Rock Industries, Inc.	1,852,871
15,652		Lennox Intl., Inc.	318,518
32,603		Simpson Manufacturing Co., Inc.	1,137,845
39,450		Texas Industries, Inc.	2,460,891
12,300		Universal Forest Products, Inc.	533,820
			6,386,417
		Chemicals: 2.0%
17,360		A. Schulman, Inc.	371,678
16,350	L	Arch Chemicals, Inc.	470,553
55,325		Georgia Gulf Corp.	2,755,184
18,800		HB Fuller Co.	535,988
20,525		Macdermid, Inc.	740,953
51,450	@	OM Group, Inc.	1,668,008
60,877	@	Omnova Solutions, Inc.	342,129
6,850		Penford Corp.	107,751
105,000	@	PolyOne Corp.	951,300
5,700		Quaker Chemical Corp.	141,588
			8,085,132
		Coal: 0.4%
52,100		Massey Energy Co.	1,820,895
			1,820,895
		Commercial Services: 3.7%
32,387		Aaron Rents, Inc.	809,675
31,375		ABM Industries, Inc.	618,715
46,900	@,L	Administaff, Inc.	591,409
21,525	@	Arbitron, Inc.	843,349
22,800	L	Bowne & Co., Inc.	370,728
23,050		Central Parking Corp.	349,208
13,875		Chemed Corp.	931,150
13,675	@	Coinstar, Inc.	366,900
26,425	@	Consolidated Graphics, Inc.	1,212,907

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS SMALLCAP PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Commercial Services (continued)
10,150		CPI Corp.	$137,939
19,325	@	Cross Country Healthcare, Inc.	349,396
11,650	@	Heidrick & Struggles Intl., Inc.	399,246
40,750		Hooper Holmes, Inc.	241,240
7,625	@	Insurance Auto Auctions, Inc.	170,953
74,650	@,L	Labor Ready, Inc.	1,263,077
16,400	@	Maximus, Inc.	510,368
14,725	@	Midas, Inc.	294,500
19,425	@	NCO Group, Inc.	502,136
9,025	@	On Assignment, Inc.	46,840
16,900	@,L	Parexel Intl. Corp.	343,070
41,300	@,L	Pharmaceutical Product Development, Inc.	1,705,276
10,550	L	Pre-Paid Legal Services, Inc.	396,153
40,000	@,L	PRG-Schultz Intl., Inc.	201,200
10,550	@,L	SFBC Intl., Inc.	416,725
9,125	@	SourceCorp., Inc.	174,379
3,575	L	Startek, Inc.	101,709
20,475	@,L	Vertrue, Inc.	773,341
13,075		Viad Corp.	372,507
10,250	@	Volt Information Sciences, Inc.	301,248
20,925		Watson Wyatt & Co. Holdings	563,929
			15,359,273
		Computers: 3.2%
59,975	L	Agilysys, Inc.	1,027,972
17,600	@	Brooktrout, Inc.	211,376
38,175	@	CACI Intl., Inc.	2,600,862
26,975	@	Carreker Corp.	231,985
28,750	@	Catapult Communications Corp.	694,600
38,950	@,L	Ciber, Inc.	375,478
24,100	L	Factset Research Systems, Inc.	1,408,404
19,575	@,L	Hutchinson Technology, Inc.	676,708
22,087	@,L	Kronos, Inc.	1,129,308
20,025	@,L	Manhattan Associates, Inc.	478,197
13,000	@,L	Mercury Computer Systems, Inc.	385,840
25,175	@	Micros Systems, Inc.	1,965,161
15,725		MTS Systems Corp.	531,662
14,225	@,L	Nyfix, Inc.	88,053
12,700	@	Radiant Systems, Inc.	82,677
17,300	@	Radisys Corp.	338,215
18,050	@,L	Synaptics, Inc.	551,969
9,875		Talx Corp.	254,676
			13,033,143
		Distribution/Wholesale: 1.5%
11,900		Advanced Marketing Services	119,714
7,425		Building Material Holding Corp.	284,303
44,900		Hughes Supply, Inc.	1,452,515
26,275		Owens & Minor, Inc.	740,167
8,825	@,L	Scansource, Inc.	548,562
38,837		SCP Pool Corp.	1,238,900
23,000	@	United Stationers, Inc.	1,062,600
18,200		Watsco, Inc.	641,004
			6,087,765
		Diversified Financial Services: 0.5%
11,750		Financial Federal Corp.	460,600
25,825	@	Investment Technology Group, Inc.	516,500
13,125	@,L	Piper Jaffray Cos.	629,343
9,225		SWS Group, Inc.	$202,212
11,850	@	World Acceptance Corp.	325,994
			2,134,649
		Electric: 1.0%
35,900		Avista Corp.	634,353
8,225		Central Vermont Public Service Corp.	191,314
11,350		CH Energy Group, Inc.	545,368
35,335		Cleco Corp.	715,886
34,400	@	El Paso Electric Co.	651,536
4,500		Green Mountain Power Corp.	129,735
11,500	L	UIL Holdings Corp.	589,950
26,425	L	Unisource Energy Corp.	637,107
			4,095,249
		Electrical Components and Equipment: 1.0%
30,125	@	Artesyn Technologies, Inc.	340,413
33,062	L	Belden CDT, Inc.	767,038
15,900		C&D Technologies, Inc.	270,936
15,850	@	Intermagnetics General Corp.	402,749
17,300	@	Littelfuse, Inc.	590,968
37,325	@,L	Rayovac Corp.	1,140,651
11,997		Vicor Corp.	157,281
14,725	@,L	Wilson Greatbatch Technologies, Inc.	330,135
			4,000,171
		Electronics: 4.0%
10,975		Analogic Corp.	491,570
19,675		BEI Technologies, Inc.	607,564
14,775		Bel Fuse, Inc.	499,247
12,700	@	Benchmark Electronics, Inc.	433,070
43,794		Brady Corp.	2,740,191
22,668	@	Checkpoint Systems, Inc.	409,157
22,400	@	Coherent, Inc.	681,856
8,475		CTS Corp.	112,633
16,800	L	Cubic Corp.	422,856
10,100	@	Cymer, Inc.	298,354
12,300	@	Daktronics, Inc.	306,147
16,505	@	Dionex Corp.	935,338
22,375	@	Electro Scientific Industries, Inc.	442,130
9,075	@,L	FEI Co.	190,575
26,325	@,L	Flir Systems, Inc.	1,679,272
6,200	@,L	Itron, Inc.	148,242
18,650		Keithley Instruments, Inc.	367,405
8,425	@	Meade Instruments Corp.	28,898
29,250		Methode Electronics, Inc.	375,863
15,225		Park Electrochemical Corp.	330,078
52,300	@	Paxar Corp.	1,159,491
4,850	@	Rogers Corp.	209,035
9,075	@	SBS Technologies, Inc.	126,687
14,775	@,L	Sonic Solutions, Inc.	331,551
25,475	@	Technitrol, Inc.	463,645
39,750	@	Trimble Navigation Ltd.	1,313,340
22,550		Watts Industries, Inc.	727,012
7,281		Woodward Governor Co.	521,392
17,225		X-Rite, Inc.	275,772
			16,628,371
		Energy-Alternate Sources: 0.1%
21,625	@,L	Headwaters, Inc.	616,313
			616,313

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS SMALLCAP PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Engineering and Construction: 0.5%
17,900	@	Emcor Group, Inc.	$808,722
17,300	@	Insituform Technologies, Inc.	392,191
29,650	@	URS Corp.	951,765
			2,152,678
		Entertainment: 0.6%
36,675	@	Argosy Gaming Co.	1,712,722
21,275	@	Pinnacle Entertainment, Inc.	420,820
5,550	@,L	Shuffle Master, Inc.	261,405
			2,394,947
		Environmental Control: 0.4%
32,572	@,L	Aleris Intl., Inc.	551,118
33,800	@.L	Waste Connections, Inc.	1,157,650
			1,708,768
		Food: 2.3%
58,150		Corn Products Intl., Inc.	3,114,513
29,925		Flowers Foods, Inc.	945,032
10,250	@,L	Great Atlantic & Pacific Tea Co.	105,063
22,000	@	Hain Celestial Group, Inc.	454,740
6,807		J&J Snack Foods Corp.	333,747
35,074		Lance, Inc.	667,458
20,925		Nash Finch Co.	790,128
29,650	@	Performance Food Group Co.	797,882
20,325		Ralcorp Holdings, Inc.	852,227
24,775	L	Sanderson Farms, Inc.	1,072,262
10,450	@,L	United Natural Foods, Inc.	324,995
			9,458,047
		Forest Products and Paper: 0.9%
21,025	@	Buckeye Technologies, Inc.	273,535
15,175	@	Caraustar Industries, Inc.	255,244
8,121		Deltic Timber Corp.	344,736
10,850	@,L	Neenah Paper, Inc.	353,710
14,675		Pope & Talbot, Inc.	251,089
20,525		Rock-Tenn Co.	311,159
10,450		Schweitzer-Mauduit Intl., Inc.	354,778
88,475		Wausau-Mosinee Paper Corp.	1,580,163
			3,724,414
		Gas: 3.0%
59,100		Atmos Energy Corp.	1,616,385
42,675		Energen Corp.	2,515,691
16,250		Laclede Group, Inc.	506,188
7,050	L	New Jersey Resources Corp.	305,547
19,225		Northwest Natural Gas Co.	648,652
54,175	L	Piedmont Natural Gas Co.	1,259,027
63,552	@	Southern Union Co.	1,523,977
26,325		Southwest Gas Corp.	668,655
82,936		UGI Corp.	3,392,911
			12,437,033
		Hand/Machine Tools: 0.3%
20,275		Baldor Electric Co.	558,171
16,850		Regal-Beloit Corp.	481,910
			1,040,081
		Healthcare-Products: 5.6%
25,175	@,L	Advanced Medical Optics, Inc.	1,035,700
23,150	@	American Medical Systems Holdings, Inc.	967,902
15,575	@,L	Arthrocare Corp.	499,335
11,200	@,L	Biosite, Inc.	$689,248
19,175	@,L	Conmed Corp.	544,954
22,550	L	Cooper Cos., Inc.	1,591,804
10,201		Datascope Corp.	404,878
20,375		Diagnostic Products Corp.	1,121,644
15,725	@,L	DJ Orthopedics, Inc.	336,830
46,700	@	Haemonetics Corp.	1,691,006
11,700	@	Hologic, Inc.	321,399
7,625	@,L	ICU Medical, Inc.	208,468
24,925	@	Idexx Laboratories, Inc.	1,360,655
54,937	@	Immucor, Inc.	1,291,568
21,900		Invacare Corp.	1,013,094
6,950	@,L	Kensey Nash Corp.	239,984
15,700		LCA-Vision, Inc.	367,223
28,450		Mentor Corp.	959,903
14,275	@	Merit Medical Systems, Inc.	218,122
6,700		PolyMedica Corp.	249,843
10,850	@	Possis Medical, Inc.	146,258
23,800	@,L	Resmed, Inc.	1,216,179
41,250	@	Respironics, Inc.	2,242,349
37,125	@	Sola Intl., Inc.	1,022,423
11,650	@,L	Surmodics, Inc.	378,742
45,900	@	Sybron Dental Specialties, Inc.	1,623,941
22,600	@	Viasys Healthcare, Inc.	429,400
24,550		Vital Signs, Inc.	955,486
			23,128,338
		Healthcare-Services: 3.7%
28,500	@,L	Amedisys, Inc.	923,115
22,800	@,L	American Healthways, Inc.	753,312
43,525	@	Amerigroup Corp.	3,293,101
18,875	@,L	Amsurg Corp.	557,568
75,400	@,L	Centene Corp.	2,137,590
15,325	@	Gentiva Health Services, Inc.	256,234
10,400	@,L	LabOne, Inc.	333,216
16,700	@	Pediatrix Medical Group, Inc.	1,069,635
31,825	@	Province Healthcare Co.	711,289
31,125	@	Rehabcare Group, Inc.	871,189
48,825	@	Sierra Health Services, Inc.	2,690,745
14,425	@,L	Sunrise Senior Living, Inc.	668,743
21,025	@	United Surgical Partners Intl., Inc.	876,743
			15,142,480
		Home Builders: 2.6%
41,825	@,L	Champion Enterprises, Inc.	494,372
8,660		Mdc Holdings, Inc.	748,570
8,875	@	Meritage Homes Corp.	1,000,213
19,225		Monaco Coach Corp.	395,458
8,125	@,L	NVR, Inc.	6,251,374
7,975		Skyline Corp.	325,380
9,825		Standard-Pacific Corp.	630,176
23,750		Winnebago Industries, Inc.	927,675
			10,773,218
		Home Furnishings: 0.4%
9,657		Bassett Furniture Industries, Inc.	189,519
27,375		Ethan Allen Interiors, Inc.	1,095,547
29,821		Fedders Corp.	107,952
12,300		La-Z-Boy, Inc.	189,051
			1,582,069

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS SMALLCAP PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Household Products/Wares: 0.6%
52,900	@	Fossil, Inc.	$1,356,356
17,650	L	Harland John H. Co.	637,165
13,125		Russ Berrie & Co., Inc.	299,775
9,975		WD-40 Co.	283,390
			2,576,686
		Housewares: 0.9%
9,325	@	Enesco Group, Inc.	75,346
8,775		Libbey, Inc.	194,893
3,917		National Presto Industries, Inc.	178,224
39,550		Toro Co.	3,217,392
			3,665,855
		Insurance: 3.9%
38,251		Delphi Financial Group, Inc.	1,765,284
23,750	L	Hilb Rogal & Hamilton Co.	860,700
32,125	L	Landamerica Financial Group, Inc.	1,732,501
26,042	@	Philadelphia Consolidated Holding Co.	1,722,418
19,375		Presidential Life Corp.	328,600
33,850	@	Proassurance Corp.	1,323,874
16,850		RLI Corp.	700,455
934	@	SCPIE Holdings, Inc.	9,247
49,378		Selective Insurance Group, Inc.	2,184,482
20,425		Stewart Information Services Corp.	850,701
82,200		UICI	2,786,579
34,800	L	Zenith National Insurance Corp.	1,734,432
			15,999,273
		Internet: 1.2%
27,900	@,L	Digital Insight Corp.	513,360
34,700	@	Internet Security Systems, Inc.	806,775
15,375	@,L	j2 Global Communications, Inc.	530,438
21,075	@	PC-Tel, Inc.	167,125
47,550	@	Verity, Inc.	623,856
31,275	@,L	Webex Communications, Inc.	743,720
30,150	@	Websense, Inc.	1,529,207
			4,914,481
		Iron/Steel: 0.7%
16,250	L	Carpenter Technology Corp.	949,975
6,750	L	Cleveland-Cliffs, Inc.	701,055
7,100	@	Material Sciences Corp.	127,729
21,675		Reliance Steel & Aluminum Co.	844,458
15,025		Ryerson Tull, Inc.	236,644
			2,859,861
		Leisure Time: 1.1%
27,025		Arctic Cat, Inc.	716,703
9,675	@,L	K2, Inc.	153,639
59,825	L	Nautilus Group, Inc.	1,445,970
5,800	@	Pegasus Solutions, Inc.	73,080
31,475		Polaris Industries, Inc.	2,140,930
			4,530,322
		Lodging: 0.3%
23,000	@	Aztar Corp.	803,160
20,125		Marcus Corp.	505,943
			1,309,103
		Machinery-Construction and Mining: 0.1%
21,074	@	Astec Industries, Inc.	$362,684
			362,684
		Machinery-Diversified: 1.7%
21,645		Albany Intl. Corp.	761,038
35,825		Applied Industrial Technologies, Inc.	981,605
14,287	L	Briggs & Stratton Corp.	594,053
32,575	L	Cognex Corp.	908,843
12,000	@	Gardner Denver, Inc.	435,480
19,475	@	Gerber Scientific, Inc.	148,205
35,075		IDEX Corp.	1,420,537
6,000		Lindsay Manufacturing Co.	155,280
19,075		Manitowoc Co.	718,174
16,750		Stewart & Stevenson Services, Inc.	338,853
11,050		Thomas Industries, Inc.	441,116
			6,903,184
		Media: 0.2%
8,875	@,L	4Kids Entertainment, Inc.	186,553
25,675		Thomas Nelson, Inc.	580,255
			766,808
		Metal Fabricate/Hardware: 2.0%
8,566	@	AM Castle & Co.	102,278
18,875		Commercial Metals Co.	954,320
32,295		Kaydon Corp.	1,066,381
16,959		Lawson Products, Inc.	855,242
32,025	@,L	Maverick Tube Corp.	970,358
41,250		Mueller Industries, Inc.	1,328,250
10,600		Quanex Corp.	726,842
67,125		Timken Co.	1,746,592
16,397		Valmont Industries, Inc.	411,729
24,525	@	Wolverine Tube, Inc.	316,618
			8,478,610
		Mining: 0.4%
16,750		AMCOL Intl. Corp.	336,508
11,600	@	Brush Engineered Materials, Inc.	214,600
20,775	@	Century Aluminum Co.	545,552
36,275	@	RTI International Metals, Inc.	745,088
			1,841,748
		Miscellaneous Manufacturing: 2.1%
28,500		Acuity Brands, Inc.	906,300
7,775		AO Smith Corp.	232,784
24,625		AptarGroup, Inc.	1,299,707
14,075		Barnes Group, Inc.	373,128
11,550	@,L	Ceradyne, Inc.	660,776
17,400		Clarcor, Inc.	952,998
11,500	@	Cuno, Inc.	683,100
19,270	@	Griffon Corp.	520,290
5,500	@	Lydall, Inc.	65,230
2,000	@,I,X	Masco Tech, Inc.	—
18,387		Myers Industries, Inc.	235,354
30,200		Roper Industries, Inc.	1,835,253
9,465		Standex Intl. Corp.	269,658
17,300		Sturm Ruger & Co., Inc.	156,219
24,050		Tredegar Corp.	486,051
			8,676,848

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS SMALLCAP PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Office Furnishings: 0.1%
29,500	@	Interface, Inc.	$294,115
			294,115
		Office/Business Equipment: 0.3%
29,650	@,L	Global Imaging Systems, Inc.	1,171,175
4,700	@	Imagistics Intl., Inc.	158,202
			1,329,377
		Oil and Gas: 3.7%
11,500	@	Atwood Oceanics, Inc.	599,150
24,200		Cabot Oil & Gas Corp.	1,070,850
49,625	@	Cimarex Energy Co.	1,880,787
32,625		Frontier Oil Corp.	869,783
52,036		Patina Oil & Gas Corp.	1,951,349
29,300	@	Petroleum Development Corp.	1,130,101
53,575	@	Remington Oil & Gas Corp.	1,459,919
26,475	@	Southwestern Energy Co.	1,342,018
25,225	@	Spinnaker Exploration Co.	884,641
20,625		St. Mary Land & Exploration Co.	860,888
32,425	@,L	Stone Energy Corp.	1,462,042
33,125	@	Swift Energy Co.	958,638
12,750	@	Unit Corp.	487,178
18,400		Vintage Petroleum, Inc.	417,496
			15,374,840
		Oil and Gas Services: 1.8%
46,100	@	Cal Dive Intl., Inc.	1,878,574
11,950		Carbo Ceramics, Inc.	824,550
11,700	@	Dril-Quip, Inc.	283,842
27,950	@	Hydril Co.	1,272,005
20,725	@	Lone Star Technologies, Inc.	693,459
18,550	@,L	Oceaneering Intl., Inc.	692,286
13,725	@,L	Seacor Smit, Inc.	732,915
5,750	@	Tetra Technologies, Inc.	162,725
22,850	@	Veritas DGC, Inc.	512,069
19,425	@	W-H Energy Services, Inc.	434,343
			7,486,768
		Packaging and Containers: 0.1%
11,350		Chesapeake Corp.	308,266
			308,266
		Pharmaceuticals: 1.5%
34,200	@	Accredo Health, Inc.	948,024
60,875		Alpharma, Inc.	1,031,831
9,675	@,L	Bradley Pharmaceuticals, Inc.	187,695
40,850		Medicis Pharmaceutical Corp.	1,434,244
26,175		Natures Sunshine Prods, Inc.	532,923
47,700	@,L	NBTY, Inc.	1,145,277
27,400	@	Noven Pharmaceuticals, Inc.	467,444
12,133	@,L	Priority Healthcare Corp.	264,135
18,300	@	Theragenics Corp.	74,298
			6,085,871
		Real Estate Investment Trusts: 2.9%
25,925	L	Capital Automotive	920,985
18,650	L	Colonial Properties Trust	732,386
35,250		Commercial Net Lease Realty	726,150
16,950		Entertainment Properties Trust	755,123
16,000		Essex Property Trust, Inc.	1,340,799
7,775		Gables Residential Trust	278,267
21,125		Glenborough Realty Trust, Inc.	449,540
19,825		Kilroy Realty Corp.	847,519
30,675	L	Lexington Corporate Properties Trust	$692,642
68,350		New Century Financial Corp.	4,368,248
2,975		Parkway Properties, Inc.	150,981
11,250	L	Shurgard Storage Centers, Inc.	495,113
9,775		Sovran Self Storage, Inc.	411,919
			12,169,672
		Retail: 7.4%
11,100		Brown Shoe Co., Inc.	331,113
29,450		Burlington Coat Factory Warehouse Corp.	668,515
36,050		Casey’s General Stores, Inc.	654,308
18,250		Cash America Intl., Inc.	542,573
36,775		Cato Corp.	1,059,855
46,500	@	CEC Entertainment, Inc.	1,858,604
18,925	@,L	Childrens Place Retail Stores, Inc.	700,793
23,675		Christopher & Banks Corp.	436,804
20,375	@	Dress Barn, Inc.	358,600
17,183	@	Electronics Boutique Holdings Corp.	737,838
59,775	@	GameStop Corp.	1,339,557
13,575	@,L	Genesco, Inc.	422,726
31,425		Goody’s Family Clothing, Inc.	287,225
14,925	@	Group 1 Automotive, Inc.	470,138
17,250	@,L	Guitar Center, Inc.	908,903
13,725		Haverty Furniture Cos., Inc.	253,913
14,325	@,L	Hibbett Sporting Goods, Inc.	381,188
11,525	@,L	HOT Topic, Inc.	198,115
13,725		Ihop Corp.	574,940
11,750	@,L	Insight Enterprises, Inc.	241,110
35,450	@	J Jill Group, Inc.	527,851
66,375	@	Jack in The Box, Inc.	2,447,245
12,757	@	Jo-Ann Stores, Inc.	351,328
19,225	L	Landry’s Restaurants, Inc.	558,679
12,450	@,L	Linens ‘N Things, Inc.	308,760
14,475		Lone Star Steakhouse & Saloon, Inc.	405,300
25,225		Longs Drug Stores Corp.	695,453
25,075	@,L	Men’s Wearhouse, Inc.	801,397
20,425	L	Movie Gallery, Inc.	389,505
11,250	@	O’Charleys, Inc.	219,938
11,470	@	Papa John’s Intl., Inc.	395,027
17,950	@	PF Chang’s China Bistro, Inc.	1,011,482
22,675	@	Rare Hospitality Intl., Inc.	722,426
25,875	@	Ryan’s Restaurant Group, Inc.	398,993
15,125	@	School Specialty, Inc.	583,220
24,350	@,L	Select Comfort Corp.	436,839
18,550	@	Shopko Stores, Inc.	346,514
29,300		Sonic Automotive, Inc.	726,640
40,793	@	Sonic Corp.	1,244,186
12,700	@,L	Stage Stores, Inc.	527,304
17,250	@	Steak N Shake Co.	346,380
76,750	@	Stein Mart, Inc.	1,309,354
5,350	@	TBC Corp	148,730
40,650	@	Too, Inc.	994,298
27,950	@,L	Tractor Supply Co.	1,040,019
39,938	L	Triarc Cos.	489,640
36,375	@	Zale Corp.	1,086,520
			30,939,846
		Savings and Loans: 2.0%
14,376		Anchor Bancorp Wisconsin, Inc.	419,060
39,750		BankAtlantic Bancorp, Inc.	791,025

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS SMALLCAP PORTFOLIO	AS OFDECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Savings and Loans (continued)
52,533	@	Bankunited Financial Corp.	$1,678,429
26,575		Commercial Federal Corp.	789,543
21,850		Dime Community Bancshares, Inc.	391,334
19,125		Downey Financial Corp.	1,090,125
11,400	@	Firstfed Financial Corp.	591,318
16,600		Flagstar Bancorp, Inc.	375,160
8,675		MAF Bancorp, Inc.	388,814
14,300	@	Sterling Financial Corp.	561,418
38,987		Waypoint Financial Corp.	1,105,281
			8,181,507
		Semiconductors: 1.7%
19,450	@,L	Actel Corp.	341,153
46,550	@	Alliance Semiconductor Corp.	172,235
23,200	@,L	ATMI, Inc.	522,696
74,400	@,L	Axcelis Technologies, Inc.	604,872
36,603	@	DSP Group, Inc.	817,344
5,050	@,L	Dupont Photomasks, Inc.	133,371
32,225	@	Exar Corp.	457,273
15,225	L	Helix Technology Corp.	264,763
37,725	@,L	Kulicke & Soffa Industries, Inc.	325,190
40,400	@,L	Microsemi Corp.	701,343
18,975	@,L	Pericom Semiconductor Corp.	178,934
25,150	@,L	Photronics, Inc.	414,975
40,450	@,L	Skyworks Solutions, Inc.	381,444
12,800	@	Standard Microsystems Corp.	228,224
15,425	@	Supertex, Inc.	334,723
26,975	@,L	Varian Semiconductor Equipment Associates, Inc.	994,028
7,725	@	Veeco Instruments, Inc.	162,766
			7,035,334
		Software: 4.4%
20,125	@,L	Altiris, Inc.	713,029
60,275	@	Ansys, Inc.	1,932,416
24,875	@,L	Avid Technology, Inc.	1,536,031
34,757	@	Captaris, Inc.	179,346
25,275	@,L	Cerner Corp.	1,343,872
21,125	@,L	Concord Communications, Inc.	234,065
25,475	@	Dendrite Intl., Inc.	494,215
40,850	@	Digi Intl., Inc.	702,212
63,350	@	eFunds Corp.	1,521,034
11,850	@,L	EPIQ Systems, Inc.	173,484
51,800	@	Filenet Corp.	1,334,368
11,560	L	Global Payments, Inc.	676,722
28,100	@,L	Hyperion Solutions Corp.	1,310,022
20,850		Inter-Tel, Inc.	570,873
19,975	@	JDA Software Group, Inc.	272,060
24,400	@,L	Mantech Intl. Corp.	579,256
28,300	@	Mapinfo Corp.	339,034
17,750	@	MRO Software, Inc.	231,105
24,400		NDCHealth Corp.	453,596
50,850	@	Phoenix Technologies Ltd.	420,021
19,325	@	Pinnacle Systems, Inc.	117,883
67,675	@	Progress Software Corp.	1,580,210
29,300	@,L	Serena Software, Inc.	634,052
11,050	@	SPSS, Inc.	172,822
28,600	@	THQ, Inc.	656,084
			18,177,812
		Storage/Warehousing: 0.0%
3,725	@,L	Mobile Mini, Inc.	$123,074
			123,074
		Telecommunications: 1.6%
151,063	@,L	Adaptec, Inc.	1,146,567
53,000	@	Aeroflex, Inc.	642,360
27,700	L	Anixter Intl., Inc.	996,923
8,250		Applied Signal Technology, Inc.	290,813
12,050		Black Box Corp.	578,641
5,400	@,L	Boston Communications Group, Inc.	49,896
34,950	@	C-COR.net Corp.	325,035
26,525	@	Commonwealth Telephone Enterprises, Inc.	1,317,231
8,625	@	General Communication, Inc.	95,220
16,450	@	Intrado, Inc.	199,045
15,175	@	Network Equipment Technologies, Inc.	149,019
33,275	@	Symmetricom, Inc.	323,100
6,600	@	Tollgrade Communications, Inc.	80,784
21,550	@	Viasat, Inc.	523,019
			6,717,653
		Textiles: 0.3%
5,750		Angelica Corp.	155,538
23,687		G&K Services, Inc.	1,028,489
			1,184,027
		Toys/Games/Hobbies: 0.3%
21,475	@	Department 56, Inc.	357,559
31,225	@,L	Jakks Pacific, Inc.	690,385
			1,047,944
		Transportation: 3.4%
17,200	L	Arkansas Best Corp.	772,108
80,750	@,L	EGL, Inc.	2,413,618
25,325	@	Forward Air Corp.	1,132,028
52,600		Heartland Express, Inc.	1,181,922
15,025	@,L	Kansas City Southern	266,393
16,500	@	Kirby Corp.	732,270
38,525	L	Knight Transportation, Inc.	955,420
35,850	@	Landstar System, Inc.	2,639,993
43,525	@	Offshore Logistics, Inc.	1,413,257
18,100		USF Corp.	686,895
32,695	@,L	Yellow Roadway Corp.	1,821,438
			14,015,342
		Water: 0.0%
5,000		American States Water Co.	130,000
			130,000
		Total Common Stock (Cost $355,438,941)	411,085,800
WARRANTS: 0.0%
		Distribution/Wholesale: 0.0%
120	@,X	Timco Aviation Services	—
		Total Warrants (Cost $9)	—

See Accompanying Notes to Financial Statements

Principal Amount				Value
CORPORATE BONDS/NOTES: 0.0%
		Distribution/Wholesale: 0.0%
$116	X	Timco Aviation Services, 8.000%, due 01/02/07		$1
		Total Corporate Bonds/Notes (Cost $-)		1
		Total Long-Term Investments (Cost $355,438,950)		411,085,801
SHORT-TERM INVESTMENTS: 17.0%
		Repurchase Agreement: 1.3%
5,226,000		Goldman Sachs Repurchase Agreement dated 12/31/04, 2.230%, due 01/03/05, $5,226,971 to be received upon repurchase (Collateralized by $5,220,000 Federal Home Loan Mortgage Corporation, 5.200%, Market Value plus accrued interest $5,331,099, due 02/04/19)		5,226,000
		Total Repurchase Agreement (Cost $5,226,000)		5,226,000
		Securities Lending Collateralcc: 15.7%
65,009,000		The Bank of New York Institutional Cash Reserve Fund		65,009,000
		Total Securities Lending Collateral (Cost $65,009,000)		65,009,000
		Total Short-Term Investments (Cost $70,235,000)		70,235,000
		Total Investments In Securities (Cost $425,673,950)*	116.4%	$481,320,801
		Other Assets and Liabilities-Net	(16.4)	(67,987,555)
		Net Assets	100.0%	$413,333,246

@            Non-income producing security

@@        Foreign issuer

cc            Securities purchased with cash collateral for securities loaned.

I               Illiquid security

L              Loaned security, a portion or all of the security is on loan at December 31, 2004.

X             Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*              Cost for federal income tax purposes is $428,088,762. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$58,269,590
Gross Unrealized Depreciation	(5,037,551)
Net Unrealized Appreciation	$53,232,039

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO	AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 70.7%
		Advertising: 0.1%
2,290		ADVO, Inc.	$81,639
3,830		Catalina Marketing Corp.	113,482
			195,121
		Aerospace/Defense: 2.0%
2,160	@	Alliant Techsystems, Inc.	141,221
2,170	@	Armor Holdings, Inc.	102,033
39,700	@,@@	BAE Systems PLC	175,383
26,450		Boeing Co.	1,369,316
1,980	@	DRS Technologies, Inc.	84,566
8,800		General Dynamics Corp.	920,480
18,150		Lockheed Martin Corp.	1,008,233
1,889	@	Moog, Inc.	85,666
21,650		Raytheon Co.	840,670
2,515	@	Teledyne Technologies, Inc.	74,016
5,900		United Technologies Corp.	609,765
			5,411,349
		Agriculture: 0.8%
24,600		Altria Group, Inc.	1,503,060
11,900	@@	Swedish Match AB	137,655
10,345		UST, Inc.	497,698
			2,138,413
		Airlines: 0.1%
2,300	@,L	Alaska Air Group, Inc.	77,027
30,300	@,@@	British Airways PLC	136,540
			213,567
		Apparel: 0.9%
10,350	@	Coach, Inc.	583,740
2,715		K-Swiss, Inc.	79,061
2,130		Kellwood Co.	73,485
10,750		Nike, Inc.	974,917
8,000	@@	Onward Kashiyama Co., Ltd.	116,363
2,620		Phillips-Van Heusen Corp.	70,740
1,085	@	Quiksilver, Inc.	32,322
5,900		VF Corp.	326,742
2,775		Wolverine World Wide, Inc.	87,191
			2,344,561
		Auto Manufacturers: 0.8%
71,750	L	Ford Motor Co.	1,050,420
49,000	@,@@,L	Isuzu Motors Ltd.	144,871
735		Oshkosh Truck Corp.	50,259
9,700		PACCAR, Inc.	780,656
2,200	@@	Peugeot SA	139,566
			2,165,772
		Auto Parts and Equipment: 0.0%
3,050		Modine Manufacturing Co.	102,999
			102,999
		Banks: 5.3%
3,450	@@	Alpha Bank AE	120,344
5,796		Associated Banc-Corp.	192,485
1,100	@@	Banco Itau Holding Financeira SA ADR	82,687
2,700	@@	Banco Popular Espanol SA	177,777
18,800	@@	Banco Santander Central Hispano SA	233,126
47,800		Bank of America Corp.	2,246,123
2,960		Bank of Hawaii Corp.	150,190
10,500	@@	Bank of Ireland	$173,822
3,040		Banknorth Group, Inc.	111,264
7,090		Colonial Bancgroup, Inc.	150,521
10,500	L	Comerica, Inc.	640,710
1,360		Commerce Bancorp, Inc.	87,584
6,600	@@	Credit Agricole SA	199,227
14,000	@@	DBS Group Holdings Ltd.	138,014
9,400	@@	Depfa Bank PLC	158,336
1,065		East-West Bancorp, Inc.	44,687
2,085	@@	First Bancorp Puerto Rico	132,418
6,200	@@	Fortis	171,293
4,455		Fremont General Corp.	112,177
6,920		Hibernia Corp.	204,209
29,700	@,@@	HSBC Holdings PLC	500,383
860		Hudson United BanCorp	33,867
22,750		KeyCorp.	771,225
1,800	@,@@,L	Kookmin Bank ADR	70,344
26,000	@@	Mitsui Trust Holdings, Inc.	261,556
60	@@	Mizuho Financial Group, Inc.	304,094
27,382		National City Corp.	1,028,194
20,400	@@	Nordea AB	205,649
1,940		PrivateBancorp, Inc.	62,526
5,043		Republic Bancorp, Inc.	77,057
11,915	@,@@	Royal Bank of Scotland Group PLC	400,163
3,865		South Financial Group, Inc.	125,728
5,000	@@	St. George Bank Ltd.	99,046
4,461		Sterling Bancshares, Inc.	63,658
24,000	@@	Sumitomo Trust & Banking Co. Ltd.	173,992
22,800		U.S. Bancorp	714,096
3,980	@@	UBS AG	333,630
955		UCBH Holdings, Inc.	43,758
34,700	@@	UniCredito Italiano S.p.A.	199,592
36,800		Wachovia Corp.	1,935,681
20,200		Wells Fargo & Co.	1,255,431
880		Whitney Holding Corp.	39,591
			14,226,255
		Beverages: 0.9%
1,750	L	Adolph Coors Co.	132,423
28,300		Coca-Cola Co.	1,178,129
20,550		PepsiCo, Inc.	1,072,710
			2,383,262
		Biotechnology: 0.4%
15,100	@	Amgen, Inc.	968,665
3,080	@	Arqule, Inc.	17,833
3,390	@,L	Charles River Laboratories Intl., Inc.	155,974
			1,142,472
		Building Materials: 0.1%
22,900	@@	Boral Ltd.	123,790
915		Florida Rock Industries, Inc.	54,470
890		Simpson Manufacturing Co., Inc.	31,061
1,490		Texas Industries, Inc.	92,946
			302,267
		Chemicals: 1.2%
3,670		Cabot Corp.	141,956
11,250		Dow Chemical Co.	556,987
1,900	@@	DSM NV	122,872
11,300		E.I. du Pont EI de Nemours & Co.	554,265
2,560	@	FMC Corp.	123,648

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Chemicals (continued)
2,050		Georgia Gulf Corp.	$102,090
4,210		Lyondell Chemical Co.	121,753
64,000	@@	Mitsubishi Chemical Corp.	194,747
2,360	@	OM Group, Inc.	76,511
3,440	@	Omnova Solutions, Inc.	19,333
7,530	@	PolyOne Corp.	68,222
10,350		PPG Industries, Inc.	705,455
1,800	#	Reliance Industries Ltd. GDR	46,368
8,200		Sherwin-Williams Co.	365,966
			3,200,173
		Coal: 0.1%
1,560		Massey Energy Co.	54,522
1,120		Peabody Energy Corp.	90,619
			145,141
		Commercial Services: 1.0%
5,980		Adesa, Inc.	126,896
2,905	@	Administaff, Inc.	36,632
4,020	@	Alliance Data Systems Corp.	190,870
1,120		Chemed Corp.	75,163
1,315	@	Consolidated Graphics, Inc.	60,359
7,000	@@	Dai Nippon Printing Co., Ltd.	112,696
7,200		Equifax, Inc.	202,320
9,250	L	H&R Block, Inc.	453,249
2,730	@	ITT Educational Services, Inc.	129,812
3,495	@	Korn/Ferry Intl.	72,521
4,055	@,L	Labor Ready, Inc.	68,611
1,575		Manpower, Inc.	76,073
18,350		McKesson Corp.	577,290
1,170	@	Pharmaceutical Product Development, Inc.	48,309
47,200	@,@@	Rentokil Initial PLC	133,520
3,795		Rollins, Inc.	99,884
5,110	@	Sotheby’s Holdings	92,798
1,100	@,L	Vertrue, Inc.	41,547
			2,598,550
		Computers: 3.6%
3,455		Agilysys, Inc.	59,219
16,800	@	Apple Computer, Inc.	1,081,920
6,071	@	BISYS Group, Inc.	99,868
1,725	@	CACI Intl., Inc.	117,524
1,460	@	Catapult Communications Corp.	35,274
2,290	@	Cognizant Technology Solutions Corp.	96,936
58,350	@	Dell, Inc.	2,458,868
1,275		Diebold, Inc.	71,056
1,465	@,L	DST Systems, Inc.	76,356
590		FactSet Research Systems, Inc.	34,480
35,000		Hewlett-Packard Co.	733,950
34,050		International Business Machines Corp.	3,356,648
6,215		Jack Henry Associates, Inc.	123,741
590	@	Kronos, Inc.	30,167
1,240	@	Micros Systems, Inc.	96,794
910	@,L	SanDisk Corp.	22,723
5,540	@	Storage Technology Corp.	175,119
164,650	@	Sun Microsystems, Inc.	885,817
			9,556,460
		Cosmetics/Personal Care: 1.7%
32,400		Gillette Co.	$1,450,872
53,850		Procter & Gamble Co.	2,966,058
			4,416,930
		Distribution/Wholesale: 0.4%
1,440		CDW Corp.	95,544
10,400		Genuine Parts Co.	458,223
1,365		Hughes Supply, Inc.	44,158
1,015		SCP Pool Corp.	32,379
3,230	@	Tech Data Corp.	146,642
620	@	United Stationers, Inc.	28,644
5,600		W.W. Grainger, Inc.	373,072
			1,178,662
		Diversified Financial Services: 4.1%
32,950		American Express Co.	1,857,391
8,210	@	AmeriCredit Corp.	200,735
5,800		Bear Stearns Cos., Inc.	593,398
11,150		Capital One Financial Corp.	938,942
12,700		CIT Group, Inc.	581,914
61,300		Citigroup, Inc.	2,953,433
11,150		Fannie Mae	793,992
1,757	L	Legg Mason, Inc.	128,718
11,700		Lehman Brothers Holdings, Inc.	1,023,516
10,800		Merrill Lynch & Co., Inc.	645,516
13,350		Morgan Stanley	741,192
16,750	@	Providian Financial Corp.	275,873
1,970	@@	Takefuji Corp.	133,227
			10,867,847
		Diversified Operations: 0.0%
400	@@,#	Reliance Industries Ltd. GDR	10,304
			10,304
		Electric: 2.2%
36,350	@	AES Corp.	496,905
6,500	@@	Chubu Electric Power Co., Inc.	156,046
9,650		Constellation Energy Group, Inc.	421,802
39,150	L	Duke Energy Corp.	991,669
3,100	@@	E.ON AG	282,287
19,050		Edison Intl.	610,172
24,400	@,@@	Enel S.p.A.	239,856
8,000	L	Exelon Corp.	352,560
6,200		Kyushu Electric Power Co., Inc.	125,246
5,190		Pepco Holdings, Inc.	110,651
11,594		PPL Corp.	617,728
3,300	@@	RWE AG	182,223
3,120	L	Scana Corp.	122,928
7,650	L	Southern Co.	256,428
12,200	L	TXU Corp.	787,631
3,320		Wisconsin Energy Corp.	111,917
			5,866,049
		Electrical Components and Equipment: 0.3%
4,100		AMETEK, Inc.	146,247
3,813	@	Energizer Holdings, Inc.	189,468
2,440	@	Rayovac Corp.	74,566
350	@@	Samsung Electronics Co. Ltd. GDR	76,803
14,000	@@	Sumitomo Electric Industries Ltd.	153,181
40,000	@@	Toshiba Corp.	172,244
			812,509

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Electronics: 0.5%
1,490		BEI Technologies, Inc.	$46,011
1,235		Bel Fuse, Inc.	41,731
790	@,L	Benchmark Electronics, Inc.	26,939
1,540		Brady Corp.	96,358
400	@	Dionex Corp.	22,668
725	@	FLIR Systems, Inc.	46,248
1,680		Keithley Instruments, Inc.	33,096
7,900	@@	Koninklijke Philips Electronics NV	209,357
3,240	@,@	Paxar Corp.	71,831
9,300		PerkinElmer, Inc.	209,157
8,750	@	Thermo Electron Corp.	264,162
3,860	@	Thomas & Betts Corp.	118,695
1,105	@	Trimble Navigation Ltd.	36,509
2,750	@	Varian, Inc.	112,778
			1,335,540
		Engineering and Construction: 0.0%
1,420	@	Emcor Group, Inc.	64,156
			64,156
		Entertainment: 0.1%
1,995	@	Argosy Gaming Co.	93,167
3,000		International Speedway Corp.	158,400
			251,567
		Environmental Control: 0.1%
2,645		Republic Services, Inc.	88,713
1,030	@	Waste Connections, Inc.	35,278
			123,991
		Food: 0.9%
1,925		Corn Products Intl., Inc.	103,103
840		Flowers Foods, Inc.	26,527
18,200	@,@@	Koninklijke Ahold NV	141,033
2,861		Lance, Inc.	54,445
21,000		Meiji Dairies Corp	125,010
2,800	@@	Metro AG	154,342
1,185		Nash Finch Co.	44,746
4,140		Ruddick Corp.	89,797
1,630	L	Sanderson Farms, Inc.	70,546
8,400		SUPERVALU, Inc.	289,968
5,980		Tyson Foods, Inc.	110,032
22,500	@,@@	Unilever PLC	220,734
1,040		Whole Foods Market, Inc.	99,164
11,804		Wm. Wrigley Jr. Co.	816,719
			2,346,166
		Forest Products and Paper: 0.6%
5,950		International Paper Co.	249,900
12,250		MeadWestvaco Corp.	415,153
2,170		Potlatch Corp.	109,759
4,142		Wausau-Mosinee Paper Corp.	73,976
11,750		Weyerhaeuser Co.	789,834
			1,638,622
		Gas: 0.4%
2,060		Atmos Energy Corp.	56,341
2,575		Energen Corp.	151,796
13,350		Sempra Energy	489,678
3,625		UGI Corp.	148,299
5,846		WGL Holdings, Inc.	180,291
			1,026,405
		Hand/Machine Tools: 0.1%
4,400		Black & Decker Corp.	$388,652
			388,652
		Healthcare-Products: 2.5%
14,000		Becton Dickinson & Co.	795,200
675	L	Cooper Cos., Inc.	47,648
5,880	@	Cytyc Corp.	162,112
1,350		Dentsply Intl., Inc.	75,870
2,300	@@	Fresenius Medical Care AG	185,221
2,045	@	Haemonetics Corp.	74,049
725	@	Idexx Laboratories, Inc.	39,578
3,570	@	Immucor, Inc.	83,931
200		Invacare Corp.	9,252
57,450		Johnson & Johnson	3,643,478
14,500		Medtronic, Inc.	720,215
2,400	@	Patterson Cos., Inc.	104,136
650	@	ResMed, Inc.	33,215
2,050	@	Respironics, Inc.	111,438
11,300	@,@@	Smith & Nephew PLC	115,624
2,673	@	Sola Intl., Inc.	73,614
2,555	@	Sybron Dental Specialties, Inc.	90,396
5,520	@	Varian Medical Systems, Inc.	238,685
1,262		Vital Signs, Inc.	49,117
			6,652,779
		Healthcare-Services: 1.9%
6,900		Aetna, Inc.	860,775
1,490	@	Amedisys, Inc.	48,261
1,505	@	AMERIGROUP Corp.	113,868
2,980	@	Centene Corp.	84,483
3,560	@	Covance, Inc.	137,950
3,965	@,L	Coventry Health Care, Inc.	210,462
9,200	@	Humana, Inc.	273,148
4,660	@	Lincare Holdings, Inc.	198,749
3,905	@	PacifiCare Health Systems, Inc.	220,711
1,710	@	RehabCare Group, Inc.	47,863
1,745	@	Sierra Health Services, Inc.	96,167
19,350		UnitedHealth Group, Inc.	1,703,381
10,450	@	WellPoint Inc	1,201,750
			5,197,568
		Holding Companies-Diversified: 0.1%
45,000	@@	Citic Pacific Ltd.	128,174
			128,174
		Home Builders: 0.1%
2,730		Lennar Corp.	154,736
265	@,L	NVR, Inc.	203,891
			358,627
		Home Furnishings: 0.3%
5,100	@@	Electrolux AB	116,843
710		Ethan Allen Interiors, Inc.	28,414
2,495		Fedders Corp.	9,032
2,340		Harman Intl. Industries, Inc.	297,179
16,000	@@	Matsushita Electric Industrial Co., Ltd.	256,371
10,100	@@	Yamaha Corp.	154,763
			862,602
		Household Products/Wares: 0.3%
4,490		American Greetings Corp.	113,822
1,093		Blyth, Inc.	32,309

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Household Products/Wares (continued)
4,090		Church & Dwight, Inc.	$137,506
9,250		Clorox Co.	545,102
1,520	@	Fossil, Inc.	38,973
			867,712
		Housewares: 0.0%
1,370		Toro Co.	111,450
			111,450
		Insurance: 4.5%
12,944	@@	AEGON NV	176,190
4,465		American Financial Group, Inc.	139,799
30,850		American Intl. Group, Inc.	2,025,919
2,730	L	AmerUs Group Co.	123,669
10,000		Chubb Corp.	768,999
8,000		CIGNA Corp.	652,560
2,090		Delphi Financial Group, Inc.	96,454
2,410	@@	Everest Re Group Ltd.	215,840
2,995		Fidelity National Financial, Inc.	136,782
4,640		First American Corp.	163,050
14,050		Hartford Financial Services Group, Inc.	973,805
1,420	L	LandAmerica Financial Group, Inc.	76,581
94,500	@,@@	Legal & General Group PLC	199,113
10,050		Lincoln National Corp.	469,134
10,860		Loews Corp.	763,458
27,850		MetLife, Inc.	1,128,203
5,800		MGIC Investment Corp.	399,678
16,000	@@	Mitsui Sumitomo Insurance Co. Ltd.	139,512
4,850	@	Ohio Casualty Corp.	112,569
1,445	@	Philadelphia Consolidated Holding Co.	95,572
2,090	@,L	ProAssurance Corp.	81,740
20,300		Prudential Financial, Inc.	1,115,687
15,100	@@	QBE Insurance Group Ltd.	182,177
4,000		Radian Group, Inc.	212,960
7,550		Safeco Corp.	394,412
1,945		Selective Insurance Group, Inc.	86,047
28,700	@@	Skandia Forsakrings AB	142,798
1,750	L	StanCorp Financial Group, Inc.	144,375
1,610		Stewart Information Services Corp.	67,057
1,640	@@	Swiss Reinsurance Co.	116,689
2,850		UICI	96,615
3,980		W.R. Berkley Corp.	187,737
1,535	L	Zenith National Insurance Corp.	76,504
1,000	@,@@	Zurich Financial Services AG	166,512
			11,928,197
		Internet: 1.0%
7,500	@,L	eBay, Inc.	872,100
700	@	Internet Security Systems	16,275
6,740	@	McAfee, Inc.	194,988
4,960	@	RSA Security, Inc.	99,498
32,250	@	Symantec Corp.	830,760
3,960	@	Verity, Inc.	51,955
1,720	@	Websense, Inc.	87,238
16,250	@	Yahoo!, Inc.	612,300
			2,765,114
		Iron/Steel: 0.2%
460	L	Carpenter Technology Corp.	$26,892
7,100	@@	JFE Holdings, Inc.	202,863
7,500	@@	ThyssenKrupp AG	165,197
			394,952
		Leisure Time: 0.2%
2,270		Arctic Cat, Inc.	60,200
7,350	L	Carnival Corp.	423,581
3,185	L	Nautilus Group, Inc.	76,981
875		Polaris Industries, Inc.	59,518
			620,280
		Lodging: 0.5%
4,460		Boyd Gaming Corp.	185,759
5,415	@	Caesars Entertainment, Inc.	109,058
1,190	@,L	Mandalay Resort Group	83,812
12,600		Marriott Intl., Inc.	793,548
3,125		Starwood Hotels & Resorts Worldwide, Inc.	182,500
			1,354,677
		Machinery-Construction and Mining: 0.0%
2,160	@	Astec Industries, Inc.	37,174
			37,174
		Machinery-Diversified: 0.3%
2,520		Applied Industrial Technologies, Inc.	69,048
875		Cognex Corp.	24,413
2,600		Cummins, Inc.	217,853
2,080	@	Gerber Scientific, Inc.	15,829
4,020		Graco, Inc.	150,147
1,065		IDEX Corp.	43,133
3,437	@	Zebra Technologies Corp.	193,434
			713,857
		Media: 1.8%
24,600	@	Comcast Corp.	818,688
9,400		McGraw-Hill Cos., Inc.	860,476
10,900	@@	Mediaset S.p.A.	138,000
2,400		Meredith Corp.	130,080
100		News Corp.	1,866
17,500	@,@@	Reed Elsevier PLC	161,307
1,620		Thomas Nelson, Inc.	36,612
52,100	@	Time Warner, Inc.	1,012,823
20,150		Viacom, Inc.	733,259
23,350		Walt Disney Co.	649,130
170		Washington Post Co.	167,113
			4,709,354
		Metal Fabricate/Hardware: 0.1%
2,260		Kaydon Corp.	74,625
930		Lawson Products, Inc.	46,900
2,585		Mueller Industries, Inc.	83,237
1,120		Precision Castparts Corp.	73,562
1,920		Timken Co.	49,958
1,360	@	Wolverine Tube, Inc.	17,558
			345,840
		Mining: 0.3%
6,500	@,@@	Anglo American PLC	153,374
13,900	@@	BHP Billiton Ltd.	166,811

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Mining (continued)
5,500	L	Phelps Dodge Corp.	$544,059
2,190	@	RTI Intl. Metals, Inc.	44,983
			909,227
		Miscellaneous Manufacturing: 2.7%
9,350		3M Co.	767,355
770		AptarGroup, Inc.	40,641
15,500	L	Eastman Kodak Co.	499,875
124,953		General Electric Co.	4,560,784
2,520		Lancaster Colony Corp.	108,032
4,675	@	Pentair, Inc.	203,643
890		Roper Industries, Inc.	54,085
2,700	@@	Siemens AG	228,564
23,650	@@	Tyco Intl. Ltd.	845,251
			7,308,230

		Office/Business Equipment: 0.4%
1,940	@	Global Imaging Systems, Inc.	76,630
3,000		Seiko Epson Corp.	133,760
49,450	@	Xerox Corp.	841,144
			1,051,534
		Oil and Gas: 5.5%
5,050		Amerada Hess Corp.	416,019
46,863	@,@@	BP PLC	455,999
17,500		Burlington Resources, Inc.	761,250
23,250		ChevronTexaco Corp.	1,220,857
2,350	@	Cimarex Energy Co.	89,065
17,750		ConocoPhillips	1,541,232
20,300		Devon Energy Corp.	790,076
101,100		Exxon Mobil Corp.	5,182,385
2,430		Frontier Oil Corp.	64,784
750		LUKOIL ADR	91,875
3,286		Murphy Oil Corp.	264,359
2,915	@	Newfield Exploration Co.	172,131
2,790	L	Noble Energy, Inc.	172,031
1,400	@@	Norsk Hydro ASA	110,097
15,550		Occidental Petroleum Corp.	907,497
1,350		Patina Oil & Gas Corp.	50,625
1,430	@	Petroleum Development Corp.	55,155
3,230		Pogo Producing Co.	156,623
2,185	@	Remington Oil & Gas Corp.	59,541
10,300	@@	Repsol YPF SA	267,925
57,600	@,@@	Shell Transport & Trading Co. PLC	492,825
685	@,L	Southwestern Energy Co.	34,723
1,720	@	Stone Energy Corp.	77,555
3,250	L	Sunoco, Inc.	265,558
2,160	@	Swift Energy Co.	62,510
1,700	@@	Total SA	372,322
13,350	L	Valero Energy Corp.	606,090
			14,741,109
		Oil and Gas Services: 0.2%
2,180	@	Cal Dive Intl., Inc.	88,835
1,600	@	Hydril Co.	72,816
4,900	@,L	Weatherford Intl. Ltd.	251,370
			413,021
		Packaging and Containers: 0.1%
5,950		Ball Corp.	261,681
1,690		Sonoco Products Co.	50,109
			311,790
		Pharmaceuticals: 2.9%
18,650		Abbott Laboratories	$870,023
4,510		Alpharma, Inc.	76,445
6,800	L	Amerisourcebergen Corp.	399,024
13,100		Cardinal Health, Inc.	761,765
22,850	@	Caremark Rx, Inc.	900,975
1,220		Medicis Pharmaceutical Corp.	42,834
26,500		Merck & Co., Inc.	851,710
1,430		Natures Sunshine Products, Inc.	29,115
1,320	@	NBTY, Inc.	31,693
2,595	@	Noven Pharmaceuticals, Inc.	44,271
90,850		Pfizer, Inc.	2,442,956
3,490	@@	Roche Holding AG	400,594
6,300	@@	Sankyo Co., Ltd.	142,646
4,404	@@	Sanofi-Aventis	352,106
1,410	@,L	Sepracor, Inc.	83,712
3,400	@@	Takeda Pharmaceutical Co. Ltd.	171,671
3,400		UCB SA	172,842
			7,774,382
		Pipelines: 0.1%
7,966		National Fuel Gas Co.	225,756
2,350		Questar Corp.	119,756
			345,512
		Real Estate: 0.1%
17,000	@@	Cheung Kong Holdings Ltd.	169,629
			169,629
		Real Estate Investment Trusts: 1.9%
16,625		Acadia Realty Trust	270,987
500	@	Alexander’s, Inc.	107,500
2,600		Alexandria Real Estate Equities, Inc.	193,492
3,051	@	Archstone-Smith Trust	116,853
2,150		Avalonbay Communities, Inc.	161,895
3,025		Boston Properties, Inc.	195,627
2,325		CBL & Associates Properties, Inc.	177,514
3,400	L	CenterPoint Properties Trust	162,826
7,950		Corporate Office Properties Trust Sbi MD	233,332
3,150		Developers Diversified Realty Corp.	139,766
4,300		Equity Office Properties Trust	125,216
4,575	L	Equity Residential	165,524
1,225		Essex Property Trust, Inc.	102,655
5,225	@	FelCor Lodging Trust, Inc.	76,546
3,875		General Growth Properties, Inc.	140,120
2,552		Gramercy Capital Corp.	52,571
13,100	L	Host Marriott Corp.	226,629
2,075		iStar Financial, Inc.	93,915
2,825		Kimco Realty Corp.	163,822
5,150		LaSalle Hotel Properties	163,925
6,475	@	Meristar Hospitality Corp.	54,066
4,400		National Health Investors, Inc.	128,392
6,950	L	Nationwide Health Properties, Inc.	165,063
2,285		New Century Financial Corp.	146,034
4,575		Newcastle Investment Corp.	145,394
4,650		ProLogis	201,484
1,750		PS Business Parks, Inc.	78,925
3,425		Public Storage, Inc.	190,944
2,175		Rayonier, Inc.	106,379
4,950		Reckson Associates Realty Corp.	162,410

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Real Estate Investment Trusts (continued)
3,100	L	Regency Centers Corp.	$171,740
2,675		Simon Property Group, Inc.	172,992
2,925		SL Green Realty Corp.	177,109
4,825		United Dominion Realty Trust, Inc.	119,660
			5,091,307
		Retail: 5.1%
4,210		Abercrombie & Fitch Co.	197,660
3,830		American Eagle Outfitters, Inc.	180,393
4,650	@	Barnes & Noble, Inc.	150,056
4,340	@	BJ’s Wholesale Club, Inc.	126,424
2,070		Cato Corp.	59,657
2,410	@	CEC Entertainment, Inc.	96,328
6,165		Claire’s Stores, Inc.	131,006
20,850	L	Costco Wholesale Corp.	1,009,349
13,900	@@	Enterprise Inns PLC	211,518
3,800	@	GameStop Corp	85,158
51,250		Home Depot, Inc.	2,190,425
2,010	@	J. Jill Group, Inc.	29,929
16,500		J.C. Penney Co., Inc. Holding Co.	683,100
2,425	@	Jack in The Box, Inc.	89,410
3,700		Lawson, Inc.	136,703
25,000	@	Limited Brands, Inc.	575,500
10,300	@@	Marui Co. Ltd.	138,441
41,850		McDonald’s Corp.	1,341,711
6,320		Michaels Stores, Inc.	189,410
2,555	L	PETsMART, Inc.	90,779
495	@,L	PF Chang’s China Bistro, Inc.	27,893
1,120	@	Sonic Corp.	34,160
23,500		Staples, Inc.	792,185
16,950	@	Starbucks Corp.	1,057,002
4,005	@	Stein Mart, Inc.	68,325
10,500		Target Corp.	545,265
3,040	@	Too, Inc.	74,358
13,350	@	Toys R US, Inc.	273,275
3,960	@	Urban Outfitters, Inc.	175,824
50,650		Wal-Mart Stores, Inc.	2,675,333
2,030	@,L	Williams-Sonoma, Inc.	71,131
980	@	Zale Corp.	29,273
			13,536,981
		Savings and Loans: 0.1%
2,317	@	BankUnited Financial Corp.	74,028
2,695	@	Waypoint Financial Corp.	76,403
			150,431
		Semiconductors: 1.0%
3,980	@,L	Cree, Inc.	159,518
2,790	@	DSP Group, Inc.	62,301
76,400		Intel Corp.	1,786,996
3,615		Microchip Technology, Inc.	96,376
8,800	@@	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	74,712
20,950		Texas Instruments, Inc.	515,789
700	@	Varian Semiconductor Equipment Associates, Inc.	25,795
			2,721,487
		Software: 2.9%
2,800	@	Advent Software, Inc.	57,344
2,415	@	Ansys, Inc.	77,425
12,900		Autodesk, Inc.	489,554
720	@	Avid Technology, Inc.	$44,460
14,700	@	BMC Software, Inc.	273,419
695	@,L	Cerner Corp.	36,953
20,050	@	Compuware Corp.	129,724
1,435	@,L	CSG Systems Intl., Inc.	26,835
2,445	@	Digi Intl., Inc.	42,030
3,150	@	Dun & Bradstreet Corp.	187,898
3,480	@	eFunds Corp.	83,555
4,040	L	Fair Isaac Corp.	148,187
2,985	@	FileNet Corp.	76,894
790	L	Global Payments, Inc.	46,247
840	@,L	Hyperion Solutions Corp.	39,161
2,375	@	MapInfo Corp.	28,453
128,450		Microsoft Corp.	3,430,899
135,900	@	Oracle Corp.	1,864,547
12,500	@	Parametric Technology Corp.	73,625
2,920	@	Phoenix Technologies Ltd.	24,119
3,115	@	Progress Software Corp.	72,735
1,200	@@	SAP AG	212,482
4,660		SEI Investments Co.	195,394
6,880	@	Sybase, Inc.	137,256
6,990	@	Wind River Systems, Inc.	94,715
			7,893,911
		Telecommunications: 3.5%
9,305	@,L	Adaptec, Inc.	70,625
25,200		Alltel Corp.	1,480,752
780	@,L	Anixter Intl., Inc.	28,072
78,150	@	Cisco Systems, Inc.	1,508,295
850	@	Commonwealth Telephone Enterprises, Inc.	42,211
4,800	@	Commscope, Inc.	90,720
17,500	@,@@	Deutsche Telekom AG	395,475
7,700	@,@@	France Telecom SA	254,405
2,930		Harris Corp.	181,045
7,800	@@	Hellenic Telecommunications Organization SA	140,339
29,100		Motorola, Inc.	500,520
38	@@	Nippon Telegraph & Telephone Corp.	171,990
13,700	@@	Nokia Oyj	214,541
28,000	@	Oki Electric Industry Co Ltd	120,760
5,870	@	Polycom, Inc.	136,888
19,650		QUALCOMM, Inc.	833,160
5,700	@@	TDC A/S	241,508
90,100	@@	Telecom Italia S.p.A.	367,823
8,400	@@	Telekom Austria AG	159,258
3,900		Telekomunikasi Indonesia Tbk PT ADR	81,978
1,170		Telephone & Data Systems, Inc.	90,032
56,000		Verizon Communications, Inc.	2,268,561
			9,378,958
		Textiles: 0.1%
1,670		G&K Services, Inc.	72,511
1,170	@,L	Mohawk Industries, Inc.	106,763
			179,274
		Toys/Games/Hobbies: 0.0%
1,565	@	Department 56, Inc.	26,057
2,725	@,L	Jakks Pacific, Inc.	60,250
			86,307

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Transportation: 1.6%
1,500		C.H. Robinson Worldwide, Inc.	$83,280
3,095		CNF, Inc.	155,060
28	@@	East Japan Railway Co.	155,974
2,905	@,L	EGL, Inc.	86,830
1,850		Expeditors Intl. Washington, Inc.	103,378
11,500		FedEx Corp.	1,132,635
1,690	@	Forward Air Corp.	75,543
1,580		Heartland Express, Inc.	35,503
1,705	@	Landstar System, Inc.	125,556
19,000	@@	Mitsui O.S.K. Lines Ltd.	114,078
21,100		Norfolk Southern Corp.	763,609
1,775	@	Offshore Logistics, Inc.	57,634
2,200		Overseas Shipholding Group, Inc.	121,440
13,400		United Parcel Service, Inc.	1,145,164
1,000	@,L	Yellow Roadway Corp.	55,710
			4,211,394
		Water: 0.1%
9,900	@,@@	Severn Trent PLC	183,525
			183,525
		Total Common Stock (Cost $160,274,143)	189,960,128
PREFERRED STOCK: 0.1%
		Banks: 0.1%
29	@,#,XX	DG Funding Trust	311,116
		Total Preferred Stock (Cost $315,328)	311,116

Principal Amount			Value
CORPORATE BONDS/NOTES: 6.0%
		Auto Manufacturers: 0.2%
$57,000		Ford Motor Co., 6.625%, due 10/01/28	53,320
187,000	L	Ford Motor Co., 7.450%, due 07/16/31	188,617
195,000	L	General Motors Corp., 8.375%, due 07/15/33	202,595
			444,532
		Banks: 1.7%
80,000	@@	Australia & New Zealand Banking Group Ltd., 2.405%, due 10/29/49	69,881
120,000		Banco Bradesco SA/Cayman Islands, 8.750%, due 10/24/13	131,400
123,000	#,L	Banco Santander Chile/Pre-merger with Banco Santiago SA, 2.800%, due 12/09/09	123,299
207,000	@@	Banco Santander Santiago Chile SA, 7.375%, due 07/18/12	238,152
120,000	@@	Bank of Ireland, 2.770%, due 12/29/49	104,401
60,000	@@	Bank of Nova Scotia, 2.115%, due 08/31/85	50,147
$131,000		BankAmerica Capital II, 8.000%, due 12/15/26	$144,020
98,000	@@,#	Danske Bank A/S, 5.914%, due 12/29/49	103,955
140,000	@@	Den Norske Bank ASA, 2.115%, due 08/29/49	116,725
93,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	115,304
124,000	@@,#	HBOS Capital Funding LP, 6.071%, due 06/30/49	133,139
370,000	@@,C	HSBC Bank PLC, 2.839%, due 06/29/49	321,682
190,000	@@	Lloyds TSB Bank PLC, 2.090%, due 08/29/49	162,985
190,000	@@	Lloyds TSB Bank PLC, 2.938%, due 06/29/49	169,455
189,000	#	M&T Bank Corp., 3.850%, due 04/01/13	187,165
131,000		Mellon Capital I, 7.720%, due 12/01/26	142,267
140,000	@@	National Australia Bank Ltd., 2.361%, due 10/29/49	122,303
70,000		National Westminster Bank PLC, 1.375%, due 08/29/49	61,798
170,000	@@	National Westminster Bank PLC, 2.563%, due 11/29/49	145,107
160,000	@@,#	Rabobank Capital Funding II, 5.260%, due 12/29/49	163,088
291,000	@@,#	Rabobank Capital Funding Trust, 5.254%, due 12/29/49	290,048
190,000	@@	Royal Bank of Canada, 2.750%, due 06/29/85	162,441
50,000	@@	Royal Bank of Scotland Group PLC, 2.938%, due 12/29/49	44,162
50,000	@@,C	Societe Generale, 2.705%, due 11/29/49	43,047
440,000	@@,C	Standard Chartered PLC, 2.813%, due 11/29/49	350,798
250,000	@@,C	Standard Chartered PLC, 2.838%, due 12/29/49	201,250
135,000		U.S. Bankcorp, 8.090%, due 11/15/26	147,340
117,000		Wells Fargo Capital I, 7.960%, due 12/15/26	127,423
70,000	@@	Westpac Banking Corp., 2.338%, due 09/29/49	60,722
404,000	#	Westpac Capital Trust IV, 5.256%, due 12/29/49	400,958
			4,634,462
		Beverages: 0.2%
214,000	@@,#	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	250,380
64,000	@@	Coca-Cola HBC Finance BV, 5.125%, due 09/17/13	65,758
220,000	#	Miller Brewing Co., 4.250%, due 08/15/08	222,184
			538,322
		Chemicals: 0.0%
51,000		Dow Chemical Co., 5.750%, due 11/15/09	54,612

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
$48,000	@@,#	Chemicals (continued)	$50,907
		Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	105,519

60,882	@@,#	Diversified Financial Services: 1.2%
146,000	@@,#	Arcel Finance Ltd., 5.984%, due 02/01/09	62,936
248,000	@@,#	Arcel Finance Ltd., 7.048%, due 09/01/11	149,936
132,000		Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	246,760
140,000	#	Citigroup Capital II, 7.750%, due 12/01/36	143,674
177,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	153,088
60,000	@@	Farmers Exchange Capital, 7.200%, due 07/15/48	180,679
184,000		Financiere CSFB NV, 2.125%, due 03/29/49	50,040
60,000	L	Ford Motor Credit Co., 5.700%, due 01/15/10	185,876
287,000	#	Ford Motor Credit Co., 7.000%, due 10/01/13	63,712
28,000		HVB Funding Trust III, 9.000%, due 10/22/31	380,211
146,000		JPM Capital Trust I, 7.540%, due 01/15/27	30,183
384,000	#	JPM Capital Trust II, 7.950%, due 02/01/27	159,736
150,772	@@,#	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	382,307
247,404	@@,#	PF Export Receivables Master Trust, 3.748%, due 06/01/13	146,395
279,000	#	PF Export Receivables Master Trust, 6.436%, due 06/01/15	246,052
200,000	#	Preferred Term Securities XII, 2.960%, due 03/23/35	278,303
130,000	@@	Twin Reefs Pass-Through Trust, 3.370%, due 12/10/49	201,138
		UFJ Finance Aruba AEC, 8.750%, due 11/29/49	145,267
			3,206,293
216,000		Electric: 0.4%
311,000		Consumers Energy Co., 4.250%, due 04/15/08	218,281
103,000		Ohio Power Co., 6.375%, due 07/15/33	327,930
33,249	#	Pacific Gas & Electric Co., 2.720%, due 04/03/06	103,092
142,000	#	Power Contract Financing LLC, 5.200%, due 02/01/06	33,567
37,011		Power Contract Financing LLC, 6.256%, due 02/01/10	148,780
72,566	#	PPL Montana LLC, 8.903%, due 07/02/20	41,846
111,000	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	76,376
		TXU Energy Co. LLC, 2.838%, due 01/17/06	111,338
			1,061,210
		Food: 0.3%
$98,000		Kroger Co., 7.250%, due 06/01/09	$109,875
180,000		Safeway, Inc., 4.800%, due 07/16/07	184,372
114,000		SUPERVALU, Inc., 7.875%, due 08/01/09	130,858
246,000		Tyson Foods, Inc., 7.250%, due 10/01/06	260,919
			686,024
		Insurance: 0.3%
55,000	#	Farmers Insurance Exchange, 6.000%, due 08/01/14	55,878
62,000	#	Farmers Insurance Exchange, 8.625%, due 05/01/24	73,318
145,000	#	Monumental Global Funding II, 3.850%, due 03/03/08	145,485
264,000	#	North Front Pass-Through Trust, 5.810%, due 12/15/24	269,258
129,000		Prudential Financial, Inc., 4.104%, due 11/15/06	130,471
224,000	#	Zurich Capital Trust I, 8.376%, due 06/01/37	252,259
			926,669
		Media: 0.1%
199,000		Clear Channel Communications,Inc., 3.125%, due 02/01/07	196,114
126,000		COX Communications, Inc., 6.850%, due 01/15/18	134,464
			330,578
		Mining: 0.1%
122,000	@@,#	Corp Nacional del Cobre de Chile, 5.500%, due 10/15/13	127,276
120,000		WMC Finance USA, 5.125%, due 05/15/13	119,855
			247,131
		Multi-National: 0.1%
303,000	@@	Corp Andina de Fomento CAF, 6.875%, due 03/15/12	341,096
			341,096
		Oil and Gas: 0.5%
182,000	@@,#	Empresa Nacional de Petroleo, 4.875%, due 03/15/14	178,136
212,000	@@,#	Gazprom Intl. SA, 7.201%, due 02/01/20	224,720
132,000		Husky Energy, Inc., 6.150%, due 06/15/19	141,260
253,000	#	Pemex Project Funding Master Trust, 3.790%, due 06/15/10	260,210
50,000		Pemex Project Funding Master Trust, 7.375%, due 12/15/14	55,700
102,000	@@	Petroleos Mexicanos, 9.250%, due 03/30/18	126,735
185,000	#,L	Tengizchevroil Finance Co. SARL, 6.124%, due 11/15/14	186,388
100,000		Valero Energy Corp., 6.125%, due 04/15/07	105,444
111,000		Valero Energy Corp., 8.750%, due 06/15/30	149,027
			1,427,620

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			s	Value
		Packaging and Containers: 0.0%
$81,000	#	Sealed Air Corp., 5.375%, due 04/15/08		$84,223
				84,223
		Pipelines: 0.1%
166,000		Duke Capital LLC, 4.331%, due 11/16/06		168,158
				168,158
		Real Estate: 0.2%
199,000		EOP Operating LP, 7.750%, due 11/15/07		219,772
57,000		Liberty Property LP, 6.375%, due 08/15/12		61,906
12,000		Liberty Property LP, 6.950%, due 12/01/06		12,805
153,000		Liberty Property LP, 7.750%, due 04/15/09		171,987
				466,470
		Real Estate Investment Trusts: 0.2%
144,000		Simon Property Group LP, 4.875%, due 03/18/10		146,874
276,000		Simon Property Group LP, 6.375%, due 11/15/07		294,655
				441,529
		Retail: 0.1%
192,000	L	May Department Stores Co., 3.950%, due 07/15/07		192,439
				192,439
		Savings and Loans: 0.1%
125,000		Great Western Financial, 8.206%, due 02/01/27		136,602
				136,602
		Telecommunications: 0.2%
174,000		BellSouth Corp., 4.200%, due 09/15/09		174,639
92,000	+	Sprint Capital Corp., 4.780%, due 08/17/06		93,800
31,000	L	Sprint Capital Corp., 8.375%, due 03/15/12		37,815
115,000		Verizon Virginia, Inc., 4.625%, due 03/15/13		112,333
				418,587
		Transportation: 0.0%
100,000	@@,#	MISC Capital Ltd., 5.000%, due 07/01/09		103,266
7,000	@@,#	MISC Capital Ltd., 6.125%, due 07/01/14		7,558
				110,824
		Total Corporate Bonds/Notes (Cost $15,715,040)		15,968,288
U.S. GOVERNMENT AGENCY OBLIGATIONS: 10.3%
		Federal Home Loan Bank: 0.3%
705,000		3.250%, due 12/17/07		700,962
				700,962
		Federal Home Loan Mortgage Corporation: 2.2%
1,411,000		2.700%, due 03/16/07		$1,393,993
961,000		4.500%, due 10/15/12		976,298
435,220		4.500%, due 04/01/14		435,332
91,000	W	5.500%, due 01/15/19		93,986
240,000	L	5.875%, due 03/21/11		259,454
455,974		6.000%, due 01/15/29		476,312
219,535		6.000%, due 02/01/29		227,631
1,511,000		6.500%, due 01/15/34		1,585,606
320,846		7.000%, due 11/01/31		340,143
				5,788,755
		Federal National Mortgage Association: 7.6%
1,094,000	L	3.000%, due 08/15/07		1,083,827
615,000	L	3.500%, due 01/28/08		613,284
705,000	L	4.625%, due 10/15/13		712,840
1,286,000	W	5.000%, due 01/15/20		1,306,496
6,401,000	W	5.000%, due 01/15/34		6,350,994
690,000		5.250%, due 08/01/12		717,080
361,962		5.500%, due 02/01/18		374,488
250,000	W	5.500%, due 01/15/20		258,360
1,706,000	W	5.500%, due 01/01/33		1,732,122
6,032		6.000%, due 03/01/17		6,326
171,318		6.000%, due 10/01/18		179,667
557,127		6.000%, due 12/01/18		584,338
277,860		6.000%, due 04/25/31		291,286
3,174,000		6.000%, due 01/15/34		3,282,113
161,183		6.500%, due 02/01/28		169,427
355,499		6.500%, due 09/01/32		373,250
944,000	W	6.500%, due 01/15/35		990,020
581,000		6.500%, due 02/15/35		608,598
315,000		6.625%, due 11/15/10		356,423
185,838		7.000%, due 02/01/31		197,124
154,482		7.000%, due 06/01/31		163,863
120,492		7.500%, due 09/01/31		129,138
				20,481,064
		Government National Mortgage Association: 0.2%
66,660		6.500%, due 01/15/29		70,279
166,572		6.500%, due 01/15/32		175,553
10,040		7.000%, due 12/15/27		10,696
20,506		7.000%, due 01/15/28		21,836
15,936		7.000%, due 01/15/28		16,969
48,136		7.000%, due 02/15/28		51,257
17,136		7.000%, due 02/15/28		18,248
50,763		7.000%, due 02/15/28		54,054
132,633		7.500%, due 12/15/23		143,495
				562,387
		Total U.S. Government Agency Obligations (Cost $27,453,821)		27,533,168
U.S. TREASURY OBLIGATIONS: 5.2%
		U.S. Treasury Bonds: 3.7%
3,210,000	W,L	4.250%, due 11/15/14		3,219,405
3,781,000	L	5.375%, due 02/15/31		4,089,685
977,000	L	6.250%, due 08/15/23		1,144,121
539,000	L	10.375%, due 11/15/12		642,800
739,000	L	13.250%, due 05/15/14		1,027,095
				10,123,106

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		U.S. Treasury Notes: 1.3%
$325,000	L	1.125%, due 06/30/05	$322,918
1,119,000	L	3.000%, due 11/15/07	1,114,928
1,956,000	L	3.500%, due 12/15/09	1,947,138
			3,384,984
		U.S. Treasury STRIP: 0.2%
795,000		4.690%, due 05/15/16	471,988
			471,988
		Total U.S. Treasury Obligations (Cost $13,787,030)	13,980,078
ASSET-BACKED SECURITIES: 0.8%
		Automobile Asset-Backed Securities: 0.2%
185,000		Household Automotive Trust, 2.310%, due 04/17/08	183,780
180,000		Nissan Auto Receivables Owner Trust, 2.050%, due 03/16/09	175,624
270,000		USAA Auto Owner Trust, 2.040%, due 02/16/10	265,417
			624,821
		Credit Card Asset-Backed Securities: 0.5%
95,000		Bank One Issuance Trust, 4.540%, due 09/15/10	96,464
95,000		Capital One Master Trust, 4.900%, due 03/15/10	98,123
640,000		Chemical Master Credit Card Trust 1, 7.090%, due 02/15/09	674,563
325,000		Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	336,055
			1,205,205
		Other Asset-Backed Securities: 0.1%
41,000		Chase Funding Mortgage Loan Asset-Backed Certificates, 2.734%, due 09/25/24	40,695
24,000		Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	24,060
73,000		Popular ABS Mortgage Pass-Through Trust, 3.735%, due 12/25/34	72,757
73,000		Popular ABS Mortgage Pass-Through Trust, 4.000%, due 12/25/34	72,788
			210,300
		Total Asset-Backed Securities (Cost $2,049,635)	2,040,326
COLLATERALIZED MORTGAGE OBLIGATIONS: 3.4%
		Commercial Mortgage-Backed Securities: 1.4%
7,000		Bear Stearns Commercial Mortgage Securities, 4.030%, due 02/13/46	6,949
9,000		Capco America Securitization Corp., 6.460%, due 10/15/30	9,792
200,000		COMM, 3.600%, due 03/10/39	197,102
$795,000		CS First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	$794,697
68,000		CS First Boston Mortgage Securities Corp., 7.560%, due 04/14/62	78,632
380,000		DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	409,339
220,000	C	DLJ Commercial Mortgage Corp., 6.460%, due 03/10/32	238,774
905,000		DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	1,018,399
231,648		GE Capital Commercial Mortgage Corp, 3.752%, due 07/10/39	231,270
14,000		GE Capital Commercial Mortgage Corp., 3.915%, due 11/10/38	13,852
10,000		GE Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	10,214
199,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	199,201
6,000		LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	6,118
244,000		LB-UBS Commercial Mortgage Trust, 6.226%, due 03/15/26	264,437
232,000		LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	265,225
			3,744,001
		Whole Loan Collateralized Mortgage Obligations: 1.9%
267,705		Bank of America Mortgage Securities, 5.000%, due 12/25/18	270,215
170,183		Bank of America Mortgage Securities, 5.250%, due 11/25/19	173,365
253,465		Countrywide Alternative Loan Trust, 5.000%, due 10/25/18	255,841
272,579		Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18	275,135
571,000		CS First Boston Mortgage Securities Corp., 4.140%, due 10/25/33	571,385
469,000		GMAC Mortgage Corp. Loan Trust, 5.500%, due 01/25/34	480,057
60,965		GSR Mortgage Loan Trust, 6.500%, due 01/25/34	63,536
569,800		JP Morgan Mortgage Trust, 6.500%, due 11/25/34	595,544
408,000		MASTR Alternative Loans Trust, 5.500%, due 01/25/20	418,710
1,148,924		MASTR Asset Securitization Trust, 5.500%, due 06/25/33	1,158,978
337,149		Prime Mortgage Trust, 5.250%, due 11/25/19	344,189
545,445		Washington Mutual, 5.000%, due 06/25/18	550,899
			5,157,854

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
$125,740		Whole Loan Collateralized Support CMO: 0.1%
		Bank of America Mortgage Securities, 5.500%, due 11/25/33	$126,147
			126,147
		Total Collateralized Mortgage Obligations (Cost $9,031,193)	9,028,002
MUNICIPAL BONDS: 0.1%
		Municipal: 0.1%
70,000		City of New York, 5.000%, due 11/01/08	75,675
70,000		City of New York, 5.000%, due 11/01/11	77,258
70,000		City of New York, 5.000%, due 11/01/15	76,829
68,000		Sales Tax Asset Receivables Corp., 4.060%, due 10/15/10	67,041
60,000		Sales Tax Asset Receivables Corp., 4.660%, due 10/15/14	59,347
		Total Municipal Bonds (Cost $357,924)	356,150
		Total Long-Term Investments (Cost $228,984,114)	259,177,256
SHORT-TERM INVESTMENTS: 20.5%
		Certificates of Deposit: 1.9%
2,600,000		Wells Fargo Bank, 2.350%, due 01/27/05	2,600,000
2,600,000		Wells Fargo Bank, 2.420%, due 01/07/05	2,600,000
			5,200,000
		Total Certificates of Deposit (Cost $5,200,000)	5,200,000
		Commercial Paper: 5.9%
900,000	S	Ciesco L.P., 2.200%, due 01/05/05	899,725
2,300,000	S	Concord Minutemen Capital, 2.390%, due 01/13/05	2,298,015
2,300,000	S	Concord Minutemen Capital, 2.350%, due 01/09/06	2,300,000
2,600,000	S	Houshold Financial Corp., 2.200%, due 01/11/05	2,598,252
2,600,000	S	Preferred Receivable Funding Corp., 2.340%, due 01/26/05	2,595,606
5,200,000	S	Tulip Funding Corp., 2.370%, due 01/04/05	5,198,631
			15,890,229
		Total Commercial Paper (Cost $15,891,107)	15,890,229

Principal Amount				Value
		Repurchase Agreement: 2.2%
$5,906,000	S	Goldman Sachs Repurchase Agreement dated 12/31/04, 2.230%, due 01/03/05, $5,907,098 to be received upon repurchase (Collateralized by $5,899,000 Federal Home Loan Mortgage Corporation, 5.200%, Market Value plus accrued interest $6,024,550, due 02/04/19)		$5,906,000
		Total Repurchase Agreement (Cost $5,906,000)		5,906,000
		Securities Lending Collateralcc: 10.5%
28,110,000		The Bank of New York Institutional Cash Reserve Fund
		Total Securities Lending Collateral (Cost $28,110,000)		28,110,000
		Total Short-Term Investments (Cost $55,107,107)		28,110,000
		Total Investments In Securities (Cost $284,091,221)*		55,106,229
		Other Assets and Liabilities-Net	117.1%	$314,283,485
		Net Assets	(17.1)	(45,991,690)
			100.0%	$268,291,795

@            Non-income producing security

@@        Foreign issuer

ADR       American Depositary Receipt

GDR        Global Depositary Receipt

STRIP     Separate Trading of Registered Interest and Principal of Securities

+              Step-up basis bonds. Interest rates shown reflect current and future coupon rates.

#                                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C             Bond may be called prior to maturity date.

cc            Securities purchased with cash collateral for securities loaned.

W            When-issued or delayed delivery security.

S              Segregated securities for futures, when-issued or delayed delivery securities held at December 31, 2004.

L              Loaned security, a portion or all of the security is on loan at December 31, 2004.

XX                              Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund’s valuation procedures.

*              Cost for federal income tax purposes is $286,735,993. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$29,044,942
Gross Unrealized Depreciation	(1,497,450)
Net Unrealized Appreciation	$27,547,492

Information concerning open futures contracts at December 31, 2004 is shown below:

	No. of	Notional	Expiration	Unrealized
Short Contracts	Contracts	Market Value	Date	Loss
U.S. 5 Year Treasury Note	6	$(657,188)	03/31/2005	$(593)

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO	AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 88.2%
		Advertising: 0.1%
2,350	@	ADVO, Inc.	$83,778
3,940		Catalina Marketing Corp.	116,742
			200,520
		Aerospace/Defense: 2.5%
2,170	@	Alliant Techsystems, Inc.	141,875
2,170	@,L	Armor Holdings, Inc.	102,033
69,900	@,@@	BAE Systems PLC	308,797
32,500		Boeing Co.	1,682,524
1,950	@	DRS Technologies, Inc.	83,285
10,550		General Dynamics Corp.	1,103,530
21,850		Lockheed Martin Corp.	1,213,768
1,947	@	Moog, Inc.	88,296
26,900		Raytheon Co.	1,044,527
2,630	@	Teledyne Technologies, Inc.	77,401
7,150		United Technologies Corp.	738,953
			6,584,989
		Agriculture: 1.0%
29,350		Altria Group, Inc.	1,793,285
21,000	@@	Swedish Match AB	242,921
12,603		UST, Inc.	606,330
			2,642,536
		Airlines: 0.1%
2,330	@	Alaska Air Group, Inc.	78,032
53,300	@,@@	British Airways PLC	240,183
			318,215
		Apparel: 1.1%
12,850	@	Coach, Inc.	724,740
2,765		K-Swiss, Inc.	80,517
2,200		Kellwood Co.	75,900
13,450		Nike, Inc.	1,219,780
14,000	@@	Onward Kashiyama Co.,Ltd.	203,636
2,720		Phillips-Van Heusen Corp.	73,440
1,215	@	Quiksilver, Inc.	36,195
7,050		VF Corp.	390,429
2,860		Wolverine World Wide, Inc.	89,861
			2,894,498
		Auto Manufacturers: 1.0%
83,500	L	Ford Motor Co.	1,222,441
87,000	@,@@	Isuzu Motors Ltd.	257,220
750		Oshkosh Truck Corp.	51,285
11,200		PACCAR, Inc.	901,376
3,900	@@	Peugeot SA	247,412
			2,679,734
		Auto Parts and Equipment: 0.0%
3,090		Modine Manufacturing Co.	104,349
			104,349
		Banks: 7.2%
6,090	@@	Alpha Bank AE	212,433
5,882		Associated Banc-Corp.	195,341
1,900	@@	Banco Itau Holding Financeira SA ADR	142,823
4,700	@@	Banco Popular Espanol SA	309,464
33,100	@@	Banco Santander Central Hispano SA	410,450
57,550		Bank of America Corp.	2,704,275
2,995		Bank of Hawaii Corp.	$151,966
18,600	@@	Bank of Ireland	307,683
3,015		Banknorth Group, Inc.	110,349
7,170		Colonial Bancgroup, Inc.	152,219
12,150		Comerica, Inc.	741,393
1,360		Commerce Bancorp, Inc.	87,584
11,600	@@	Credit Agricole SA	350,157
24,000	@@	DBS Group Holdings Ltd.	236,596
16,600	@@	Depfa Bank PLC	279,615
1,080		East-West Bancorp, Inc.	45,317
2,130	@@	First Bancorp Puerto Rico	135,276
11,000	@@	Fortis	303,907
4,610		Fremont General Corp.	116,080
6,960		Hibernia Corp.	205,390
52,300	@@	HSBC Holdings PLC	881,146
960		Hudson United BanCorp	37,805
25,950		KeyCorp.	879,705
3,300	@,@@,L	Kookmin Bank ADR	128,964
46,000	@@	Mitsui Trust Holdings, Inc.	462,753
106	@@	Mizuho Financial Group, Inc.	537,232
33,723		National City Corp.	1,266,299
36,000	@@	Nordea AB	362,910
1,960		PrivateBancorp, Inc.	63,171
5,181		Republic Bancorp, Inc.	79,166
21,125	@,@@	Royal Bank of Scotland Group PLC	709,478
3,825		South Financial Group, Inc.	124,427
8,700	@@	St. George Bank Ltd.	172,340
4,525		Sterling Bancshares, Inc.	64,572
42,000	@@	Sumitomo Trust & Banking Co. Ltd.	304,486
25,950		U.S. Bancorp	812,754
7,020	@@	UBS AG	588,462
955		UCBH Holdings, Inc.	43,758
61,700	@@	UniCredito Italiano S.p.A.	354,894
47,400		Wachovia Corp.	2,493,240
24,650		Wells Fargo & Co.	1,531,998
880		Whitney Holding Corp.	39,591
			19,137,469
2,150	L	Beverages: 1.1%
34,800		Adolph Coors Co.	162,691
24,700		Coca-Cola Co.	1,448,724
		PepsiCo, Inc.	1,289,340
			2,900,755
18,050	@	Biotechnology: 0.5%
3,060	@	Amgen, Inc.	1,157,908
3,430	@	Arqule, Inc.	17,717
		Charles River Laboratories Intl., Inc.	157,814
			1,333,439
40,400	@@	Building Materials: 0.1%
540		Boral Ltd.	218,390
1,010		Florida Rock Industries, Inc.	32,146
1,530		Simpson Manufacturing Co., Inc.	35,249
		Texas Industries, Inc.	95,441
			381,226
3,730		Chemicals: 1.5%
13,900		Cabot Corp.	144,276
		Dow Chemical Co.	688,189

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Chemicals (continued)
3,400	@@	DSM NV	$219,876
14,100		E.I. du Pont EI de Nemours & Co.	691,605
2,605	@	FMC Corp.	125,822
2,080		Georgia Gulf Corp.	103,584
4,260		Lyondell Chemical Co.	123,199
112,000	@@	Mitsubishi Chemical Corp.	340,806
2,375	@	OM Group, Inc.	76,998
3,860	@	Omnova Solutions, Inc.	21,693
7,890	@	PolyOne Corp.	71,483
12,000		PPG Industries, Inc.	817,920
3,400	#	Reliance Industries Ltd. GDR	87,584
10,100		Sherwin-Williams Co.	450,763
			3,963,798
		Coal: 0.1%
1,605		Massey Energy Co.	56,095
1,155		Peabody Energy Corp.	93,451
			149,546
		Commercial Services: 1.2%
6,250		Adesa, Inc.	132,625
2,940	@	Administaff, Inc.	37,073
4,080	@	Alliance Data Systems Corp.	193,718
1,080		Chemed Corp.	72,479
1,325	@	Consolidated Graphics, Inc.	60,818
12,000	@@	Dai Nippon Printing Co.,Ltd.	193,193
8,600		Equifax, Inc.	241,660
12,400	L	H&R Block, Inc.	607,600
2,765	@	ITT Educational Services, Inc.	131,476
3,510	@	Korn/Ferry Intl.	72,833
4,105	@,L	Labor Ready, Inc.	69,457
1,595		Manpower, Inc.	77,039
22,100		McKesson Corp.	695,265
1,220	@	Pharmaceutical Product Development, Inc.	50,374
83,200	@@	Rentokil Initial PLC	235,357
3,835		Rollins, Inc.	100,937
5,180	@,L	Sotheby’s Holdings	94,069
1,040	@,L	Vertrue, Inc.	39,281
			3,105,254
		Computers: 4.2%
3,320	L	Agilysys, Inc.	56,905
19,250	@	Apple Computer, Inc.	1,239,700
6,138	@	BISYS Group, Inc.	100,970
1,700	@	CACI Intl., Inc.	115,821
1,635	@	Catapult Communications Corp.	39,502
2,325	@	Cognizant Technology Solutions Corp.	98,417
69,900	@	Dell, Inc.	2,945,586
1,240		Diebold, Inc.	69,105
1,495	@	DST Systems, Inc.	77,919
665		FactSet Research Systems, Inc.	38,863
42,250		Hewlett-Packard Co.	885,983
40,400		International Business Machines Corp.	3,982,631
6,270		Jack Henry Associates, Inc.	124,836
655	@	Kronos, Inc.	33,490
1,255	@	Micros Systems, Inc.	97,965
100	@	SanDisk Corp.	2,497
5,615	@	Storage Technology Corp.	177,490
200,200	@	Sun Microsystems, Inc.	1,077,076
			11,164,756
		Cosmetics/Personal Care: 2.0%
38,050		Gillette Co.	$1,703,879
63,900		Procter & Gamble Co.	3,519,612
			5,223,491
		Distribution/Wholesale: 0.5%
1,470		CDW Corp.	97,535
12,500		Genuine Parts Co.	550,750
1,380		Hughes Supply, Inc.	44,643
1,140		SCP Pool Corp.	36,366
3,270	@	Tech Data Corp.	148,458
700	@	United Stationers, Inc.	32,340
6,900		W.W. Grainger, Inc.	459,678
			1,369,770
		Diversified Financial Services: 5.0%
39,650		American Express Co.	2,235,070
8,300	@	AmeriCredit Corp.	202,935
7,000		Bear Stearns Cos., Inc.	716,170
13,400		Capital One Financial Corp.	1,128,414
15,350		CIT Group, Inc.	703,337
73,750		Citigroup, Inc.	3,553,274
13,500		Fannie Mae	961,335
1,792		Legg Mason, Inc.	131,282
14,050		Lehman Brothers Holdings, Inc.	1,229,094
13,400		Merrill Lynch & Co., Inc.	800,918
16,050		Morgan Stanley	891,096
20,050	@	Providian Financial Corp.	330,224
3,480	@@	Takefuji Corp.	235,346
			13,118,495
		Diversified Operations: 0.0%
500	@@,#	Reliance Industries Ltd. GDR	12,880
			12,880
		Electric: 2.8%
44,850	@	AES Corp.	613,100
11,500	@@	Chubu Electric Power Co., Inc.	276,081
11,650		Constellation Energy Group, Inc.	509,222
47,050	L	Duke Energy Corp.	1,191,776
5,500	@@	E.ON AG	500,832
22,900		Edison Intl.	733,487
42,900	@,@@	Enel S.p.A.	421,714
9,100	L	Exelon Corp.	401,037
10,900		Kyushu Electric Power Co., Inc.	220,191
5,260		Pepco Holdings, Inc.	112,143
13,943		PPL Corp.	742,883
5,800	@@	RWE AG	320,270
3,155	L	Scana Corp.	124,307
9,200	L	Southern Co.	308,384
14,600		TXU Corp.	942,576
3,370		Wisconsin Energy Corp.	113,603
			7,531,606
		Electrical Components and Equipment: 0.4%
4,160		AMETEK, Inc.	148,387
3,838	@	Energizer Holdings, Inc.	190,710
2,450	@	Rayovac Corp.	74,872
600	@@	Samsung Electronics Co. Ltd. GDR	131,662
24,000	@@	Sumitomo Electric Industries Ltd.	262,596
71,000	@@	Toshiba Corp.	305,734
			1,113,961

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Electronics: 0.6%
1,520		BEI Technologies, Inc.	$46,938
1,200		Bel Fuse, Inc.	40,548
890	@,L	Benchmark Electronics, Inc.	30,349
1,590		Brady Corp.	99,486
450	@	Dionex Corp.	25,502
720	@	FLIR Systems, Inc.	45,929
1,713		Keithley Instruments, Inc.	33,746
14,000	@@	Koninklijke Philips Electronics NV	371,013
3,260	@	Paxar Corp.	72,274
11,200		PerkinElmer, Inc.	251,888
11,050	@	Thermo Electron Corp.	333,599
3,900	@	Thomas & Betts Corp.	119,925
1,090	@	Trimble Navigation Ltd.	36,014
2,760	@	Varian, Inc.	113,188
			1,620,399
		Engineering and Construction: 0.0%
1,440	@	Emcor Group, Inc.	65,059
			65,059
		Entertainment: 0.1%
1,960	@	Argosy Gaming Co.	91,532
3,050		International Speedway Corp.	161,040
			252,572
		Environmental Control: 0.1%
2,660		Republic Services, Inc.	89,217
1,025	@	Waste Connections, Inc.	35,106
			124,323
		Food: 1.2%
1,940		Corn Products Intl., Inc.	103,906
880		Flowers Foods, Inc.	27,790
32,100	@,@@	Koninklijke Ahold NV	248,745
2,886		Lance, Inc.	54,921
37,000		Meiji Dairies Corp	220,256
4,900	@@	Metro AG	270,099
1,260		Nash Finch Co.	47,578
4,205		Ruddick Corp.	91,206
1,635	L	Sanderson Farms, Inc.	70,763
10,400		SUPERVALU, Inc.	359,008
6,065		Tyson Foods, Inc.	111,596
39,700	@,@@	Unilever PLC	389,473
1,060		Whole Foods Market, Inc.	101,071
13,901		Wm. Wrigley Jr. Co.	961,811
			3,058,223
		Forest Products and Paper: 0.7%
7,150		International Paper Co.	300,300
14,750		MeadWestvaco Corp.	499,878
2,210		Potlatch Corp.	111,782
4,311		Wausau-Mosinee Paper Corp.	76,994
14,200		Weyerhaeuser Co.	954,524
			1,943,478
		Gas: 0.4%
2,070		Atmos Energy Corp.	56,615
2,605		Energen Corp.	153,565
16,200		Sempra Energy	594,215
3,670		UGI Corp.	150,140
5,934		WGL Holdings, Inc.	183,005
			1,137,540
		Hand/Machine Tools: 0.2%
5,500		Black & Decker Corp.	$485,815
			485,815
		Healthcare-Products: 3.0%
15,750		Becton Dickinson & Co.	894,600
705		Cooper Cos., Inc.	49,766
5,940	@	Cytyc Corp.	163,766
1,380		Dentsply Intl., Inc.	77,556
4,000	@@	Fresenius Medical Care AG	322,123
2,110	@	Haemonetics Corp.	76,403
730	@	Idexx Laboratories, Inc.	39,851
3,600	@	Immucor, Inc.	84,636
69,100		Johnson & Johnson	4,382,321
16,900		Medtronic, Inc.	839,423
2,430	@	Patterson Cos., Inc.	105,438
725	@,L	ResMed, Inc.	37,048
2,015	@	Respironics, Inc.	109,535
19,900	@,@@	Smith & Nephew PLC	203,621
2,713	@	Sola Intl., Inc.	74,716
2,630	@	Sybron Dental Specialties, Inc.	93,049
5,570	@	Varian Medical Systems, Inc.	240,847
1,313		Vital Signs, Inc.	51,102
			7,845,801
		Healthcare-Services: 2.3%
8,300		Aetna, Inc.	1,035,424
1,550	@,L	Amedisys, Inc.	50,205
1,490	@	AMERIGROUP Corp.	112,733
3,010	@	Centene Corp.	85,334
3,590	@	Covance, Inc.	139,113
4,020	@	Coventry Health Care, Inc.	213,382
11,800	@	Humana, Inc.	350,342
4,730	@	Lincare Holdings, Inc.	201,735
3,950	@	PacifiCare Health Systems, Inc.	223,254
1,750	@	RehabCare Group, Inc.	48,983
1,715	@	Sierra Health Services, Inc.	94,514
23,100		UnitedHealth Group, Inc.	2,033,492
12,550	@	WellPoint Inc	1,443,249
			6,031,760
		Holding Companies-Diversified: 0.1%
79,000	@@	Citic Pacific Ltd.	225,017
			225,017
		Home Builders: 0.2%
1,020	L	DR Horton, Inc.	41,116
2,680		Lennar Corp.	151,902
270	@,L	NVR, Inc.	207,739
			400,757
		Home Furnishings: 0.5%
9,100	@@	Electrolux AB	208,484
790		Ethan Allen Interiors, Inc.	31,616
2,797		Fedders Corp.	10,125
2,375		Harman Intl. Industries, Inc.	301,625
27,000	@@	Matsushita Electric Industrial Co.,Ltd.	432,626
17,800	@@	Yamaha Corp.	272,750
			1,257,226
		Household Products/Wares: 0.4%
4,540		American Greetings Corp.	115,089
1,113		Blyth, Inc.	32,900

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Household Products/Wares (continued)
4,140		Church & Dwight, Inc.	$139,187
11,150		Clorox Co.	657,070
1,530	@	Fossil, Inc.	39,229
			983,475
		Housewares: 0.0%
1,405		Toro Co.	114,297
			114,297
		Insurance: 5.5%
22,900	@@	AEGON NV	311,709
4,525		American Financial Group, Inc.	141,678
37,100		American Intl. Group, Inc.	2,436,356
2,760	L	AmerUs Group Co.	125,028
12,400		Chubb Corp.	953,560
9,550		CIGNA Corp.	778,994
2,100		Delphi Financial Group, Inc.	96,915
2,455	@@	Everest Re Group Ltd.	219,870
3,010		Fidelity National Financial, Inc.	137,467
4,690		First American Corp.	164,807
16,850		Hartford Financial Services Group, Inc.	1,167,874
1,450	L	LandAmerica Financial Group, Inc.	78,199
166,600	@@	Legal & General Group PLC	351,029
12,050		Lincoln National Corp.	562,494
13,304		Loews Corp.	935,271
33,500		MetLife, Inc.	1,357,084
7,000		MGIC Investment Corp.	482,370
28,000	@@	Mitsui Sumitomo Insurance Co. Ltd.	244,145
4,920	@	Ohio Casualty Corp.	114,193
1,445	@	Philadelphia Consolidated Holding Co.	95,572
2,150	@	ProAssurance Corp.	84,087
24,150		Prudential Financial, Inc.	1,327,283
26,600	@@	QBE Insurance Group Ltd.	320,920
4,040		Radian Group, Inc.	215,090
9,250		Safeco Corp.	483,220
2,010		Selective Insurance Group, Inc.	88,922
50,600	@@	Skandia Forsakrings AB	251,763
1,770	L	StanCorp Financial Group, Inc.	146,025
1,560		Stewart Information Services Corp.	64,974
2,890	@@	Swiss Reinsurance Co.	205,629
2,910		UICI	98,649
4,045		W.R. Berkley Corp.	190,803
1,570	L	Zenith National Insurance Corp.	78,249
1,760	@,@@	Zurich Financial Services AG	293,060
			14,603,289
		Internet: 1.2%
9,250	@	eBay, Inc.	1,075,589
6,820	@	McAfee, Inc.	197,303
5,025	@	RSA Security, Inc.	100,802
38,800	@,L	Symantec Corp.	999,488
4,000	@	Verity, Inc.	52,480
1,740	@	Websense, Inc.	88,253
18,600	@	Yahoo!, Inc.	700,848
			3,214,763
515		Iron/Steel: 0.3%
	@@	Carpenter Technology Corp.	$30,107
12,400	@@	JFE Holdings, Inc.	354,296
13,200		ThyssenKrupp AG	290,747
			675,150
		Leisure Time: 0.3%
2,170	L	Arctic Cat, Inc.	57,548
7,950	L	Carnival Corp.	458,160
3,120		Nautilus Group, Inc.	75,410
920		Polaris Industries, Inc.	62,578
			653,696
		Lodging: 0.6%
4,480	@	Boyd Gaming Corp.	186,592
5,480	@,L	Caesars Entertainment, Inc.	110,367
1,200		Mandalay Resort Group	84,516
15,150		Marriott Intl., Inc.	954,147
3,050		Starwood Hotels & Resorts Worldwide, Inc.	178,120
			1,513,742
	@	Machinery-Construction and Mining: 0.0%
2,085		Astec Industries, Inc.	35,883
			35,883
		Machinery-Diversified: 0.3%
2,550		Applied Industrial Technologies, Inc.	69,870
985		Cognex Corp.	27,482
3,100	@	Cummins, Inc.	259,748
2,100		Gerber Scientific, Inc.	15,981
4,060		Graco, Inc.	151,641
1,065	@	IDEX Corp.	43,133
3,477		Zebra Technologies Corp.	195,686
			763,541
	@,L	Media: 2.2%
30,950		Comcast Corp.	1,030,016
10,750	@@	McGraw-Hill Cos., Inc.	984,055
19,300		Mediaset S.p.A.	244,348
2,900	@	Meredith Corp.	157,180
2,000	@@	News Corp.	37,320
30,900		Reed Elsevier PLC	284,821
1,590	@	Thomas Nelson, Inc.	35,934
64,550		Time Warner, Inc.	1,254,852
24,250		Viacom, Inc.	882,458
28,750		Walt Disney Co.	799,250
170		Washington Post Co.	167,113
			5,877,347
		Metal Fabricate/Hardware: 0.1%
2,340		Kaydon Corp.	77,267
960		Lawson Products, Inc.	48,413
2,605		Mueller Industries, Inc.	83,881
1,140		Precision Castparts Corp.	74,875
1,930	@	Timken Co.	50,219
1,520		Wolverine Tube, Inc.	19,623
			354,278
	@@	Mining: 0.5%
11,500	@@	Anglo American PLC	271,354
24,500		BHP Billiton Ltd.	294,019

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Mining (continued)
6,700	L	Phelps Dodge Corp.	$662,764
2,265	@	RTI Intl. Metals, Inc.	46,523
			1,274,660
		Miscellaneous Manufacturing: 3.4%
10,800		3M Co.	886,356
775		AptarGroup, Inc.	40,905
18,800	L	Eastman Kodak Co.	606,300
150,300		General Electric Co.	5,485,950
2,530		Lancaster Colony Corp.	108,461
4,720	@	Pentair, Inc.	205,603
900		Roper Industries, Inc.	54,693
4,800	@@	Siemens AG	406,336
29,550	@@	Tyco Intl. Ltd.	1,056,117
			8,850,721
		Office/Business Equipment: 0.5%
1,960	@	Global Imaging Systems, Inc.	77,420
5,200		Seiko Epson Corp	231,850
59,500	@	Xerox Corp.	1,012,095
			1,321,365
		Oil and Gas: 7.0%
6,100		Amerada Hess Corp.	502,518
82,507	@@	BP PLC	802,832
21,050		Burlington Resources, Inc.	915,675
27,950		ChevronTexaco Corp.	1,467,654
2,370	@	Cimarex Energy Co.	89,823
21,350		ConocoPhillips	1,853,820
24,400		Devon Energy Corp.	949,648
121,650		Exxon Mobil Corp.	6,235,778
2,310		Frontier Oil Corp.	61,585
1,350		LUKOIL ADR	165,375
3,328		Murphy Oil Corp.	267,738
2,945	@	Newfield Exploration Co.	173,902
2,830	L	Noble Energy, Inc.	174,498
2,500	@@	Norsk Hydro ASA	196,601
18,700		Occidental Petroleum Corp.	1,091,331
1,515		Patina Oil & Gas Corp.	56,813
1,450	@	Petroleum Development Corp.	55,927
3,330		Pogo Producing Co.	161,472
2,205	@	Remington Oil & Gas Corp.	60,086
18,200	@@	Repsol YPF SA	473,421
101,500	@@	Shell Transport & Trading Co. PLC	868,433
770	@	Southwestern Energy Co.	39,031
1,740	@	Stone Energy Corp.	78,457
3,900	L	Sunoco, Inc.	318,669
2,180	@	Swift Energy Co.	63,089
3,000	@@	Total SA	657,038
16,050	L	Valero Energy Corp.	728,670
			18,509,884
		Oil and Gas Services: 0.2%
2,200	@	Cal Dive Intl., Inc.	89,650
1,620	@	Hydril Co.	73,726
4,960	@	Weatherford Intl. Ltd.	254,448
			417,824
		Packaging and Containers: 0.1%
7,150		Ball Corp.	314,457
1,710		Sonoco Products Co.	50,702
			365,159
		Pharmaceuticals: 3.8%
21,600		Abbott Laboratories	$1,007,640
4,580		Alpharma, Inc.	77,631
8,100		Amerisourcebergen Corp.	475,308
14,400		Cardinal Health, Inc.	837,360
28,150	@	Caremark Rx, Inc.	1,109,955
1,215		Medicis Pharmaceutical Corp.	42,659
32,550		Merck & Co., Inc.	1,046,157
1,610		Natures Sunshine Products, Inc.	32,780
1,335	@	NBTY, Inc.	32,053
2,420	@	Noven Pharmaceuticals, Inc.	41,285
108,150		Pfizer, Inc.	2,908,153
6,190	@@	Roche Holding AG	710,509
11,100	@@	Sankyo Co.,Ltd.	251,328
7,892	@@	Sanofi-Aventis	630,977
1,220	@,L	Sepracor, Inc.	72,431
6,100	@@	Takeda Pharmaceutical Co. Ltd.	307,998
6,000		UCB SA	305,016
			9,889,240
		Pipelines: 0.1%
8,082		National Fuel Gas Co.	229,044
2,370		Questar Corp.	120,775
			349,819
		Real Estate: 0.1%
30,000	@@	Cheung Kong Holdings Ltd.	299,346
			299,346
		Real Estate Investment Trusts: 1.9%
16,175		Acadia Realty Trust	263,652
500	@	Alexander’s, Inc.	107,500
2,525		Alexandria Real Estate Equities, Inc.	187,910
2,950	@	Archstone-Smith Trust	112,985
2,100		Avalonbay Communities, Inc.	158,130
2,950		Boston Properties, Inc.	190,776
2,260		CBL & Associates Properties, Inc.	172,551
3,250	L	CenterPoint Properties Trust	155,643
7,750		Corporate Office Properties Trust Sbi MD	227,462
3,050		Developers Diversified Realty Corp.	135,329
4,175		Equity Office Properties Trust	121,576
4,450	L	Equity Residential	161,001
1,100		Essex Property Trust, Inc.	92,180
5,075	@	FelCor Lodging Trust, Inc.	74,349
3,775		General Growth Properties, Inc.	136,504
2,467		Gramercy Capital Corp.	50,820
12,750		Host Marriott Corp.	220,574
2,000		iStar Financial, Inc.	90,520
2,750		Kimco Realty Corp.	159,473
5,000		LaSalle Hotel Properties	159,150
6,300	@	Meristar Hospitality Corp.	52,605
4,275		National Health Investors, Inc.	124,745
6,750		Nationwide Health Properties, Inc.	160,313
2,305		New Century Financial Corp.	147,313
4,475		Newcastle Investment Corp.	142,216
4,525		ProLogis	196,067
1,725		PS Business Parks, Inc.	77,798
3,350		Public Storage, Inc.	186,763
2,100		Rayonier, Inc.	102,711
4,725		Reckson Associates Realty Corp.	155,027

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Real Estate Investment Trusts (continued)
3,025	L	Regency Centers Corp.	$167,585
2,550		Simon Property Group, Inc.	164,909
2,800		SL Green Realty Corp.	169,540
4,700		United Dominion Realty Trust, Inc.	116,560
			4,942,237
		Retail: 6.2%
4,265		Abercrombie & Fitch Co.	200,242
3,875		American Eagle Outfitters, Inc.	182,513
4,705	@	Barnes & Noble, Inc.	151,830
4,380	@	BJ’s Wholesale Club, Inc.	127,589
2,190		Cato Corp.	63,116
2,390	@	CEC Entertainment, Inc.	95,528
6,245		Claire’s Stores, Inc.	132,706
24,350	L	Costco Wholesale Corp.	1,178,784
24,000	@@	Enterprise Inns PLC	365,211
3,840	@	GameStop Corp	86,054
62,100		Home Depot, Inc.	2,654,154
2,000	@	J. Jill Group, Inc.	29,780
20,650		J.C. Penney Co., Inc. Holding Co.	854,910
2,515	@	Jack in The Box, Inc.	92,728
6,600		Lawson, Inc.	243,848
31,000	@	Limited Brands, Inc.	713,620
18,200	@@	Marui Co. Ltd.	244,624
50,200		McDonald’s Corp.	1,609,412
6,400		Michaels Stores, Inc.	191,808
2,430		PETsMART, Inc.	86,338
550	@	PF Chang’s China Bistro, Inc.	30,993
1,260	@	Sonic Corp.	38,430
28,950		Staples, Inc.	975,905
20,500	@	Starbucks Corp.	1,278,380
4,005	@	Stein Mart, Inc.	68,325
12,250	@	Target Corp.	636,143
3,080	@	Too, Inc.	75,337
16,500	@	Toys R US, Inc.	337,755
4,000	@	Urban Outfitters, Inc.	177,600
60,100		Wal-Mart Stores, Inc.	3,174,481
2,070	@,L	Williams-Sonoma, Inc.	72,533
1,090	@,L	Zale Corp.	32,558
			16,203,235
		Savings and Loans: 0.1%
2,396	@	BankUnited Financial Corp.	76,552
2,750	@	Waypoint Financial Corp.	77,963
			154,515
		Semiconductors: 1.2%
4,020	@,L	Cree, Inc.	161,122
2,865	@	DSP Group, Inc.	63,975
92,000		Intel Corp.	2,151,880
3,640		Microchip Technology, Inc.	97,042
15,500	@@	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	131,595
23,600		Texas Instruments, Inc.	581,032
790	@	Varian Semiconductor Equipment Associates, Inc.	29,112
			3,215,758
		Software: 3.6%
2,835	@	Advent Software, Inc.	58,061
2,530	@	Ansys, Inc.	81,112
16,600		Autodesk, Inc.	629,970
725	@,L	Avid Technology, Inc.	$44,769
14,300	@	BMC Software, Inc.	265,980
780	@,L	Cerner Corp.	41,473
26,100	@	Compuware Corp.	168,867
1,452	@,L	CSG Systems Intl., Inc.	27,152
2,210	@	Digi Intl., Inc.	37,990
3,290	@	Dun & Bradstreet Corp.	196,249
3,500	@	eFunds Corp.	84,035
4,080		Fair Isaac Corp.	149,654
3,050	@	FileNet Corp.	78,568
810	L	Global Payments, Inc.	47,417
825	@,L	Hyperion Solutions Corp.	38,462
2,035	@	MapInfo Corp.	24,379
154,500		Microsoft Corp.	4,126,694
167,750	@	Oracle Corp.	2,301,530
15,400	@	Parametric Technology Corp.	90,706
2,780	@	Phoenix Technologies Ltd.	22,963
3,180	@	Progress Software Corp.	74,253
2,100	@@	SAP AG	371,843
4,870		SEI Investments Co.	204,199
6,940	@	Sybase, Inc.	138,453
7,090	@	Wind River Systems, Inc.	96,070
			9,400,849
		Telecommunications: 4.7%
9,690	@	Adaptec, Inc.	73,547
30,300		Alltel Corp.	1,780,428
780	@	Anixter Intl., Inc.	28,072
94,000	@	Cisco Systems, Inc.	1,814,200
865	@	Commonwealth Telephone Enterprises, Inc.	42,956
4,850	@	Commscope, Inc.	91,665
30,800	@,@@	Deutsche Telekom AG	696,036
13,600	@,@@	France Telecom SA	449,339
2,980		Harris Corp.	184,134
13,750	@@	Hellenic Telecommunications Organization SA	247,393
35,000		Motorola, Inc.	602,000
67	@@	Nippon Telegraph & Telephone Corp.	303,246
24,100	@@	Nokia Oyj	377,404
49,000	@	Oki Electric Industry Co Ltd	211,331
5,930	@	Polycom, Inc.	138,288
23,750		QUALCOMM, Inc.	1,007,000
10,000	@@	TDC A/S	423,699
158,800	@@	Telecom Italia S.p.A.	648,283
14,700	@@	Telekom Austria AG	278,701
6,800		Telekomunikasi Indonesia Tbk PT ADR	142,936
1,200		Telephone & Data Systems, Inc.	92,340
67,400		Verizon Communications, Inc.	2,730,373
			12,363,371
		Textiles: 0.1%
1,710		G&K Services, Inc.	74,248
1,140	@	Mohawk Industries, Inc.	104,025
			178,273
		Toys/Games/Hobbies: 0.0%
1,335	@	Department 56, Inc.	22,228
2,720	@,L	Jakks Pacific, Inc.	60,139
			82,367

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Transportation: 1.9%
1,500		C.H. Robinson Worldwide, Inc.	$83,280
3,125		CNF, Inc.	156,563
50	@@	East Japan Railway Co.	278,525
2,985	@,L	EGL, Inc.	89,222
1,870		Expeditors Intl. Washington, Inc.	104,496
13,400		FedEx Corp.	1,319,765
1,730	@	Forward Air Corp.	77,331
1,587		Heartland Express, Inc.	35,660
1,665	@	Landstar System, Inc.	122,611
33,000	@@	Mitsui O.S.K. Lines Ltd.	198,135
25,550		Norfolk Southern Corp.	924,654
1,800	@	Offshore Logistics, Inc.	58,446
2,255		Overseas Shipholding Group, Inc.	124,476
16,400		United Parcel Service, Inc.	1,401,543
1,025	@,L	Yellow Roadway Corp.	57,103
			5,031,810
		Water: 0.1%
17,400	@@	Severn Trent PLC	322,560
			322,560
		Total Common Stock (Cost $195,300,535)	232,341,711

PREFERRED STOCK: 0.0%

		Banks: 0.0%
9	@,#,XX	DG Funding Trust	96,553
		Total Preferred Stock (Cost $97,876)	96,553

Principal Amount			Value

CORPORATE BONDS/NOTES: 2.1%

		Auto Manufacturers: 0.1%
$21,000		Ford Motor Co., 6.625%, due 10/01/28	19,644
63,000	L	Ford Motor Co., 7.450%, due 07/16/31	63,545
66,000	L	General Motors Corp., 8.375%, due 07/15/33	68,571
			151,760
		Banks: 0.7%
30,000	@@	Australia & New Zealand Banking Group Ltd., 2.405%, due 10/29/49	26,205
40,000	@@	Banco Bradesco SA/Cayman Islands, 8.750%, due 10/24/13	43,800
42,000	@@,#	Banco Santander Chile/ Pre-merger with Banco Santiago SA, 2.800%, due 12/09/09	42,102
70,000	@@	Banco Santander Santiago Chile SA, 7.375%, due 07/18/12	80,535
40,000	@@	Bank of Ireland, 2.770%, due 12/29/49	34,800
20,000	@@	Bank of Nova Scotia, 2.115%, due 08/31/85	16,716
45,000		BankAmerica Capital II, 8.000%, due 12/15/26	49,473
$34,000	@@,#	Danske Bank A/S, 5.914%, due 12/29/49	$36,066
50,000	@@	Den Norske Bank ASA, 2.115%, due 08/29/49	41,688
32,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	39,674
42,000	@@,#	HBOS Capital Funding LP, 6.071%, due 06/30/49	45,095
130,000	@@,C	HSBC Bank PLC, 2.839%, due 06/29/49	113,023
70,000	@@	Lloyds TSB Bank PLC, 2.090%, due 08/29/49	60,047
60,000	@@	Lloyds TSB Bank PLC, 2.938%, due 06/29/49	53,512
66,000	#	M&T Bank Corp., 3.850%, due 04/01/13	65,359
45,000		Mellon Capital I, 7.720%, due 12/01/26	48,870
50,000	@@	National Australia Bank Ltd., 2.361%, due 10/29/49	43,680
60,000	@@	National Westminster Bank PLC, 2.563%, due 11/29/49	51,214
56,000	@@,#	Rabobank Capital Funding II, 5.260%, due 12/29/49	57,081
100,000	@@,#	Rabobank Capital Funding Trust, 5.254%, due 12/29/49	99,673
70,000	@@	Royal Bank of Canada, 2.750%, due 06/29/85	59,847
40,000	@@	Royal Bank of Scotland Group PLC, 2.938%, due 12/29/49	35,329
20,000	@@,C	Societe Generale, 2.705%, due 11/29/49	17,219
90,000	@@,C	Standard Chartered PLC, 2.813%, due 11/29/49	71,754
160,000	@@,C	Standard Chartered PLC, 2.838%, due 12/29/49	128,800
46,000		U.S. Bankcorp, 8.090%, due 11/15/26	50,205
40,000		Wells Fargo Capital I, 7.960%, due 12/15/26	43,564
30,000	@@	Westpac Banking Corp., 2.338%, due 09/29/49	26,024
138,000	#	Westpac Capital Trust IV, 5.256%, due 12/29/49	136,960
			1,618,315
		Beverages: 0.1%
75,000	@@,#	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	87,749
23,000	@@	Coca-Cola HBC Finance BV, 5.125%, due 09/17/13	23,632
75,000	#	Miller Brewing Co., 4.250%, due 08/15/08	75,745
			187,126
		Chemicals: 0.0%
20,000		Dow Chemical Co., 5.750%, due 11/15/09	21,417
17,000	@@,#	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	18,029
			39,446

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		Diversified Financial Services: 0.4%
$20,850	@@,#	Arcel Finance Ltd., 5.984%, due 02/01/09	$21,554
54,000	@@,#	Arcel Finance Ltd., 7.048%, due 09/01/11	55,456
90,000	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	89,550
45,000		Citigroup Capital II, 7.750%, due 12/01/36	48,980
47,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	51,394
61,000	#	Farmers Exchange Capital, 7.200%, due 07/15/48	62,268
20,000	@@	Financiere CSFB NV, 2.125%, due 03/29/49	16,680
63,000		Ford Motor Credit Co., 5.700%, due 01/15/10	63,642
20,000	L	Ford Motor Credit Co., 7.000%, due 10/01/13	21,237
98,000	#	HVB Funding Trust III, 9.000%, due 10/22/31	129,828
10,000		JPM Capital Trust I, 7.540%, due 01/15/27	10,780
50,000		JPM Capital Trust II, 7.950%, due 02/01/27	54,704
133,000	#	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	132,413
52,484	@@,#	PF Export Receivables Master Trust, 3.748%, due 06/01/13	50,960
85,575	@@,#	PF Export Receivables Master Trust, 6.436%, due 06/01/15	85,107
100,000	#	Preferred Term Securities XII, 2.960%, due 03/23/35	99,750
100,000	#	Twin Reefs Pass-Through Trust, 3.370%, due 12/10/49	100,569
45,000	@@	UFJ Finance Aruba AEC, 8.750%, due 11/29/49	50,285
			1,145,157
		Electric: 0.1%
73,000		Consumers Energy Co., 4.250%, due 04/15/08	73,771
106,000		Ohio Power Co., 6.375%, due 07/15/33	111,772
38,000		Pacific Gas & Electric Co., 2.720%, due 04/03/06	38,034
9,975	#	Power Contract Financing LLC, 5.200%, due 02/01/06	10,070
49,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	51,339
15,627		PPL Montana LLC, 8.903%, due 07/02/20	17,668
25,845	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	27,202
33,000	#,L	TXU Energy Co. LLC, 2.838%, due 01/17/06	33,100
			362,956
		Food: 0.1%
34,000		Kroger Co., 7.250%, due 06/01/09	38,120
63,000		Safeway, Inc., 4.800%, due 07/16/07	64,530
$39,000		SUPERVALU, Inc., 7.875%, due 08/01/09	$44,767
84,000		Tyson Foods, Inc., 7.250%, due 10/01/06	89,095
			236,512
		Insurance: 0.1%
19,000	#	Farmers Insurance Exchange, 6.000%, due 08/01/14	19,303
22,000	#	Farmers Insurance Exchange, 8.625%, due 05/01/24	26,016
50,000	#	Monumental Global Funding II, 3.850%, due 03/03/08	50,167
45,000		Prudential Financial, Inc., 4.104%, due 11/15/06	45,513
76,000	#	Zurich Capital Trust I, 8.376%, due 06/01/37	85,588
			226,587
		Media: 0.0%
67,000		Clear Channel Communications, Inc., 3.125%, due 02/01/07	66,029
42,000		COX Communications, Inc., 6.850%, due 01/15/18	44,821
			110,850
		Mining: 0.0%
41,000	@@,#	Corp Nacional del Cobre de Chile, 5.500%, due 10/15/13	42,773
40,000		WMC Finance USA, 5.125%, due 05/15/13	39,952
			82,725
		Multi-National: 0.0%
106,000	@@	Corp Andina de Fomento CAF, 6.875%, due 03/15/12	119,327
			119,327
		Oil and Gas: 0.2%
64,000	@@,#	Empresa Nacional de Petroleo, 4.875%, due 03/15/14	62,641
72,000	@@,#	Gazprom Intl. SA, 7.201%, due 02/01/20	76,320
45,000		Husky Energy, Inc., 6.150%, due 06/15/19	48,157
88,000	#,L	Pemex Project Funding Master Trust, 3.790%, due 06/15/10	90,508
17,000		Pemex Project Funding Master Trust, 7.375%, due 12/15/14	18,938
36,000	@@	Petroleos Mexicanos, 9.250%, due 03/30/18	44,730
60,000	#	Tengizchevroil Finance Co. SARL, 6.124%, due 11/15/14	60,450
36,000		Valero Energy Corp., 6.125%, due 04/15/07	37,960
37,000		Valero Energy Corp., 8.750%, due 06/15/30	49,676
			489,380
		Packaging and Containers: 0.0%
27,000	#	Sealed Air Corp., 5.375%, due 04/15/08	28,074
			28,074

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		Pipelines: 0.0%
$58,000		Duke Capital LLC, 4.331%, due 11/16/06	$58,754
			58,754
		Real Estate: 0.1%
69,000		EOP Operating LP, 7.750%, due 11/15/07	76,202
19,000		Liberty Property LP, 6.375%, due 08/15/12	20,635
5,000		Liberty Property LP, 6.950%, due 12/01/06	5,336
52,000		Liberty Property LP, 7.750%, due 04/15/09	58,453
			160,626
		Real Estate Investment Trusts: 0.1%
49,000		Simon Property Group LP, 4.875%, due 03/18/10	49,978
94,000		Simon Property Group LP, 6.375%, due 11/15/07	100,353
			150,331
		Retail: 0.0%
68,000		May Department Stores Co., 3.950%, due 07/15/07	68,156
			68,156
		Savings and Loans: 0.0%
43,000		Great Western Financial, 8.206%, due 02/01/27	46,991
			46,991
		Telecommunications: 0.1%
60,000		BellSouth Corp., 4.200%, due 09/15/09	60,220
33,000	+	Sprint Capital Corp., 4.780%, due 08/17/06	33,646
11,000	L	Sprint Capital Corp., 8.375%, due 03/15/12	13,418
39,000		Verizon Virginia, Inc., 4.625%, due 03/15/13	38,096
			145,380
		Transportation: 0.0%
38,000	@@,#	MISC Capital Ltd., 6.125%, due 07/01/14	41,029
			41,029
		Total Corporate Bonds/Notes (Cost $5,378,621)	5,469,482

U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.6%

		Federal Home Loan Bank: 0.1%
240,000		3.250%, due 12/17/07	238,625
			238,625
		Federal Home Loan Mortgage Corporation: 0.8%
486,000		2.700%, due 03/16/07	480,142
406,000		4.500%, due 10/15/12	412,463
67,416		4.500%, due 04/01/14	67,434
77,000	L	5.875%, due 03/21/11	83,242
$199,489		6.000%, due 01/15/29	$208,386
681,000		6.500%, due 01/15/34	714,625
			1,966,292
		Federal National Mortgage Association: 2.6%
375,000		3.000%, due 08/15/07	371,513
230,000	L	3.500%, due 01/28/08	229,358
251,000	L	4.625%, due 10/15/13	253,791
370,000	W	5.000%, due 01/15/20	375,897
2,141,000	W	5.000%, due 01/15/34	2,124,276
245,000		5.250%, due 08/01/12	254,616
153,138		5.500%, due 02/01/18	158,437
104,860	W	5.500%, due 01/15/20	108,366
603,000	W	5.500%, due 01/01/33	612,233
172,631		6.000%, due 10/01/08	179,829
200,340		6.000%, due 08/01/16	210,124
123,910		6.000%, due 04/25/31	129,898
825,000		6.000%, due 01/15/34	853,101
97,305		6.500%, due 04/01/27	102,339
210,000	W	6.500%, due 01/15/35	220,238
276,000		6.500%, due 02/15/35	289,110
110,000		6.625%, due 11/15/10	124,465
18,692		7.000%, due 12/01/27	19,861
279,274		7.000%, due 02/01/31	296,234
55,943		7.500%, due 09/01/31	59,957
			6,973,643
		Government National Mortgage Association: 0.1%
52,920		6.500%, due 01/15/29	55,793
43,725		6.500%, due 01/15/32	46,083
15,289		7.000%, due 04/15/26	16,307
12,868		7.000%, due 04/15/26	13,725
1,911		7.000%, due 01/15/28	2,035
56,652		7.000%, due 02/15/28	60,324
			194,267
		Total U.S. Government Agency Obligations (Cost $9,352,473)	9,372,827

U.S. TREASURY OBLIGATIONS: 1.7%

		U.S. Treasury Bonds: 1.1%
995,000	W,L,S	4.250%, due 11/15/14	997,915
1,254,000	L,S	5.375%, due 02/15/31	1,356,377
82,000	S	6.250%, due 08/15/23	96,027
186,000	L,S	10.375%, due 11/15/12	221,820
259,000	L,S	13.250%, due 05/15/14	359,970
			3,032,109
		U.S. Treasury Notes: 0.5%
150,000	S	1.125%, due 06/30/05	149,039
456,000	L,S	3.000%, due 11/15/07	454,104
683,000	L,S	3.500%, due 12/15/09	679,905
			1,283,048
		U.S. Treasury STRIP: 0.1%
279,000		4.690%, due 05/15/16	165,641
			165,641
		Total U.S. Treasury Obligations (Cost $4,440,034)	4,480,798

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
ASSET-BACKED SECURITIES: 0.3%

		Automobile Asset-Backed Securities: 0.0%
$120,000		USAA Auto Owner Trust, 2.040%, due 02/16/10	$117,963
			117,963
		Credit Card Asset-Backed Securities: 0.2%
45,000		Bank One Issuance Trust, 4.540%, due 09/15/10	45,694
42,000		Capital One Master Trust, 4.900%, due 03/15/10	43,381
130,000		Chemical Master Credit Card Trust 1, 7.090%, due 02/15/09	137,021
140,000		Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	144,761
			370,857
		Other Asset-Backed Securities: 0.1%
120,000		Chase Funding Mortgage Loan Asset-Backed Certificates, 2.734%, due 09/25/24	119,107
70,000		Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	70,175
6,000		Popular ABS Mortgage Pass-Through Trust, 3.735%, due 12/25/34	5,980
6,000		Popular ABS Mortgage Pass-Through Trust, 4.000%, due 12/25/34	5,983
			201,245
		Total Asset-Backed Securities (Cost $697,290)	690,065

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.2%

		Commercial Mortgage-Backed Securities: 0.5%
73,000		COMM, 3.600%, due 03/10/39	71,942
350,000		CS First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	349,867
30,000		CS First Boston Mortgage Securities Corp., 7.560%, due 04/14/62	34,691
166,000		DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	178,817
50,000	C	DLJ Commercial Mortgage Corp., 6.460%, due 03/10/32	54,267
400,000		DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	450,120
81,646		GE Capital Commercial Mortgage Corp, 3.752%, due 07/10/39	81,513
54,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	54,055
			1,275,272
		Whole Loan Collateralized Mortgage Obligations: 0.7%
$94,704		Bank of America Mortgage Securities, 5.000%, due 12/25/18	$95,591
58,984		Bank of America Mortgage Securities, 5.250%, due 11/25/19	60,087
89,666		Countrywide Alternative Loan Trust, 5.000%, due 10/25/18	90,507
95,967		Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18	96,867
251,000		CS First Boston Mortgage Securities Corp., 4.140%, due 10/25/33	251,168
206,000		GMAC Mortgage Corp. Loan Trust, 5.500%, due 01/25/34	210,857
194,183		JP Morgan Mortgage Trust, 6.500%, due 11/25/34	202,957
139,000		MASTR Alternative Loans Trust, 5.500%, due 01/25/20	142,649
392,992		MASTR Asset Securitization Trust, 5.500%, due 06/25/33	396,430
116,522		Prime Mortgage Trust, 5.250%, due 11/25/19	118,955
179,817		Washington Mutual, 5.000%, due 06/25/18	181,615
			1,847,683
		Whole Loan Collateralized Support CMO: 0.0%
50,467		Bank of America Mortgage Securities, 5.500%, due 11/25/33	50,631
			50,631
		Total Collateralized Mortgage Obligations (Cost $3,182,282)	3,173,586

MUNICIPAL BONDS: 0.0%

		Municipal: 0.0%
25,000		City of New York, 5.000%, due 11/01/08	27,027
25,000		City of New York, 5.000%, due 11/01/11	27,592
25,000		City of New York, 5.000%, due 11/01/15	27,439
23,000		New York Sales Tax Asset Receivables Corp., 4.060%, due 10/15/10	22,676
20,000		New York Sales Tax Asset Receivables Corp., 4.660%, due 10/15/14	19,782
		Total Municipal Bonds (Cost $125,116)	124,516
		Total Long-Term Investments (Cost $218,574,227)	255,749,538

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount				Value
SHORT-TERM INVESTMENTS: 11.9%

		Commercial Paper: 1.8%
$2,300,000		Concord Minutemen Capital, 2.350%, due 01/09/06		$2,300,000
2,300,000		Concord Minutemen Capital, 2.390%, due 01/13/05		2,298,015
		Total Commercial Paper (Cost $4,598,168)		4,598,015
		Repurchase Agreement: 3.5%
9,381,000	S	Goldman Sachs Repurchase Agreement dated 12/31/04, 2.230%, due 01/03/05, $9,382,743 to be received upon repurchase (Collateralized by $9,370,000 Federal Home Loan Mortgage Corporation, 5.200%, Market Value plus accrued interest $9,569,425, due 02/04/19)		9,381,000
		Total Repurchase Agreement (Cost $9,381,000)		9,381,000
		Securities Lending Collateralcc: 6.6%
17,535,000		The Bank of New York Institutional Cash Reserve Fund		17,535,000
		Total Securities Lending Collateral (Cost $17,535,000)		17,535,000
		Total Short-Term Investments (Cost $31,514,168)		31,514,015
		Total Investments In Securities (Cost $250,088,395)*	109.0%	$287,263,553
		Other Assets and Liabilities-Net	(9.0)	(23,769,092)
		Net Assets	100.0%	$263,494,461

@            Non-income producing security

@@                        Foreign issuer

ADR                     American Depositary Receipt

GDR                       Global Depositary Receipt

STRIP              Separate Trading of Registered Interest and Principal of Securities

+                                         Step-up basis bonds. Interest rates shown reflect current and future coupon rates.

#                                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C                                        Bond may be called prior to maturity date.

cc                                    Securities purchased with cash collateral for securities loaned.

W                                   When-issued or delayed delivery security.

S                                         Segregated securities for futures, when-issued or delayed delivery securities held at December 31, 2004.

L                                         Loaned security, a portion or all of the security is on loan at December 31, 2004.

XX                              Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund’s valuation procedures.

*                                         Cost for federal income tax purposes is $252,911,307. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$36,055,064
Gross Unrealized Depreciation	(1,702,818)
Net Unrealized Appreciation	$34,352,246

Information concerning open futures contracts at December 31, 2004 is shown below:

	No. of	Notional	Expiration	Unrealized
Short Contracts	Contracts	Market Value	Date	Gain (Loss)
U.S. 5 Year Treasury Note	3	$(328,594)	03/31/2005	$(460)
Long Contracts
U.S. Long Bond	4	450,000	03/31/2005	3,480

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
COMMON STOCK: 52.0%

		Advertising: 0.0%
800		ADVO, Inc.	$28,520
1,380		Catalina Marketing Corp.	40,889
			69,409
		Aerospace/Defense: 1.5%
780	@	Alliant Techsystems, Inc.	50,996
780	@,L	Armor Holdings, Inc.	36,676
15,700	@,@@	BAE Systems PLC	69,358
11,200		Boeing Co.	579,823
710	@,L	DRS Technologies, Inc.	30,324
3,550		General Dynamics Corp.	371,330
7,550		Lockheed Martin Corp.	419,402
703	@	Moog, Inc.	31,881
9,250		Raytheon Co.	359,178
930	@	Teledyne Technologies, Inc.	27,370
2,350		United Technologies Corp.	242,873
			2,219,211
		Agriculture: 0.6%
10,300		Altria Group, Inc.	629,330
4,700	@@	Swedish Match AB	54,368
4,388		UST, Inc.	211,107
			894,805
		Airlines: 0.1%
820	@	Alaska Air Group, Inc.	27,462
12,000	@,@@	British Airways PLC	54,075
			81,537

		Apparel: 0.6%
4,400	@	Coach, Inc.	248,160
975		K-Swiss, Inc.	28,392
760		Kellwood Co.	26,220
4,550		Nike, Inc.	412,639
3,000	@@	Onward Kashiyama Co., Ltd.	43,636
970		Phillips-Van Heusen Corp.	26,190
415	@	Quiksilver, Inc.	12,363
2,500		VF Corp.	138,450
980		Wolverine World Wide, Inc.	30,792
			966,842
		Auto Manufacturers: 0.6%
28,750	L	Ford Motor Co.	420,899
19,000	@,@@,L	Isuzu Motors Ltd.	56,175
270		Oshkosh Truck Corp.	18,463
4,100		PACCAR, Inc.	329,968
900	@@	Peugeot SA	57,095
			882,600
		Auto Parts and Equipment: 0.0%
1,080		Modine Manufacturing Co.	36,472
			36,472
		Banks: 4.0%
1,340	@@	Alpha Bank AE	46,742
2,097		Associated Banc-Corp.	69,641
400	@@,L	Banco Itau Holding Financeira SA ADR	30,068
1,100	@@	Banco Popular Espanol SA	72,428
7,400	@@	Banco Santander Central Hispano SA	91,762
20,250		Bank of America Corp.	951,547
1,050		Bank of Hawaii Corp.	$53,277
4,200	@@	Bank of Ireland	70,006
1,075		Banknorth Group, Inc.	39,345
2,500		Colonial Bancgroup, Inc.	53,075
4,200		Comerica, Inc.	256,284
490		Commerce Bancorp, Inc.	31,556
2,600	@@	Credit Agricole SA	78,484
6,000	@@	DBS Group Holdings Ltd.	59,149
3,700	@@	Depfa Bank PLC	62,324
380	L	East-West Bancorp, Inc.	15,945
755	@@	First Bancorp Puerto Rico	47,950
2,500	@@	Fortis	69,070
1,655		Fremont General Corp.	41,673
2,440		Hibernia Corp.	72,004
11,800	@@	HSBC Holdings PLC	198,805
330		Hudson United BanCorp	12,995
9,150		KeyCorp.	310,185
700	@,@@,L	Kookmin Bank ADR	27,356
10,000	@@	Mitsui Trust Holdings, Inc.	100,599
24	@@	Mizuho Financial Group, Inc.	121,637
11,830		National City Corp.	444,217
8,100	@@	Nordea AB	81,655
700		PrivateBancorp, Inc.	22,561
1,769		Republic Bancorp, Inc.	27,030
4,800	@,@@	Royal Bank of Scotland Group PLC	161,207
1,355		South Financial Group, Inc.	44,078
2,000	@@	St. George Bank Ltd.	39,618
1,566		Sterling Bancshares, Inc.	22,347
10,000	@@	Sumitomo Trust & Banking Co. Ltd.	72,497
9,750		U.S. Bancorp	305,370
1,580	@@	UBS AG	132,446
335		UCBH Holdings, Inc.	15,350
13,900	@@	UniCredito Italiano S.p.A.	79,952
16,650		Wachovia Corp.	875,789
8,500		Wells Fargo & Co.	528,275
300		Whitney Holding Corp.	13,497
			5,849,796
		Beverages: 0.7%
750		Adolph Coors Co.	56,753
12,250		Coca-Cola Co.	509,967
8,500		PepsiCo, Inc.	443,700
			1,010,420
		Biotechnology: 0.3%
6,450	@	Amgen, Inc.	413,768
1,090	@	Arqule, Inc.	6,311
1,215	@	Charles River Laboratories Intl., Inc.	55,902
			475,981
		Building Materials: 0.1%
9,100	@@	Boral Ltd.	49,192
340		Florida Rock Industries, Inc.	20,240
350		Simpson Manufacturing Co., Inc.	12,215
530		Texas Industries, Inc.	33,061
			114,708
		Chemicals: 0.8%
1,330		Cabot Corp.	51,444
4,800		Dow Chemical Co.	237,648
800	@@	DSM NV	51,735

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Chemicals (continued)
4,800		E.I. du Pont EI de Nemours & Co.	$235,440
905	@	FMC Corp.	43,712
740		Georgia Gulf Corp.	36,852
1,520		Lyondell Chemical Co.	43,958
25,000	@@	Mitsubishi Chemical Corp.	76,073
830	@	OM Group, Inc.	26,909
1,310	@	Omnova Solutions, Inc.	7,362
2,810	@	PolyOne Corp.	25,459
4,150		PPG Industries, Inc.	282,864
3,450		Sherwin-Williams Co.	153,974
			1,273,430
		Coal: 0.0%
545		Massey Energy Co.	19,048
405		Peabody Energy Corp.	32,768
			51,816
		Commercial Services: 0.7%
2,200		Adesa, Inc.	46,684
1,035	@	Administaff, Inc.	13,051
1,430	@	Alliance Data Systems Corp.	67,896
410		Chemed Corp.	27,515
460	@	Consolidated Graphics, Inc.	21,114
3,000	@@	Dai Nippon Printing Co., Ltd.	48,298
2,950		Equifax, Inc.	82,895
4,200	L	H&R Block, Inc.	205,800
1,005	@	ITT Educational Services, Inc.	47,788
1,225	@,L	Korn/Ferry Intl.	25,419
1,400	@,L	Labor Ready, Inc.	23,688
555		Manpower, Inc.	26,807
7,750		McKesson Corp.	243,816
415	@	Pharmaceutical Product Development, Inc.	17,135
18,700	@@	Rentokil Initial PLC	52,899
1,345		Rollins, Inc.	35,400
1,840	@,L	Sotheby’s Holdings	33,414
390	@,L	Vertrue, Inc.	14,730
			1,034,349
		Computers: 2.6%
1,130		Agilysys, Inc.	19,368
7,000	@	Apple Computer, Inc.	450,800
2,185	@,L	BISYS Group, Inc.	35,943
610	@	CACI Intl., Inc.	41,559
570	@	Catapult Communications Corp.	13,771
815	@	Cognizant Technology Solutions Corp.	34,499
24,550	@	Dell, Inc.	1,034,537
455		Diebold, Inc.	25,357
520	@	DST Systems, Inc.	27,102
225		FactSet Research Systems, Inc.	13,149
14,900		Hewlett-Packard Co.	312,453
14,200	L	International Business Machines Corp.	1,399,837
2,190		Jack Henry Associates, Inc.	43,603
230	@	Kronos, Inc.	11,760
435	@	Micros Systems, Inc.	33,956
980	@,L	SanDisk Corp.	24,471
1,955	@	Storage Technology Corp.	61,798
68,000	@	Sun Microsystems, Inc.	365,840
			3,949,803
		Cosmetics/Personal Care: 1.2%
13,250		Gillette Co.	$593,335
22,450		Procter & Gamble Co.	1,236,546
			1,829,881
		Distribution/Wholesale: 0.3%
520		CDW Corp.	34,502
4,300		Genuine Parts Co.	189,457
470		Hughes Supply, Inc.	15,205
392		SCP Pool Corp.	12,505
1,170	@	Tech Data Corp.	53,118
250	@	United Stationers, Inc.	11,550
2,050		W.W. Grainger, Inc.	136,571
			452,908
		Diversified Financial Services: 3.0%
13,950		American Express Co.	786,362
2,765	@	AmeriCredit Corp.	67,604
2,450		Bear Stearns Cos., Inc.	250,660
4,600		Capital One Financial Corp.	387,366
5,250		CIT Group, Inc.	240,555
25,950		Citigroup, Inc.	1,250,270
4,700		Fannie Mae	334,687
630	L	Legg Mason, Inc.	46,154
4,800		Lehman Brothers Holdings, Inc.	419,904
4,650		Merrill Lynch & Co., Inc.	277,931
5,500		Morgan Stanley	305,360
6,900	@	Providian Financial Corp.	113,643
780	@@	Takefuji Corp.	52,750
			4,533,246
		Diversified Operations: 0.0%
900	@@,#	Reliance Industries Ltd. GDR	23,184
			23,184
		Electric: 1.6%
13,800	@	AES Corp.	188,646
2,600	@@	Chubu Electric Power Co., Inc.	62,418
4,000		Constellation Energy Group, Inc.	174,840
16,200	L	Duke Energy Corp.	410,346
1,200	@@	E.ON AG	109,273
7,900		Edison Intl.	253,037
9,800	@,@@	Enel S.p.A.	96,336
3,250	L	Exelon Corp.	143,228
2,400		Kyushu Electric Power Co., Inc.	48,482
1,870		Pepco Holdings, Inc.	39,868
4,810		PPL Corp.	256,277
1,300	@@	RWE AG	71,785
1,130	L	Scana Corp.	44,522
3,150	L	Southern Co.	105,588
5,050	S	TXU Corp.	326,028
1,195		Wisconsin Energy Corp.	40,283
			2,370,957
		Electrical Components and Equipment: 0.2%
1,460		AMETEK, Inc.	52,078
1,305	@	Energizer Holdings, Inc.	64,845
850	@	Rayovac Corp.	25,976
150	@@	Samsung Electronics Co. Ltd. GDR	32,915
5,000	@@	Sumitomo Electric Industries Ltd.	54,708
16,000	@@	Toshiba Corp.	68,898
			299,420

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Electronics: 0.3%
580		BEI Technologies, Inc.	$17,910
460		Bel Fuse, Inc.	15,543
305	@	Benchmark Electronics, Inc.	10,401
570		Brady Corp.	35,665
160	@,L	Dionex Corp.	9,067
260	@	FLIR Systems, Inc.	16,585
605		Keithley Instruments, Inc.	11,919
3,200	@@	Koninklijke Philips Electronics NV	84,803
1,150	@	Paxar Corp.	25,496
3,850		PerkinElmer, Inc.	86,587
3,600	@	Thermo Electron Corp.	108,683
1,360	@	Thomas & Betts Corp.	41,820
380	@	Trimble Navigation Ltd.	12,555
980	@	Varian, Inc.	40,190
			517,224
		Engineering and Construction: 0.0%
510	@	Emcor Group, Inc.	23,042
			23,042
		Entertainment: 0.1%
710	@	Argosy Gaming Co.	33,157
1,070		International Speedway Corp.	56,496
			89,653
		Environmental Control: 0.0%
940		Republic Services, Inc.	31,528
345	@	Waste Connections, Inc.	11,816
			43,344
		Food: 0.6%
690		Corn Products Intl., Inc.	36,956
310		Flowers Foods, Inc.	9,790
7,200	@,@@	Koninklijke Ahold NV	55,793
1,021		Lance, Inc.	19,430
9,000		Meiji Dairies Corp	53,576
1,100	@@	Metro AG	60,635
440		Nash Finch Co.	16,614
1,470		Ruddick Corp.	31,884
575	L	Sanderson Farms, Inc.	24,886
3,550		SUPERVALU, Inc.	122,546
2,110		Tyson Foods, Inc.	38,824
8,900	@,@@	Unilever PLC	87,312
380		Whole Foods Market, Inc.	36,233
4,698		Wm. Wrigley Jr. Co.	325,055
			919,534
		Forest Products and Paper: 0.5%
2,450		International Paper Co.	102,900
5,100		MeadWestvaco Corp.	172,839
790		Potlatch Corp.	39,958
1,472		Wausau-Mosinee Paper Corp.	26,290
5,200		Weyerhaeuser Co.	349,544
			691,531
		Gas: 0.3%
740		Atmos Energy Corp.	20,239
930		Energen Corp.	54,824
5,500		Sempra Energy	201,740
1,300		UGI Corp.	53,183
2,100		WGL Holdings, Inc.	64,764
			394,750
		Hand/Machine Tools: 0.1%
1,950		Black & Decker Corp.	$172,244
			172,244
		Healthcare-Products: 1.8%
5,900		Becton Dickinson & Co.	335,120
250		Cooper Cos., Inc.	17,648
2,080	@	Cytyc Corp.	57,346
480		Dentsply Intl., Inc.	26,976
900	@@	Fresenius Medical Care AG	72,478
715	@	Haemonetics Corp.	25,890
260	@	Idexx Laboratories, Inc.	14,193
1,265	@	Immucor, Inc.	29,740
24,300		Johnson & Johnson	1,541,105
6,250		Medtronic, Inc.	310,438
850	@	Patterson Cos., Inc.	36,882
260	@	ResMed, Inc.	13,286
740	@	Respironics, Inc.	40,226
4,500	@,@@	Smith & Nephew PLC	46,045
972	@	Sola Intl., Inc.	26,769
950	@	Sybron Dental Specialties, Inc.	33,611
1,980	@	Varian Medical Systems, Inc.	85,615
445		Vital Signs, Inc.	17,319
			2,730,687
		Healthcare-Services: 1.4%
3,050		Aetna, Inc.	380,488
580	@	Amedisys, Inc.	18,786
540	@	AMERIGROUP Corp.	40,856
1,100	@	Centene Corp.	31,185
1,255	@	Covance, Inc.	48,631
1,450	@,L	Coventry Health Care, Inc.	76,966
3,900	@	Humana, Inc.	115,791
1,680	@	Lincare Holdings, Inc.	71,652
1,430	@	PacifiCare Health Systems, Inc.	80,824
595	@	RehabCare Group, Inc.	16,654
615	@	Sierra Health Services, Inc.	33,893
8,000		UnitedHealth Group, Inc.	704,240
4,550	@	WellPoint Inc	523,250
			2,143,216
		Holding Companies-Diversified: 0.0%
18,000	@@	Citic Pacific Ltd.	51,270
			51,270
		Home Builders: 0.1%
1,440	L	DR Horton, Inc.	58,046
980	L	Lennar Corp.	55,546
100	@	Meritage Homes Corp	11,270
105	@	NVR, Inc.	80,788
			205,650
		Home Furnishings: 0.2%
2,000	@@	Electrolux AB	45,821
270		Ethan Allen Interiors, Inc.	10,805
963		Fedders Corp.	3,486
835		Harman Intl. Industries, Inc.	106,045
6,000	@@	Matsushita Electric Industrial Co., Ltd.	96,139
4,000	@@	Yamaha Corp.	61,292
			323,588

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Household Products/Wares: 0.2%
1,590		American Greetings Corp.	$40,307
399		Blyth, Inc.	11,794
1,450		Church & Dwight, Inc.	48,749
3,850		Clorox Co.	226,881
530	@	Fossil, Inc.	13,589
			341,320
		Housewares: 0.0%
510		Toro Co.	41,489
			41,489
		Insurance: 3.3%
5,100	@@	AEGON NV	69,420
1,505		American Financial Group, Inc.	47,122
13,150		American Intl. Group, Inc.	863,560
980		AmerUs Group Co.	44,394
4,350		Chubb Corp.	334,515
3,500		CIGNA Corp.	285,495
715		Delphi Financial Group, Inc.	32,997
865	@@	Everest Re Group Ltd.	77,469
1,040		Fidelity National Financial, Inc.	47,497
1,640		First American Corp.	57,630
5,800		Hartford Financial Services Group, Inc.	401,998
500		LandAmerica Financial Group, Inc.	26,965
37,400	@@	Legal & General Group PLC	78,802
4,250		Lincoln National Corp.	198,390
4,617		Loews Corp.	324,575
11,750		MetLife, Inc.	475,992
2,450		MGIC Investment Corp.	168,830
6,000	@@	Mitsui Sumitomo Insurance Co. Ltd.	52,317
1,720	@	Ohio Casualty Corp.	39,921
515	@	Philadelphia Consolidated Holding Co.	34,062
780	@	ProAssurance Corp.	30,506
8,700		Prudential Financial, Inc.	478,151
6,000	@@	QBE Insurance Group Ltd.	72,388
1,440		Radian Group, Inc.	76,666
3,150		Safeco Corp.	164,556
695		Selective Insurance Group, Inc.	30,747
11,400	@@	Skandia Forsakrings AB	56,721
630	L	StanCorp Financial Group, Inc.	51,975
560		Stewart Information Services Corp.	23,324
650	@@	Swiss Reinsurance Co.	46,249
1,035		UICI	35,087
1,425		W.R. Berkley Corp.	67,217
540	L	Zenith National Insurance Corp.	26,914
390	@,@@	Zurich Financial Services AG	64,940
			4,887,392
		Internet: 0.8%
3,200	@	eBay, Inc.	372,096
360	@	Internet Security Systems	8,370
2,420	@	McAfee, Inc.	70,011
1,760	@,L	RSA Security, Inc.	35,306
13,650	@	Symantec Corp.	351,624
1,410	@	Verity, Inc.	18,499
610	@	Websense, Inc.	30,939
6,600	@	Yahoo!, Inc.	248,688
			1,135,533
		Iron/Steel: 0.1%
180	L	Carpenter Technology Corp.	$10,523
2,800	@@	JFE Holdings, Inc.	80,002
3,000	@@	ThyssenKrupp AG	66,079
			156,604
		Leisure Time: 0.2%
800		Arctic Cat, Inc.	21,216
2,800	L	Carnival Corp.	161,364
1,070	L	Nautilus Group, Inc.	25,862
315		Polaris Industries, Inc.	21,426
			229,868
		Lodging: 0.4%
1,570	L	Boyd Gaming Corp.	65,391
1,915	@	Caesars Entertainment, Inc.	38,568
425	@	Mandalay Resort Group	29,933
5,200		Marriott Intl., Inc.	327,495
1,825		Starwood Hotels & Resorts Worldwide, Inc.	106,580
			567,967
		Machinery-Construction and Mining: 0.0%
720	@	Astec Industries, Inc.	12,391
			12,391
		Machinery-Diversified: 0.2%
895		Applied Industrial Technologies, Inc.	24,523
345		Cognex Corp.	9,626
1,050		Cummins, Inc.	87,979
750	@	Gerber Scientific, Inc.	5,708
1,360		Graco, Inc.	50,796
365		IDEX Corp.	14,783
1,237	@	Zebra Technologies Corp.	69,617
			263,032
		Media: 1.4%
10,600	@,L	Comcast Corp.	352,768
3,750		McGraw-Hill Cos., Inc.	343,275
4,300	@@	Mediaset S.p.A.	54,440
1,000		Meredith Corp.	54,200
12,950		News Corp.	241,647
6,900	@@	Reed Elsevier PLC	63,601
545		Thomas Nelson, Inc.	12,317
22,350	@	Time Warner, Inc.	434,484
8,350		Viacom, Inc.	303,857
9,900		Walt Disney Co.	275,220
60		Washington Post Co.	58,981
			2,194,790
		Metal Fabricate/Hardware: 0.1%
800		Kaydon Corp.	26,416
335		Lawson Products, Inc.	16,894
945		Mueller Industries, Inc.	30,429
410		Precision Castparts Corp.	26,929
660		Timken Co.	17,173
520	@	Wolverine Tube, Inc.	6,713
			124,554
		Mining: 0.2%
2,600	@@	Anglo American PLC	61,350
5,500	@@	BHP Billiton Ltd.	66,004

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Mining (continued)
2,300	L	Phelps Dodge Corp.	$227,515
775	@	RTI Intl. Metals, Inc.	15,919
			370,788
		Miscellaneous Manufacturing: 2.0%
3,950		3M Co.	324,177
265		AptarGroup, Inc.	13,987
6,450		Eastman Kodak Co.	208,013
52,850		General Electric Co.	1,929,024
900		Lancaster Colony Corp.	38,583
1,625	@,L	Pentair, Inc.	70,785
330		Roper Industries, Inc.	20,054
1,100	@@	Siemens AG	93,119
10,200	@@	Tyco Intl. Ltd.	364,547
			3,062,289
		Office/Business Equipment: 0.3%
700	@,L	Global Imaging Systems, Inc.	27,650
1,200		Seiko Epson Corp	53,504
20,900	@	Xerox Corp.	355,509
			436,663
		Oil and Gas: 4.1%
2,150		Amerada Hess Corp.	177,117
18,600	@@	BP PLC	180,987
7,400		Burlington Resources, Inc.	321,900
9,850		ChevronTexaco Corp.	517,223
840	@	Cimarex Energy Co.	31,836
7,500		ConocoPhillips	651,224
8,600		Devon Energy Corp.	334,712
42,750		Exxon Mobil Corp.	2,191,364
850		Frontier Oil Corp.	22,661
400		LUKOIL ADR	49,000
1,195		Murphy Oil Corp.	96,138
1,075	@	Newfield Exploration Co.	63,479
1,000	L	Noble Energy, Inc.	61,660
600	@@	Norsk Hydro ASA	47,184
6,600		Occidental Petroleum Corp.	385,176
515		Patina Oil & Gas Corp.	19,313
520	@	Petroleum Development Corp.	20,056
1,170		Pogo Producing Co.	56,733
780	@	Remington Oil & Gas Corp.	21,255
4,100	@@	Repsol YPF SA	106,650
22,800	@@	Shell Transport & Trading Co. PLC	195,077
270	@,L	Southwestern Energy Co.	13,686
610	@	Stone Energy Corp.	27,505
1,350	L	Sunoco, Inc.	110,309
780	@	Swift Energy Co.	22,573
700	@@	Total SA	153,309
5,650	L	Valero Energy Corp.	256,510
			6,134,637
		Oil and Gas Services: 0.1%
780	@	Cal Dive Intl., Inc.	31,785
590	@	Hydril Co.	26,851
1,810	@,L	Weatherford Intl. Ltd.	92,853
			151,489
		Packaging and Containers: 0.1%
2,500		Ball Corp.	109,950
610		Sonoco Products Co.	18,087
			128,037
		Pharmaceuticals: 1.9%
7,850		Abbott Laboratories	$366,203
1,560		Alpharma, Inc.	26,442
2,800		Amerisourcebergen Corp.	164,304
700		Cardinal Health, Inc.	40,705
9,700	@	Caremark Rx, Inc.	382,470
420		Medicis Pharmaceutical Corp.	14,746
10,700		Merck & Co., Inc.	343,898
560		Natures Sunshine Products, Inc.	11,402
470	@	NBTY, Inc.	11,285
940	@	Noven Pharmaceuticals, Inc.	16,036
37,950		Pfizer, Inc.	1,020,475
1,420	@@	Roche Holding AG	162,992
2,500	@@	Sankyo Co., Ltd.	56,606
1,700	@@	Sanofi-Aventis	135,917
650	@	Sepracor, Inc.	38,591
1,400	@@	Takeda Pharmaceutical Co. Ltd.	70,688
1,300		UCB SA	66,087
			2,928,847
		Pipelines: 0.1%
2,867		National Fuel Gas Co.	81,251
850		Questar Corp.	43,316
			124,567
		Real Estate: 0.0%
7,000	@@	Cheung Kong Holdings Ltd.	69,847
			69,847
		Real Estate Investment Trusts: 1.9%
9,650		Acadia Realty Trust	157,294
300	@	Alexander’s, Inc.	64,500
1,500		Alexandria Real Estate Equities, Inc.	111,630
1,764	@	Archstone-Smith Trust	67,561
1,250		Avalonbay Communities, Inc.	94,125
1,750		Boston Properties, Inc.	113,173
1,375		CBL & Associates Properties, Inc.	104,981
1,900		CenterPoint Properties Trust	90,991
4,625		Corporate Office Properties Trust Sbi MD	135,743
1,825		Developers Diversified Realty Corp.	80,975
2,500		Equity Office Properties Trust	72,800
2,661		Equity Residential	96,275
840		Essex Property Trust, Inc.	70,392
3,025	@	FelCor Lodging Trust, Inc.	44,316
2,250		General Growth Properties, Inc.	81,360
1,465		Gramercy Capital Corp.	30,179
7,600	L	Host Marriott Corp.	131,480
1,200		iStar Financial, Inc.	54,312
1,550		Kimco Realty Corp.	89,885
3,000		LaSalle Hotel Properties	95,490
3,750	@	Meristar Hospitality Corp.	31,313
2,575		National Health Investors, Inc.	75,139
4,025	L	Nationwide Health Properties, Inc.	95,594
810		New Century Financial Corp.	51,767
2,675		Newcastle Investment Corp.	85,012
2,700		ProLogis	116,991
1,000		PS Business Parks, Inc.	45,100
2,000		Public Storage, Inc.	111,500
1,250		Rayonier, Inc.	61,138
2,825		Reckson Associates Realty Corp.	92,688

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Real Estate Investment Trusts (continued)
1,800	L	Regency Centers Corp.	$99,720
1,550		Simon Property Group, Inc.	100,239
1,675		SL Green Realty Corp.	101,421
2,800		United Dominion Realty Trust, Inc.	69,440
			2,924,524
		Retail: 3.8%
1,515		Abercrombie & Fitch Co.	71,129
1,355		American Eagle Outfitters, Inc.	63,821
1,645	@	Barnes & Noble, Inc.	53,084
1,560	@	BJ’s Wholesale Club, Inc.	45,443
750		Cato Corp.	21,615
880	@	CEC Entertainment, Inc.	35,174
2,215		Claire’s Stores, Inc.	47,069
8,400	L	Costco Wholesale Corp.	406,644
5,500	@@	Enterprise Inns PLC	83,694
1,360	@	GameStop Corp	30,478
22,150		Home Depot, Inc.	946,690
780	@	J. Jill Group, Inc.	11,614
6,600		J.C. Penney Co., Inc. Holding Co.	273,240
850	@	Jack in The Box, Inc.	31,340
1,500		Lawson, Inc.	55,420
10,100	@	Limited Brands, Inc.	232,502
4,100	@@	Marui Co. Ltd.	55,108
17,200		McDonald’s Corp.	551,432
2,340		Michaels Stores, Inc.	70,130
895		PETsMART, Inc.	31,799
200	@,L	PF Chang’s China Bistro, Inc.	11,270
440	@	Sonic Corp.	13,420
10,300		Staples, Inc.	347,213
7,000	@	Starbucks Corp.	436,520
1,420	@	Stein Mart, Inc.	24,225
4,300		Target Corp.	223,299
1,100	@	Too, Inc.	26,906
5,650	@	Toys R US, Inc.	115,656
1,380	@	Urban Outfitters, Inc.	61,272
21,400		Wal-Mart Stores, Inc.	1,130,347
720	@,L	Williams-Sonoma, Inc.	25,229
380	@	Zale Corp.	11,351
			5,544,134
		Savings and Loans: 0.0%
818	@	BankUnited Financial Corp.	26,135
950	@	Waypoint Financial Corp.	26,933
			53,068
		Semiconductors: 0.7%
1,450	@,L	Cree, Inc.	58,116
980	@	DSP Group, Inc.	21,883
31,550		Intel Corp.	737,954
1,275		Microchip Technology, Inc.	33,992
3,500	@@	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	29,715
8,650		Texas Instruments, Inc.	212,963
270	@,L	Varian Semiconductor Equipment Associates, Inc.	9,950
			1,104,573
		Software: 2.1%
968	@	Advent Software, Inc.	19,825
860	@	Ansys, Inc.	27,572
5,800		Autodesk, Inc.	220,109
245	@	Avid Technology, Inc.	$15,129
5,000	@	BMC Software, Inc.	93,000
270	@,L	Cerner Corp.	14,356
9,200	@	Compuware Corp.	59,524
540	@	CSG Systems Intl., Inc.	10,098
880	@	Digi Intl., Inc.	15,127
1,140	@	Dun & Bradstreet Corp.	68,001
1,250	@	eFunds Corp.	30,013
1,510	L	Fair Isaac Corp.	55,387
1,050	@	FileNet Corp.	27,048
280	L	Global Payments, Inc.	16,391
290	@,L	Hyperion Solutions Corp.	13,520
700	@	MapInfo Corp.	8,386
54,300		Microsoft Corp.	1,450,352
57,500	@	Oracle Corp.	788,899
5,300	@	Parametric Technology Corp.	31,217
1,030	@	Phoenix Technologies Ltd.	8,508
1,090	@	Progress Software Corp.	25,452
500	@@	SAP AG	88,534
1,710		SEI Investments Co.	71,700
2,430	@	Sybase, Inc.	48,479
2,470	@	Wind River Systems, Inc.	33,469
			3,240,096
		Telecommunications: 2.6%
3,265	@	Adaptec, Inc.	24,781
10,650		Alltel Corp.	625,794
280	@	Anixter Intl., Inc.	10,077
33,050	@	Cisco Systems, Inc.	637,865
300	@	Commonwealth Telephone Enterprises, Inc.	14,898
1,700	@	Commscope, Inc.	32,130
6,900	@,@@	Deutsche Telekom AG	155,930
3,100	@,@@	France Telecom SA	102,423
1,030		Harris Corp.	63,644
3,090	@@	Hellenic Telecommunications Organization SA	55,596
12,300		Motorola, Inc.	211,560
15	@@	Nippon Telegraph & Telephone Corp.	67,891
5,400	@@	Nokia Oyj	84,564
11,000	@	Oki Electric Industry Co Ltd	47,442
2,110	@	Polycom, Inc.	49,205
8,200		QUALCOMM, Inc.	347,680
2,300	@@	TDC A/S	97,451
35,700	@@	Telecom Italia S.p.A.	145,741
3,400	@@	Telekom Austria AG	64,461
1,600		Telekomunikasi Indonesia Tbk PT ADR	33,632
420		Telephone & Data Systems, Inc.	32,319
23,700		Verizon Communications, Inc.	960,087
			3,865,171
		Textiles: 0.0%
630		G&K Services, Inc.	27,355
420	@,L	Mohawk Industries, Inc.	38,325
			65,680
		Toys/Games/Hobbies: 0.0%
560	@	Department 56, Inc.	9,324
960	@,L	Jakks Pacific, Inc.	21,226
			30,550

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Transportation: 1.1%
540		C.H. Robinson Worldwide, Inc.	$29,981
1,105		CNF, Inc.	55,361
11	@@	East Japan Railway Co.	61,275
1,035	@,L	EGL, Inc.	30,936
660		Expeditors Intl. Washington, Inc.	36,881
4,850		FedEx Corp.	477,676
600	@	Forward Air Corp.	26,820
565		Heartland Express, Inc.	12,696
595	@	Landstar System, Inc.	43,816
8,000	@@	Mitsui O.S.K. Lines Ltd.	48,033
9,400		Norfolk Southern Corp.	340,186
660	@	Offshore Logistics, Inc.	21,430
810		Overseas Shipholding Group, Inc.	44,712
5,650		United Parcel Service, Inc.	482,848
345	@,L	Yellow Roadway Corp.	19,220
			1,731,871
		Water: 0.0%
3,900	@@	Severn Trent PLC	72,298
			72,298
		Total Common Stock (Cost $66,233,772)	78,720,577

PREFERRED STOCK: 0.2%

		Banks: 0.2%
30	@,#,XX	DG Funding Trust	321,844
		Total Preferred Stock (Cost $326,211)	321,844

Principal Amount			Value

CORPORATE BONDS/NOTES: 11.0%

		Auto Manufacturers: 0.3%
$59,000		Ford Motor Co., 6.625%, due 10/01/28	$55,190
191,000	L	Ford Motor Co., 7.450%, due 07/16/31	192,651
201,000	L	General Motors Corp., 8.375%, due 07/15/33	208,830
			456,671
		Banks: 3.2%
80,000	@@	Australia & New Zealand Banking Group Ltd., 2.405%, due 10/29/49	69,881
127,000		Banco Bradesco SA/Cayman Islands, 8.750%, due 10/24/13	139,065
131,000	#	Banco Santander Chile/Pre-merger with Banco Santiago SA, 2.800%, due 12/09/09	131,318
222,000	@@	Banco Santander Santiago Chile SA, 7.375%, due 07/18/12	255,410
120,000	@@	Bank of Ireland, 2.770%, due 12/29/49	104,401
60,000	@@	Bank of Nova Scotia, 2.115%, due 08/31/85	50,147
134,000		BankAmerica Capital II, 8.000%, due 12/15/26	147,318
101,000	@@,#	Danske Bank A/S, 5.914%, due 12/29/49	107,138
$140,000	@@	Den Norske Bank ASA, 2.115%, due 08/29/49	$116,725
101,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	125,223
127,000	@@,#	HBOS Capital Funding LP, 6.071%, due 06/30/49	136,360
390,000	@@,C	HSBC Bank PLC, 2.839%, due 06/29/49	339,070
200,000	@@	Lloyds TSB Bank PLC, 2.090%, due 08/29/49	171,563
190,000	@@	Lloyds TSB Bank PLC, 2.938%, due 06/29/49	169,455
198,000	#	M&T Bank Corp., 3.850%, due 04/01/13	196,077
139,000		Mellon Capital I, 7.720%, due 12/01/26	150,955
150,000	@@	National Australia Bank Ltd., 2.361%, due 10/29/49	131,039
190,000	@@	National Westminster Bank PLC, 2.563%, due 11/29/49	162,179
169,000	#	Rabobank Capital Funding II, 5.260%, due 12/29/49	172,262
300,000	#	Rabobank Capital Funding Trust, 5.254%, due 12/29/49	299,019
200,000	@@	Royal Bank of Canada, 2.750%, due 06/29/85	170,991
110,000	@@	Royal Bank of Scotland Group PLC, 2.938%, due 12/29/49	97,155
50,000	@@,C	Societe Generale, 2.705%, due 11/29/49	43,047
450,000	@@,C	Standard Chartered PLC, 2.813%, due 11/29/49	358,769
260,000	@@,C	Standard Chartered PLC, 2.838%, due 12/29/49	209,300
139,000		U.S. Bankcorp, 8.090%, due 11/15/26	151,706
124,000		Wells Fargo Capital I, 7.960%, due 12/15/26	135,047
80,000	@@	Westpac Banking Corp., 2.338%, due 09/29/49	69,396
431,000	#	Westpac Capital Trust IV, 5.256%, due 12/29/49	427,753
			4,837,769
		Beverages: 0.4%
220,000	@@,#	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	257,400
66,000	@@	Coca-Cola HBC Finance BV, 5.125%, due 09/17/13	67,813
229,000	#	Miller Brewing Co., 4.250%, due 08/15/08	231,274
			556,487
		Chemicals: 0.1%
53,000		Dow Chemical Co., 5.750%, due 11/15/09	56,754
49,000	@@,#,S	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	51,967
			108,721
		Diversified Financial Services: 2.2%
60,882	@@,#	Arcel Finance Ltd., 5.984%, due 02/01/09	62,936

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$164,000	@@,#	Arcel Finance Ltd., 7.048%, due 09/01/11	$168,422
268,000	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	266,660
135,000		Citigroup Capital II, 7.750%, due 12/01/36	146,939
150,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	164,023
182,000	#	Farmers Exchange Capital, 7.200%, due 07/15/48	185,783
65,000	@@	Financiere CSFB NV, 2.125%, due 03/29/49	54,210
196,000		Ford Motor Credit Co., 5.700%, due 01/15/10	197,998
64,000	L	Ford Motor Credit Co., 7.000%, due 10/01/13	67,960
298,000	#	HVB Funding Trust III, 9.000%, due 10/22/31	394,783
31,000		JPM Capital Trust I, 7.540%, due 01/15/27	33,417
156,000		JPM Capital Trust II, 7.950%, due 02/01/27	170,677
395,000	#	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	393,257
154,589	@@,#	PF Export Receivables Master Trust, 3.748%, due 06/01/13	150,102
257,571	@@,#	PF Export Receivables Master Trust, 6.436%, due 06/01/15	256,163
299,000	#	Preferred Term Securities XII, 2.960%, due 03/23/35	298,253
200,000	#	Twin Reefs Pass-Through Trust, 3.370%, due 12/10/49	201,138
133,000	@@	UFJ Finance Aruba AEC, 8.750%, due 11/29/49	148,619
			3,361,340
		Electric: 0.7%
221,000		Consumers Energy Co., 4.250%, due 04/15/08	223,334
327,000		Ohio Power Co., 6.375%, due 07/15/33	344,801
118,000	S	Pacific Gas & Electric Co., 2.720%, due 04/03/06	118,106
35,244	#,S	Power Contract Financing LLC, 5.200%, due 02/01/06	35,581
146,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	152,971
40,301		PPL Montana LLC, 8.903%, due 07/02/20	45,565
76,542	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	80,561
113,000	#,L	TXU Energy Co. LLC, 2.838%, due 01/17/06	113,344
			1,114,263
		Food: 0.5%
102,000		Kroger Co., 7.250%, due 06/01/09	114,359
187,000		Safeway, Inc., 4.800%, due 07/16/07	191,542
$117,000		SUPERVALU, Inc., 7.875%, due 08/01/09	$134,302
260,000	S	Tyson Foods, Inc., 7.250%, due 10/01/06	275,769
			715,972
		Insurance: 0.6%
59,000	#	Farmers Insurance Exchange, 6.000%, due 08/01/14	59,941
64,000	#	Farmers Insurance Exchange, 8.625%, due 05/01/24	75,683
149,000	#	Monumental Global Funding II, 3.850%, due 03/03/08	149,498
264,000		North Front Pass-Through Trust, 5.810%, due 12/15/24	269,259
133,000	S	Prudential Financial, Inc., 4.104%, due 11/15/06	134,517
232,000	#	Zurich Capital Trust I, 8.376%, due 06/01/37	261,268
			950,166
		Media: 0.2%
212,000		Clear Channel Communications, Inc., 3.125%, due 02/01/07	208,925
128,000		COX Communications, Inc., 6.850%, due 01/15/18	136,599
			345,524
		Mining: 0.2%
125,000	@@,#	Corp Nacional del Cobre de Chile, 5.500%, due 10/15/13	130,407
128,000		WMC Finance USA, 5.125%, due 05/15/13	127,845
			258,252
		Multi-National: 0.2%
312,000	@@	Corp Andina de Fomento CAF, 6.875%, due 03/15/12	351,228
			351,228
		Oil and Gas: 1.0%
189,000	@@,#	Empresa Nacional de Petroleo, 4.875%, due 03/15/14	184,987
221,000	@@,#	Gazprom Intl. SA, 7.201%, due 02/01/20	234,260
139,000		Husky Energy, Inc., 6.150%, due 06/15/19	148,752
261,000	#	Pemex Project Funding Master Trust, 3.790%, due 06/15/10	268,438
53,000		Pemex Project Funding Master Trust, 7.375%, due 12/15/14	59,042
105,000	@@	Petroleos Mexicanos, 9.250%, due 03/30/18	130,463
193,000	#,L	Tengizchevroil Finance Co. SARL, 6.124%, due 11/15/14	194,448
104,000		Valero Energy Corp., 6.125%, due 04/15/07	109,661
112,000		Valero Energy Corp., 8.750%, due 06/15/30	150,370
			1,480,421

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		Packaging and Containers: 0.1%
$86,000	#	Sealed Air Corp., 5.375%, due 04/15/08	$89,422
			89,422
		Pipelines: 0.1%
172,000	S	Duke Capital LLC, 4.331%, due 11/16/06	174,235
			174,235
		Real Estate: 0.3%
209,000		EOP Operating LP, 7.750%, due 11/15/07	230,816
61,000		Liberty Property LP, 6.375%, due 08/15/12	66,251
12,000		Liberty Property LP, 6.950%, due 12/01/06	12,805
158,000		Liberty Property LP, 7.750%, due 04/15/09	177,607
			487,479
		Real Estate Investment Trusts: 0.3%
148,000		Simon Property Group LP, 4.875%, due 03/18/10	150,953
288,000		Simon Property Group LP, 6.375%, due 11/15/07	307,467
			458,420
		Retail: 0.1%
201,000		May Department Stores Co., 3.950%, due 07/15/07	201,460
			201,460
		Savings and Loans: 0.1%
129,000		Great Western Financial, 8.206%, due 02/01/27	140,973
			140,973
		Telecommunications: 0.3%
179,000		BellSouth Corp., 4.200%, due 09/15/09	179,658
95,000	+,S	Sprint Capital Corp., 4.780%, due 08/17/06	96,858
31,000	L	Sprint Capital Corp., 8.375%, due 03/15/12	37,815
119,000		Verizon Virginia, Inc., 4.625%, due 03/15/13	116,240
			430,571
		Transportation: 0.1%
106,000	@@,#	MISC Capital Ltd., 5.000%, due 07/01/09	109,462
5,000	@@,#	MISC Capital Ltd., 6.125%, due 07/01/14	5,399
			114,861
		Total Corporate Bonds/Notes (Cost $16,372,818)	16,634,235

U.S. GOVERNMENT AGENCY OBLIGATIONS: 19.1%

		Federal Home Loan Bank: 0.5%
730,000	L	3.250%, due 12/17/07	725,819
			725,819
		Federal Home Loan Mortgage Corporation: 4.2%
$1,445,000		2.700%, due 03/16/07	$1,427,583
1,103,000		4.500%, due 10/15/12	1,120,559
396,818		4.500%, due 04/01/14	396,920
248,000	L	5.875%, due 03/21/11	268,103
491,597		6.000%, due 01/15/29	513,524
1,984,000		6.500%, due 01/15/34	2,081,960
461,362		7.000%, due 11/01/31	489,111
			6,297,760
		Federal National Mortgage Association: 13.6%
1,120,000	L	3.000%, due 08/15/07	1,109,585
695,000	L	3.500%, due 01/28/08	693,061
732,000	L	4.625%, due 10/15/13	740,140
1,344,000	W	5.000%, due 01/15/20	1,365,421
6,834,000	W	5.000%, due 01/15/34	6,780,612
715,000		5.250%, due 08/01/12	743,062
25,753		5.500%, due 01/01/18	26,652
391,471		5.500%, due 02/01/18	405,017
393,000	W	5.500%, due 01/15/20	406,141
1,778,000	W	5.500%, due 01/01/33	1,805,225
534,239		6.000%, due 08/01/16	560,332
299,137		6.000%, due 04/25/31	313,591
2,661,000		6.000%, due 01/15/34	2,751,638
644,993		6.500%, due 07/01/29	676,841
630,000	W	6.500%, due 01/15/35	660,713
934,000		6.500%, due 02/15/35	978,365
325,000		6.625%, due 11/15/10	367,738
138,579		7.000%, due 02/01/31	146,995
25,452		7.500%, due 11/01/30	27,279
64,549		7.500%, due 09/01/31	69,181
			20,627,589
		Government National Mortgage Association: 0.8%
83,628		6.500%, due 01/15/29	88,169
65,434		6.500%, due 10/15/31	68,961
151,997		6.500%, due 01/15/32	160,192
48,470		7.000%, due 01/15/28	51,613
299,171		7.000%, due 02/15/28	318,570
30,689		7.000%, due 02/15/28	32,679
171,389		7.000%, due 02/15/28	182,503
302,109		7.500%, due 12/15/23	326,850
			1,229,537
		Total U.S. Government Agency Obligations (Cost $28,787,559)	28,880,705

U.S. TREASURY OBLIGATIONS: 8.2%

		U.S. Treasury Bonds: 6.4%
2,924,000	L,S	4.250%, due 11/15/14	2,932,567
3,819,000	L,S	5.375%, due 02/15/31	4,130,787
699,000	S	6.250%, due 08/15/23	818,567
559,000	L,S	10.375%, due 11/15/12	666,652
766,000	L,S	13.250%, due 05/15/14	1,064,621
			9,613,194
		U.S. Treasury Notes: 1.5%
930,000	L,S	3.000%, due 11/15/07	926,726
1,394,000	L,S	3.500%, due 12/15/09	1,387,684
			2,314,410

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		U.S. Treasury STRIP: 0.3%
$823,000		4.690%, due 05/15/16	$488,612
			488,612
		Total U.S. Treasury Obligations (Cost $12,268,960)	12,416,216

ASSET-BACKED SECURITIES: 1.4%

		Automobile Asset-Backed Securities: 0.3%
140,000		Household Automotive Trust, 2.310%, due 04/17/08	139,077
325,000		USAA Auto Owner Trust, 2.040%, due 02/16/10	319,483
			458,560
		Credit Card Asset-Backed Securities: 1.0%
115,000		Bank One Issuance Trust, 4.540%, due 09/15/10	116,772
115,000		Capital One Master Trust, 4.900%, due 03/15/10	118,781
855,000		Chemical Master Credit Card Trust 1, 7.090%, due 02/15/09	901,175
390,000		Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	403,266
			1,539,994
		Other Asset-Backed Securities: 0.1%
41,000		Popular ABS Mortgage Pass-Through Trust, 3.735%, due 12/25/34	40,864
41,000		Popular ABS Mortgage Pass-Through Trust, 4.000%, due 12/25/34	40,880
			81,744
		Total Asset-Backed Securities (Cost $2,087,602)	2,080,298

COLLATERALIZED MORTGAGE OBLIGATIONS: 6.4%

		Commercial Mortgage-Backed Securities: 2.6%
26,000		Bear Stearns Commercial Mortgage Securities, 4.030%, due 02/13/46	25,810
37,000		Capco America Securitization Corp., 6.460%, due 10/15/30	40,257
230,000		COMM, 3.600%, due 03/10/39	226,668
975,000		CS First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	974,627
82,000		CS First Boston Mortgage Securities Corp., 7.560%, due 04/14/62	94,821
460,000		DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	495,516
180,000	C	DLJ Commercial Mortgage Corp., 6.460%, due 03/10/32	195,361
1,090,000		DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	1,226,579
241,142		GE Capital Commercial Mortgage Corp, 3.752%, due 07/10/39	240,748
$55,000		GE Capital Commercial Mortgage Corp., 3.915%, due 11/10/38	$54,420
40,000		GE Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	40,855
212,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	212,214
23,000		LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	23,452
121,000		LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	138,329
			3,989,657
		Whole Loan Collateralized Mortgage Obligations: 3.7%
276,654		Bank of America Mortgage Securities, 5.000%, due 12/25/18	279,247
176,952		Bank of America Mortgage Securities, 5.250%, due 11/25/19	180,260
261,937		Countrywide Alternative Loan Trust, 5.000%, due 10/25/18	264,393
283,869		Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18	286,531
629,000		CS First Boston Mortgage Securities Corp., 4.140%, due 10/25/33	629,424
507,000		GMAC Mortgage Corp. Loan Trust, 5.500%, due 01/25/34	518,953
12,653		GSR Mortgage Loan Trust, 6.500%, due 01/25/34	13,187
609,029		JP Morgan Mortgage Trust, 6.500%, due 11/25/34	636,546
420,000		MASTR Alternative Loans Trust, 5.500%, due 01/25/20	431,025
1,251,564		MASTR Asset Securitization Trust, 5.500%, due 06/25/33	1,262,516
349,565		Prime Mortgage Trust, 5.250%, due 11/25/19	356,864
725,261		Washington Mutual, 5.000%, due 06/25/18	732,515
			5,591,461
		Whole Loan Collateralized Support CMO: 0.1%
137,715		Bank of America Mortgage Securities, 5.500%, due 11/25/33	138,161
			138,161
		Total Collateralized Mortgage Obligations (Cost $9,737,491)	9,719,279

MUNICIPAL BONDS: 0.2%

		Municipal: 0.2%
70,000		City of New York, 5.000%, due 11/01/08	75,675
70,000		City of New York, 5.000%, due 11/01/11	77,257
70,000		City of New York, 5.000%, due 11/01/15	76,829

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount				Value
		Municipal (continued)
$70,000		Sales Tax Asset Receivables Corp., 4.060%, due 10/15/10		$69,013
61,000		Sales Tax Asset Receivables Corp., 4.660%, due 10/15/14		60,336
		Total Municipal Bonds (Cost $360,924)		359,110
		Total Long-Term Investments (Cost $136,175,337)		149,132,264

SHORT-TERM INVESTMENTS: 25.7%

		Certificate of Deposit: 1.0%
1,500,000		Wells Fargo Bank, 2.420%, due 01/07/05		1,500,000
		Total Certificate of Deposit (Cost $1,500,000)		1,500,000
		Commercial Paper: 7.6%
1,400,000	S	Ciesco L.P., 2.200%, due 01/05/05		1,399,572
1,500,000		Concord Minutemen Capital, 2.350%, due 01/09/06		1,500,000
1,500,000	S	Concord Minutemen Capital, 2.390%, due 01/13/05		1,498,705
1,375,000	S	Corporate Asset Funding Co., 2.180%, due 01/07/05		1,374,417
1,400,000	S	Household Financial Corp., 2.200%, due 01/11/05		1,399,059
1,500,000	S	Preferred Receivable Funding Corp., 2.340%, due 01/26/05		1,497,465
2,800,000	S	Tulip Funding Corp., 2.370%, due 01/04/05		2,799,263
		Total Commercial Paper (Cost $11,469,117)		11,468,481
		Repurchase Agreement: 3.4%
5,216,000	S	Goldman Sachs Repurchase Agreement dated 12/31/04, 2.230%, due 01/03/05, $5,216,969 to be received upon repurchase (Collateralized by $5,210,000 Federal Home Loan Mortgage Corporation, 5.200%, Market Value plus accrued interest $5,320,886, due 02/04/19)		5,216,000
		Total Repurchase Agreement (Cost $5,216,000)		5,216,000
		Securities Lending Collateralcc: 13.7%
$20,813,000		The Bank of New York
		Institutional Cash
		Reserve Fund		$20,813,000
		Total Securities Lending Collateral (Cost $20,813,000)		20,813,000
		Total Short-Term Investments (Cost $38,998,117)		38,997,481
		Total Investments In Securities (Cost $175,173,454)*	124.2%	$188,129,745
		Other Assets and Liabilities-Net	(24.2)	(36,641,232)
		Net Assets	100.0%	$151,488,513

@            Non-income producing security

@@        Foreign issuer

ADR       American Depositary Receipt

GDR        Global Depositary Receipt

REITs     Real Estate Investment Trusts

STRIP     Separate Trading of Registered Interest and Principal of Securities

+              Step-up basis bonds. Interest rates shown reflect current and future coupon rates.

#              Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C             Bond may be called prior to maturity date.

cc            Securities purchased with cash collateral for securities loaned.

W            When-issued or delayed delivery security.

S              Segregated securities for futures, when-issued or delayed delivery securities held at December 31, 2004.

L              Loaned security, a portion or all of the security is on loan at December 31, 2004.

XX          Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund’s valuation procedures.

*              Cost for federal income tax purposes is $176,474,275. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$12,534,480
Gross Unrealized Depreciation	(879,010)
Net Unrealized Appreciation	$11,655,470

Information concerning open futures contracts at December 31, 2004 is shown below:

Short Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
S&P 500 Future	22	$(6,675,350)	03/21/2005	$(45,573)
U.S. 2 Year Treasury Note	2	(419,188)	04/05/2005	490
U.S. 5 Year Treasury Note	10	(1,095,313)	03/31/2005	(988)
		$(8,189,850)		$(46,071)
Long Contracts
U.S. Long Bond	6	$675,000	03/31/2005	$5,033

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends paid during the year ended December 31, 2004 were as follows:

Fund Name	Type	Per Share Amount

ING VP Index Plus LargeCap Portfolio
Class I	NII	$0.1404
Class S	NII	$0.1327

ING VP Index Plus MidCap Portfolio
Class I	NII	$0.0670
Class S	NII	$0.0597

ING VP Index Plus SmallCap Portfolio
Class I	NII	$0.0228
Class S	NII	$0.0151
Class I	STCG	$0.0431
Class S	STCG	$0.0431
Class I	LTCG	$0.0357
Class S	LTCG	$0.0357

ING VP Strategic Allocation Balanced Portfolio Class I	NII	$0.1638
ING VP Strategic Allocation Growth Portfolio Class I	NII	$0.1456
ING VP Strategic Allocation Income Portfolio Class I	NII	$0.2378

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2004, the following percentage qualifies for the dividends received deduction available to corporate shareholders:

ING VP Index Plus LargeCap Portfolio:	100.00%
ING VP Index Plus MidCap Portfolio:	100.00%
ING VP Index Plus SmallCap Portfolio:	71.09%
ING VP Strategic Allocation Balanced Portfolio:	49.55%
ING VP Strategic Allocation Growth Portfolio:	94.10%
ING VP Strategic Allocation Income Portfolio:	27.02%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Fund’s Board of Directors. A director who is not an interested person of the Funds, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Funds are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Non-Interested Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1941	Director	June 1998 - present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 to Present). Formerly, Director, Business and Economic Research Center (August 1999 - August 2002).	48	Director, International Atlantic Economic Society (October 2002 - Present); Academy of Economics and Finance (February 2001 - Present).

Maria T. Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1943	Director	April 1994 - present	Retired. Formerly, Attorney, New York City Department of Mental Health (June 1973 - October 2002) and Associate Commissioner (1995 - 2002).	48	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1935	Director	April 1994 - present	Financial Adviser, Self-Employed (January 1993 - Present).	48	Director, Northwest Center for the Arts, Torrington, CT.

Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1937	Director	June 1991 - present	Retired. Formerly, Dean, Barney School of Business, University of Hartford (August 1996 - May 2004).	48	Director/Trustee, Mass Mutual Corporate and Participation Investors (April 1997 - Present); Director, Advest Trust Company (1998 - Present); Director, Connecticut Health Foundation (2002 - Present).

Edward T. O’Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1935	Director	June 2002 - present	Retired. Formerly, Partner/Chairman of Financial Service Group, Goodwin Procter LLP (June 1966 - September 2000)	48	None

Joseph E. Obermeyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1957	Director	January 2003 - present	President, Obermeyer & Associates, Inc. (Consulting firm) (November 1999 - Present). Formerly, Senior Manager, Arthur Andersen LLP (1995 - October 1999).	48	None

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Directors who are “Interested Persons”

J. Scott Fox(3) ING Investment Management Co. Inc. 10 State House Square Hartford, Connecticut Born: 1955	Director	December 1997 - present	Vice Chairman and Chief Operating Officer, ING Investment Management Co. (September 2002 - Present); President and Chief Executive Officer (April 2001 - Present). Formerly, Managing Director and Chief Operating Officer (April 1994 - April 2001), ING Investment Management Co.	48	Director of IPC Financial Network, Inc. (January 2001 - Present); Director, Metro Hartford Chamber of Commerce and The Greater Hartford Arts Council.

Thomas J. McInerney(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1956	Director	April 2002 - present

Chief Executive Officer, ING U.S. Financial Services (September 2001 - Present); Member, ING Americas Executive Committee (2001 - Present), ING Aeltus Holding Company, Inc. (2000 - Present), ING Retail Holding Company (1998 - Present), and ING Retirement Holdings, Inc. (1997 - Present). Formerly, President, ING Life Insurance Annuity Company (September 1997 - November 2002); President, Chief Executive Officer and Director of Northern Life Insurance Company (March 2001 - October 2002); General Manager and Chief Executive Officer, ING Worksite Division (December 2000 - October 2001); President, ING-SCI, Inc. (August 1997 - December 2000); President, Aetna Financial Services (August 1997 - December 2000).

				161

Director, Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co., Inc. (March 2001 - Present); Member of the Board, Bushnell Performing Arts Center; St. Francis Hospital; National Conference for Community Justice; and Metro Atlanta Chamber of Commerce.

(1)   Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)   Mr. Obermeyer was elected to the Board on January 1, 2003.

(3)   Mr. Fox is an “interested person,” as defined under the 1940 Act, because of his relationship with ING Investment Management Co., an affiliate of ING Investments.

(4)   Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1949	President, Chief Executive Officer and Chief Operating Officer	March 2002 - present

President and Chief Executive Officer, ING Investments, LLC (December 2000 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000); and Executive Vice President, ING Investments, LLC (May 1998 - June 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1958	Executive Vice President and Assistant Secretary Principal Financial Officer	April 2002 - present March 2002 - present

Executive Vice President, Chief Financial Officer and Treasurer, (December 2001 - Present) and Chief Compliance Officer (October 2004 - Present), ING Investments, LLC. Formerly, Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1950	Executive Vice President	March 2002 - present

Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer (January 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003); and Chief Executive Officer, ING Investments, LLC (August 1996 - August 2000).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1954	Chief Compliance Officer	November 2004 - present

Chief Compliance Officer of the ING Funds (November 2004 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1963	Senior Vice President and Assistant Secretary	March 2002 - present	Senior Vice President and Assistant Secretary, ING Funds Services, LLC (October 2001 - Present). Formerly, Senior Vice President, ING Funds Services, LLC (August 1999 - October 2001).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1964	Senior Vice President	December 2003 - present

Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (October 2001 - October 2003); Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1967	Vice President and Treasurer	March 2002 - present	Vice President, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1954	Vice President	March 2003 - present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present) and Vice President, ING Investments, LLC (February 1996 - Present). Formerly, Chief Compliance Officer (October 2001 - October 2004), ING Investments, LLC.

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1967	Vice President	September 2003 - present

Vice President, Financial Reporting, Fund Accounting, ING Funds Services, LLC (September 2002 - Present). Formerly, Director of Financial Reporting, ING Investments, LLC (March 2001 - September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 - January 2001); and Director of Finance, Rural/Metro Corporation (March 1995 - May 2000).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1958	Vice President	September 2004 - present

Vice President, Compliance, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1963	Secretary	September 2003 - present

Counsel, ING U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003); and Associate with Sutherland Asbill & Brennan (1996 - February 2000).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1976	Assistant Vice President	March 2003 - present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1957	Assistant Vice President	September 2004 - present

Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PL (October 2000 - May 2003); Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1963	Assistant Secretary	September 2003 - present

Chief Counsel, ING U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Robin R. Nesbitt 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1973	Assistant Secretary	September 2004 - present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); Associate, PricewaterhouseCoopers (January 2001 - August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 - December 2000).

(1)  The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified.

Investment Manager

ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

VPAR-AFIP/SAIS	(1204-021805)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR.  Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $16,679 for year ended December 31, 2004 and $39,750 for year ended December 31, 2003.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

None

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $16,809 in the year ended December 31, 2004 and $9,000 in the year ended December 31, 2003.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.                                         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

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II.                                     Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.                                 Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.                                Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

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outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.                                    Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.                                Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.                            Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

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VIII.                        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.                                Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

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Appendix A
Pre-Approved Audit Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	✓	Not to exceed $8,500 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	✓	Not to exceed $8,000 during the Pre-Approval Period

(1)          For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.  [Note:  Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $5,000 for each set of financial statements

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses	✓	✓	Not to exceed $2,000 per course

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	✓		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee(2)

Review of year-end reporting for 1099’s	✓		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

International tax services (e.g., Taiwan and India)	✓		Not to exceed $5,000 per Fund during the Pre-Approval Period

Tax training courses	✓	✓	Not to exceed $2,000 per course during the Pre-Approval Period

Loan Staff Services	✓	✓	Not to exceed $15,000 during the Pre-Approval Period

(2)          For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax services associated with Fund mergers	✓		Not to exceed $8,000 per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating the tax treatment of swaps, swaptions, mortgage-backed securities and other derivatives.	✓		Not to exceed $25,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $25,000 during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:           2004

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING Alger Aggressive Growth Portfolio
ING Alger Capital Appreciation Portfolio
ING Alger Growth Portfolio
ING American Century Small Cap Value Portfolio
ING Baron Small Cap Growth Portfolio
ING Aeltus Enhanced Index Portfolio
ING Goldman Sachs Capital Growth Portfolio
ING Goldman Sachs Core Equity Portfolio
ING JPMorgan Fleming International Portfolio
ING JPMorgan Mid Cap Value Portfolio
ING MFS Capital Opportunities Portfolio
ING MFS Global Growth Portfolio
ING UBS U.S. Large Cap Equity Portfolio
ING OpCap Balanced Value Portfolio
ING PIMCO Total Return Portfolio
ING Salomon Brothers Aggressive Growth Portfolio
ING Salomon Brothers Fundamental Value Portfolio
ING Salomon Brothers Investors Value Portfolio
ING T. Rowe Price Growth Equity Portfolio
ING UBS U.S. Allocation Portfolio
ING Van Kampen Comstock Portfolio

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(e) (2)                     Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $444,139 for year ended December 31, 2004 and $349,873 for fiscal year ended December 31, 2003.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board and is comprised of persons who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary and must be received in a timely manner in order to be considered. Any such shareholder nomination should include:  sufficient background information concerning the candidate; the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected); and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

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Item 10.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as

EX-99.CODE ETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)               Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Strategic Allocation Portfolios, Inc.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: March 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: March 7, 2005

By	/s/ Michael J. Roland
Michael J. Roland
Executive Vice President and Chief Financial Officer

Date: March 7, 2005

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